                                                      Filed Pursuant to Rule 433
                                          Registration Statement No.: 333-130755

STRUCTURAL AND COLLATERAL INFORMATION

$3,164,089,000 (APPROXIMATE OFFERED CERTIFICATES)

$3,515,654,613 (APPROXIMATE TOTAL COLLATERAL BALANCE)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
OFFERED CLASSES A-1, A-2, A-3, A-AB, A-4, A-1A, XW, A-M, A-J, B, C
AND D CERTIFICATES

BANC OF AMERICA COMMERCIAL MORTGAGE TRUST 2007-3
ISSUING ENTITY

BANK OF AMERICA, NATIONAL ASSOCIATION
SPONSOR AND MORTGAGE LOAN SELLER

EUROHYPO AG, NEW YORK BRANCH
SPONSOR AND MORTGAGE LOAN SELLER

HYPO REAL ESTATE CAPITAL CORPORATION
SPONSOR AND MORTGAGE LOAN SELLER

SUNTRUST BANK
MORTGAGE LOAN SELLER

BANK OF AMERICA, NATIONAL ASSOCIATION
MASTER SERVICER

MIDLAND LOAN SERVICES, INC.
SPECIAL SERVICER

JUNE 2007

THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE
SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU
SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS
THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER
AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS FOR FREE BY VISITING EDGAR ON THE
SEC WEB SITE AT WWW.SEC.GOV. ALTERNATIVELY, THE ISSUER, ANY UNDERWRITER OR ANY
DEALER PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND YOU THE PROSPECTUS IF
YOU REQUEST IT BY CALLING TOLL-FREE 1-800-294-1322 OR YOU E-MAIL A REQUEST TO
DG.PROSPECTUS_DISTRIBUTION@BOFASECURITIES.COM. THE SECURITIES MAY NOT BE
SUITABLE FOR ALL INVESTORS. BANC OF AMERICA SECURITIES LLC AND THE OTHER
UNDERWRITERS AND THEIR AFFILIATES MAY ACQUIRE, HOLD OR SELL POSITIONS IN THESE
SECURITIES, OR IN RELATED DERIVATIVES, AND MAY HAVE AN INVESTMENT OR COMMERCIAL
BANKING RELATIONSHIP WITH THE ISSUER. SEE "IMPORTANT NOTICE REGARDING THE
OFFERED CERTIFICATES" IN THIS FREE WRITING PROSPECTUS.

                         BANC OF AMERICA SECURITIES LLC

                                  -------------

COMMERZBANK CORPORATES & MARKETS                HYPO CAPITAL MARKETS                    SUNTRUST ROBINSON HUMPHREY

                                  -------------

CITIGROUP                                                          CREDIT SUISSE

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

IMPORTANT NOTICE REGARDING THE OFFERED CERTIFICATES
--------------------------------------------------------------------------------

THE ASSET-BACKED SECURITIES REFERRED TO IN THESE MATERIALS, AND THE ASSET POOLS
BACKING THEM, ARE SUBJECT TO MODIFICATION OR REVISION (INCLUDING THE POSSIBILITY
THAT ONE OR MORE CLASSES OF SECURITIES MAY BE SPLIT, COMBINED OR ELIMINATED AT
ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY OF A FINAL PROSPECTUS) AND ARE
OFFERED ON A "WHEN, AS AND IF ISSUED" BASIS. YOU UNDERSTAND THAT, WHEN YOU ARE
CONSIDERING THE PURCHASE OF THESE SECURITIES, A CONTRACT OF SALE WILL COME INTO
BEING NO SOONER THAN THE DATE ON WHICH THE RELEVANT CLASS HAS BEEN PRICED AND WE
HAVE CONFIRMED THE ALLOCATION OF SECURITIES TO BE MADE TO YOU; ANY "INDICATIONS
OF INTEREST" EXPRESSED BY YOU, AND ANY "SOFT CIRCLES" GENERATED BY US, WILL NOT
CREATE BINDING CONTRACTUAL OBLIGATIONS FOR YOU OR US.

BECAUSE THE ASSET-BACKED SECURITIES ARE BEING OFFERED ON A "WHEN, AS AND IF
ISSUED" BASIS, ANY SUCH CONTRACT WILL TERMINATE, BY ITS TERMS, WITHOUT ANY
FURTHER OBLIGATION OR LIABILITY BETWEEN US, IF THE SECURITIES THEMSELVES, OR THE
PARTICULAR CLASS TO WHICH THE CONTRACT RELATES, ARE NOT ISSUED. BECAUSE THE
ASSET-BACKED SECURITIES ARE SUBJECT TO MODIFICATION OR REVISION, ANY SUCH
CONTRACT ALSO IS CONDITIONED UPON THE UNDERSTANDING THAT NO MATERIAL CHANGE WILL
OCCUR WITH RESPECT TO THE RELEVANT CLASS OF SECURITIES PRIOR TO THE CLOSING
DATE. IF A MATERIAL CHANGE DOES OCCUR WITH RESPECT TO SUCH CLASS, OUR CONTRACT
WILL TERMINATE, BY ITS TERMS, WITHOUT ANY FURTHER OBLIGATION OR LIABILITY
BETWEEN US (THE "AUTOMATIC TERMINATION"). IF AN AUTOMATIC TERMINATION OCCURS, WE
WILL PROVIDE YOU WITH REVISED OFFERING MATERIALS REFLECTING THE MATERIAL CHANGE
AND GIVE YOU AN OPPORTUNITY TO PURCHASE SUCH CLASS. TO INDICATE YOUR INTEREST IN
PURCHASING THE CLASS, YOU MUST COMMUNICATE TO US YOUR DESIRE TO DO SO WITHIN
SUCH TIMEFRAME AS MAY BE DESIGNATED IN CONNECTION WITH YOUR RECEIPT OF THE
REVISED OFFERING MATERIALS.

                        ------------------------------

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC, Commerzbank Capital Markets Corp., Hypo Capital Markets,
Inc., SunTrust Capital Markets, Inc., Citigroup Global Markets Inc. and Credit
Suisse Securities (USA) LLC (each an "Underwriter" and, collectively, the
"Underwriters") make no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriters and their respective affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and subject to change.
Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their respective affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                        ------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                        ------------------------------

                            IRS CIRCULAR 230 NOTICE

THIS FREE WRITING PROSPECTUS IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT
BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES.
THIS FREE WRITING PROSPECTUS IS WRITTEN AND PROVIDED BY THE UNDERWRITERS IN
CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS
ADDRESSED HEREIN. INVESTORS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR
CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

                        ------------------------------

The file number of the registration statement to which this free writing prospectus relates is 333-130755.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                TABLE OF CONTENTS

Transaction Structure

Mortgage Pool Characteristics as of the Cut-off Date

Ten Largest Mortgage Loans

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

STRUCTURE OVERVIEW
--------------------------------------------------------------------------------

OFFERED CERTIFICATES

                CERTIFICATE                            APPROXIMATE
                BALANCE OR           ANTICIPATED        PERCENTAGE    APPROXIMATE
                 NOTIONAL              RATINGS          OF INITIAL       CREDIT
CLASS            AMOUNT(1)      FITCH/MOODY'S/S&P(2)   POOL BALANCE     SUPPORT
----------------------------------------------------------------------------------

A-1(4)        $   50,000,000         AAA/Aaa/AAA           1.422%       30.000%
A-2(4)        $  484,000,000         AAA/Aaa/AAA          13.767%       30.000%
A-3(4)        $  133,000,000         AAA/Aaa/AAA           3.783%       30.000%
A-AB(4)       $   78,944,000         AAA/Aaa/AAA           2.245%       30.000%
A-4(4)        $1,067,000,000         AAA/Aaa/AAA          30.350%       30.000%
A-1A(4)       $  648,014,000         AAA/Aaa/AAA          18.432%       30.000%
XW                    TBD(6)         AAA/Aaa/AAA            N/A           N/A
A-M           $  351,565,000         AAA/Aaa/AAA          10.000%       20.000%
A-J           $  241,701,000         AAA/Aaa/AAA           6.875%       13.125%
B             $   35,157,000         AA+/Aa1/AA+           1.000%       12.125%
C             $   48,340,000          AA/Aa2/AA            1.375%       10.750%
D             $   26,368,000         AA-/Aa3/AA-           0.750%       10.000%

                                   WEIGHTED                            ASSUMED
                                    AVERAGE        PRINCIPAL            FINAL
                                     LIFE            WINDOW          DISTRIBUTION
CLASS              RATE TYPE      (YEARS)(3)     (PAYMENTS)(3)         DATE(3)
----------------------------------------------------------------------------------

A-1(4)             Fixed(5)          4.00          1 -- 56         March 10, 2012
A-2(4)             Fixed(5)          4.66          56 -- 60         July 10, 2012
A-3(4)             Fixed(5)          6.84          76 -- 84         July 10, 2014
A-AB(4)            Fixed(5)          7.87         60 -- 107         June 10, 2016
A-4(4)             Fixed(5)          9.65         107 -- 118        May 10, 2017
A-1A(4)            Fixed(5)          7.97          1 -- 118         May 10, 2017
XW             Variable Rate(6)        (6)           N/A                 N/A
A-M                Fixed(5)          9.80         118 -- 119        June 10, 2017
A-J                Fixed(5)          9.87         119 -- 119        June 10, 2017
B                  Fixed(5)          9.87         119 -- 119        June 10, 2017
C                  Fixed(5)          9.87         119 -- 119        June 10, 2017
D                  Fixed(5)          9.87         119 -- 119        June 10, 2017

NON-OFFERED CERTIFICATES(7)

               CERTIFICATE                             APPROXIMATE
                BALANCE OR           ANTICIPATED        PERCENTAGE    APPROXIMATE
                 NOTIONAL              RATINGS          OF INITIAL      CREDIT
CLASS           AMOUNT(1)       FITCH/MOODY'S/S&P(2)   POOL BALANCE     SUPPORT
----------------------------------------------------------------------------------

E              $26,367,000            A+/A1/A+             0.750%        9.250%
F              $35,157,000             A/A2/A              1.000%        8.250%
G              $30,762,000            A-/A3/A-             0.875%        7.375%
H              $48,340,000         BBB+/Baa1/BBB+          1.375%        6.000%
J              $35,156,000          BBB/Baa2/BBB           1.000%        5.000%
K              $43,946,000         BBB-/Baa3/BBB-          1.250%        3.750%
L              $26,367,000           BB+/NR/BB+            0.750%        3.000%
M              $ 4,395,000            BB/NR/BB             0.125%        2.875%
N              $17,578,000           BB-/NR/BB-            0.500%        2.375%
O              $ 4,395,000            B+/NR/B+             0.125%        2.250%
P              $ 8,789,000             B/NR/B              0.250%        2.000%
Q              $13,184,000            B-/NR/B-             0.375%        1.625%
S              $57,129,613            NR/NR/NR             1.625%        0.000%

                                WEIGHTED                             ASSUMED
                                 AVERAGE        PRINCIPAL             FINAL
                                  LIFE            WINDOW           DISTRIBUTION
CLASS          RATE TYPE       (YEARS)(3)     (PAYMENTS)(3)          DATE(3)
----------------------------------------------------------------------------------

E               Fixed(5)          9.87         119 -- 119          June 10, 2017
F               Fixed(5)          9.87         119 -- 119          June 10, 2017
G               Fixed(5)          9.87         119 -- 119          June 10, 2017
H               Fixed(5)          9.90         119 -- 120          July 10, 2017
J               Fixed(5)         10.10         120 -- 123        October 10, 2017
K               Fixed(5)         10.21         123 -- 123        October 10, 2017
L               Fixed(5)         10.21         123 -- 123        October 10, 2017
M               Fixed(5)         10.21         123 -- 123        October 10, 2017
N               Fixed(5)         10.21         123 -- 123        October 10, 2017
O               Fixed(5)         10.21         123 -- 123        October 10, 2017
P               Fixed(5)         10.21         123 -- 123        October 10, 2017
Q               Fixed(5)         10.21         123 -- 123        October 10, 2017
S               Fixed(5)         12.58         123 -- 180          July 10, 2022

(1)   As of the delivery date. Subject to a variance of plus or minus 5.0%.

(2)   It is a condition to their issuance that the classes of certificates be assigned ratings by Fitch, Inc., Moody's Investors Service, Inc. and/or
      Standard & Poor's Ratings Services, a division of The McGraw-Hill
      Companies, Inc. no lower than those set forth in the chart above. The ratings on the offered certificates do not represent any assessments of:
      (i) the likelihood or frequency of voluntary or involuntary principal prepayments on the mortgage loans, (ii) the degree to which such prepayments might differ from those originally anticipated, (iii) whether and to what extent prepayment premiums or yield maintenance charges will be collected on the mortgage loans in connection with such prepayments or the corresponding effect on yield to investors or (iv) whether and to what extent default interest will be received or net aggregate prepayment interest shortfalls will be realized. See "RATINGS" in the prospectus supplement.

(3)   Based on the maturity assumptions (as defined under "YIELD AND MATURITY
      CONSIDERATIONS" in the prospectus supplement). As of the delivery date, the "assumed final distribution date" with respect to any class of certificates is the distribution date on which the final distribution would occur for such class of certificates based upon the assumptions, among others, that all payments are made when due and that no mortgage loan is prepaid, in whole or in part, prior to its related maturity date and otherwise based on the maturity assumptions described in the free writing prospectus, if any. The actual performance and experience of the mortgage loans will likely differ from such assumptions. See "YIELD AND
      MATURITY CONSIDERATIONS" in the prospectus supplement.

(4)   For purposes of making distributions to the Class A-1, Class A-2, Class
      A-3, Class A-AB, Class A-4 and Class A-1A Certificates, the pool of mortgage loans will be deemed to consist of two distinct loan groups, loan group 1 and loan group 2. Loan group 1 will consist of 134 mortgage loans, representing approximately 81.6% of the initial pool balance. Loan group 2 will consist of 17 mortgage loans, representing approximately 18.4% of the initial pool balance. Loan group 2 will include approximately 100.0% of the initial principal balance of all the mortgage loans secured by multifamily properties.

      So long as funds are sufficient on any distribution date to make distributions of all interest on such distribution date to the Class A-1,
      Class A-2, Class A-3, Class A-AB, Class A-4, Class A-1A and Class XW
      Certificates, interest distributions on the Class A-1, Class A-2, Class
      A-3, Class A-AB and Class A-4 Certificates will be based upon amounts available relating to mortgage loans in loan group 1 and interest distributions on the Class A-1A Certificates will be based upon amounts available relating to mortgage loans in loan group 2. Interest distributions on the Class XW Certificates will be based on amounts available relating to mortgage loans in loan group 1 and loan group 2. In addition, generally, the Class A-1, Class A-2, Class A-3, Class A-AB and
      Class A-4 Certificates will be entitled to receive distributions of principal collected or advanced only in respect of mortgage loans in loan group 1 until the certificate balance of the Class A-1A Certificates has been reduced to zero, and the Class A-1A Certificates will be entitled to receive distributions of principal collected or advanced only in respect of mortgage loans in loan group 2 until the certificate balances of the
      Class A-1, Class A-2, Class A-3, Class A-AB and Class A-4 Certificates
      have been reduced to zero. However, on and after any distribution date on which the certificate balances of the Class A-M through Class S
      Certificates have been reduced to zero, distributions of principal collected or advanced in respect of the pool of mortgage loans will be distributed to the Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4
      and Class A-1A Certificates pro rata without regard to loan groups.

(5)   The Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4, Class A-1A,
      Class A-M, Class A-J, Class B, Class C, Class D, Class E, Class F, Class
      G,

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                        4

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

      Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P,
      Class Q and Class S Certificates will accrue interest at either: (i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average net mortgage rate, (iii) the weighted average net mortgage rate or (iv) the weighted average net mortgage rate less a specified percentage.

(6)   The Class XW Certificates will not have certificate balances and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of the Class XW Certificates, as the case may be, as described in the prospectus supplement. The interest rates applicable to the Class XW Certificates for each distribution date will be as described in the prospectus supplement. See "DESCRIPTION OF THE
      CERTIFICATES--Pass-Through Rates" in the prospectus supplement. See
      "DESCRIPTION OF THE CERTIFICATES--Pass-Through Rates" in the prospectus supplement.

(7)   Not offered by the prospectus supplement. Any information we provide in the prospectus supplement regarding the terms of these certificates is provided only to enhance your understanding of the Offered Certificates.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                        5

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

      NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE
      MEANINGS ASCRIBED TO THEM IN THE PROSPECTUS SUPPLEMENT DATED JUNE    2007.

ISSUE TYPE                      REMIC. Class A-1, A-2, A-3, A-AB, A-4, A-1A, XW, A-M, A-J, B, C and D Certificates
                                (collectively, the  "Offered Certificates ") are offered publicly.

CUT-OFF DATE                    All Mortgage Loan characteristics are based on balances as of the Cut-off Date, which is
                                July 1, 2007 or, with respect to (A) Loan Nos. 100, 200, 300, 600, 700, 800, 1200, 1300,
                                1500, 1700, 1800, 1900, 2000, 2100 and 2200, July 6, 2007 and (B) Loan Nos. 1100, 1400
                                and 1600, July 7, 2007, (each as identified on ANNEX A to the prospectus supplement). All percentages presented herein are approximate.

MORTGAGE POOL                   The Mortgage Pool consists of 151 Mortgage Loans (the  "Mortgage Loans ") with an aggregate balance as of the Cut-off Date of $3,515,654,613 (the  "Initial Pool Balance "). For
                                purposes of making distributions to the Class A-1, A-2, A-3, A-AB, A-4 and A-1A Certificates,
                                the Mortgage Pool will be deemed to consist of two distinct loan groups, Loan Group 1 and
                                Loan Group 2. Loan Group 1 will consist of 134 Mortgage Loans, representing approximately 81.6% of the Initial Pool Balance as of the Cut-off Date. Loan Group 2 will consist of 17 Mortgage Loans, representing approximately 18.4% of the Initial Pool Balance as of the Cut-off Date. The Mortgage Loans are secured by 183 properties (the  "Mortgaged
                                Properties ") located throughout 31 states and the District of Columbia.

DEPOSITOR                       Banc of America Commercial Mortgage Inc.

ISSUING ENTITY                  Banc of America Commercial Mortgage Trust 2007-3.

SPONSORS                        Bank of America, National Association ("Bank of America" or "BofA"), Eurohypo AG, New
                                York Branch ("Eurohypo") and Hypo Real Estate Capital Corporation ("HRECC").

MORTGAGE LOAN SELLERS           Bank of America, Eurohypo, HRECC (which underwrote and originated the related mortgage loans and subsequently transferred such mortgage loans to an affiliate, Hypo
                                Public Finance USA, Inc., which will sell such mortgage loans to the Depositor; provided that HRECC will make the representations and warranties with respect to such mortgage loans and will be the sole party responsible for any breach of such representations and warranties; provided, further, for purposes of this free writing prospectus, HRECC is described as the sponsor and mortgage loan seller for all such mortgage loans) and
                                SunTrust Bank ( "SunTrust ").

UNDERWRITERS                    Banc of America Securities LLC is acting as lead manager and sole bookrunner with respect to all classes of Offered Certificates. Commerzbank Capital Markets Corp., Hypo
                                Capital Markets, Inc., SunTrust Capital Markets, Inc., Citigroup Global Markets Inc. and
                                Credit Suisse Securities (USA) LLC are acting as co-managers.

TRUSTEE                         Wells Fargo Bank, N.A.

MASTER SERVICER                 Bank of America, National Association, for all of the mortgage loans other than: (i) the One
                                Park Avenue Pari Passu Mortgage Loan (identified as Loan No. 3405209 on ANNEX A to the prospectus supplement), which will be serviced by Bank of America, National
                                Association pursuant to the terms of the pooling and servicing agreement relating to the
                                Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through
                                Certificates, Series 2007-2 and (ii) the ChampionsGate Hotel Pari Passu Mortgage Loan
                                (identified as Loan No. 400 on ANNEX A to the prospectus supplement), which will be serviced by Wachovia Bank, National Association pursuant to the terms of the pooling and servicing agreement relating to the J.P. Morgan Chase Commercial Mortgage Securities
                                Trust 2007-LDP11, Commercial Mortgage Pass-Through Certificates, Series 2007-LDP11.
                                See  "THE SERVICERS--The Master Servicer"  in the prospectus supplement.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                        6

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

SPECIAL SERVICER                Midland Loan Services, Inc., for all of the mortgage loans other than: (i) the One Park
                                Avenue Pari Passu Mortgage Loan (identified as Loan No. 3405209 on ANNEX A to this prospectus supplement), which will be serviced by LNR Partners, Inc. pursuant to the terms of the pooling and servicing agreement relating to the Banc of America Commercial
                                Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-2 and (ii) the
                                ChampionsGate Hotel Pari Passu Mortgage Loan (identified as Loan No. 400 on ANNEX A to this prospectus supplement), which will be serviced by CWCapital Asset Management
                                LLC pursuant to the terms of the pooling and servicing agreement relating to the J.P.
                                Morgan Chase Commercial Mortgage Securities Trust 2007-LDP11, Commercial Mortgage
                                Pass-Through Certificates, Series 2007-LDP11. See  "THE SERVICERS--The Special
                                Servicer"  in the prospectus supplement.

OTHER SERVICERS                 Wachovia Bank, National Association will act as primary servicer with respect to all mortgage loans sold to the Depositor by Eurohypo. Hypo Real Estate Capital Corporation
                                will act as primary servicer with respect to all mortgage loans sold to the Depositor by
                                HRECC.

RATING AGENCIES                 Fitch, Inc. ( "Fitch "), Moody's Investors Service, Inc. ( "Moody's ") and Standard & Poor's
                                Ratings Services, a division of The McGraw-Hill Companies, Inc. ( "S&P ").

DENOMINATIONS                   $10,000 minimum for the Class A-1, A-2, A-3, A-AB, A-4, A-M, Class A-J and A-1A
                                Certificates; $100,000 minimum for the Class B, C and D Certificates; and $1,000,000
                                (notional) minimum for the Class XW Certificates.

SETTLEMENT DATE                 On or about July   , 2007.

SETTLEMENT TERMS                Book-entry through DTC for all Offered Certificates.

DISTRIBUTION DATE               The 10th day of each month, or if such 10th day is not a Business Day, the next succeeding Business Day. The first Distribution Date with respect to the Offered Certificates will occur in August 2007.

DETERMINATION DATE              For any Distribution Date, the earlier of (i) the 6th day of the month in which the related
                                Distribution Date occurs, or if such 6th day is not a Business Day, then the immediately preceding Business Day, and (ii) the fourth Business Day prior to the related Distribution
                                Date.

INTEREST DISTRIBUTIONS          Each Class of Offered Certificates will be entitled on each Distribution Date to interest accrued at its Pass-Through Rate for such Distribution Date on the outstanding certificate balance of such Class during the prior calendar month. Interest will be distributed on each
                                Distribution Date in sequential order of class designations with the Class A-1, A-2, A-3,
                                A-AB, A-4, A-1A and XW Certificates ranking pari passu in entitlement to interest.

PRINCIPAL DISTRIBUTIONS         Principal will be distributed on each Distribution Date to the Class of Sequential Pay
                                Certificates outstanding with the earliest sequential Class designation until its Certificate
                                Balance is reduced to zero (except that the Class A-AB Certificates are entitled to certain priority on each Distribution Date with respect to being paid down to their planned principal balance as described in the prospectus supplement). Generally, the Class A-1, A-2, A-3,
                                A-AB and A-4 Certificates will only be entitled to receive distributions of principal collected or advanced in respect of Mortgage Loans in Loan Group 1 until the Certificate Balance of the Class A-1A Certificates has been reduced to zero, and the Class A-1A Certificates will only be entitled to receive distributions of principal collected or advanced in respect of
                                Mortgage Loans in Loan Group 2 until the Certificate Balances of the Class A-1, A-2, A-3,
                                A-AB and A-4 Certificates have been reduced to zero. If, due to losses, the Certificate
                                Balances of the Class A-M through Class S Certificates are reduced to zero but any two or more classes of Class A-1, A-2, A-3, A-AB, A-4 or A-1A Certificates remain outstanding,

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                        7

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                                payments of principal to the outstanding Class A-1, A-2, A-3, A-AB, A-4 and A-1A
                                Certificates will be made on a pro rata basis without regard to loan groups.

LOSSES                          To be applied first to the Class S Certificates, then to the next most subordinate Class of sequential pay certificates until the certificate balance of each such succeeding Class of sequential pay certificates is reduced to zero, and following the reduction of the Certificate
                                Balance of the Class A-M Certificates to zero, pro rata to the Class A-1, A-2, A-3, A-AB, A-4 and A-1A Certificates; however (i) with respect to each of (A) the One Park Avenue Pari
                                Passu Mortgage Loan (Loan No. 3405209) as to which only the related Note A-2 is included in the Trust Fund, (B) the Hilton Anatole Pari Passu Mortgage Loan (Loan No. 3406386) as
                                to which only the related Note A-1 is included in the Trust Fund, (C) the Rockwood Ross
                                Multifamily Portfolio Pari Passu Mortgage Loan (Loan No. 104) as to which only the related
                                Note A-1 is included in the Trust Fund, (D) the JQH Hotel Portfolio Pari Passu Mortgage
                                Loan (Loan No. 200) as to which only the related Note A-1 is included in the Trust Fund, and (E) the ChampionsGate Hotel Pari Passu Mortgage Loan (Loan No. 400) as to which only the related Note A-2 is included in the Trust Fund, the pro rata portion of the losses allocable to the pari passu Note included in the Trust Fund will be applied to the classes of sequential pay certificates as described above and (ii) with respect to (Y) the Pacifica Tower
                                A/B Mortgage Loan (Loan No. 3406563) as to which only the related senior Note A is included in the Trust Fund and (Z) the Metropolis Shopping Center A/B Mortgage Loan
                                (Loan No. 102) as to which only the related senior Note A is included in the Trust Fund, losses will be applied first to the subordinate Note B, and then to the senior Note A (which losses, when so allocated, will be applied to the classes of sequential pay certificates as described above).

PREPAYMENT PREMIUMS             The manner in which any prepayment premiums received during a particular Collection
                                Period will be allocated to one or more of the classes of Offered Certificates is described in the "DESCRIPTION OF THE CERTIFICATES--Distributions--Distributions of Prepayment
                                Premiums" in the prospectus supplement.

ADVANCES                        Subject to certain limitations, including, but not limited to, a recoverability determination, the
                                Master Servicer will be required to advance certain principal and interest payments and other expenses. In the event that the Master Servicer fails to make such advances, the
                                Trustee may be required to do so.

OPTIONAL TERMINATION            The Master Servicer, the Special Servicer and certain Certificateholders will have the option to terminate the Trust, in whole but not in part, and purchase the remaining assets of the
                                Trust on or after the Distribution Date on which the Stated Principal Balance of the
                                Mortgage Loans then outstanding is less than 1% of the Initial Pool Balance. Such purchase price will generally be at a price equal to the unpaid aggregate principal balance of the Mortgage Loans (or fair market value in the case of REO properties), plus accrued and unpaid interest and certain other additional trust fund expenses.

CONTROLLING CLASS               The most subordinate class of sequential pay certificates with an outstanding certificate balance at least equal to 25% of its initial certificate balance or, if no such Class satisfies such criteria, the class of sequential pay certificates with the then largest outstanding class balance.

ERISA                           The Offered Certificates are expected to be ERISA eligible.

SMMEA                           The Offered Certificates are not expected to be "mortgage-related securities" for the purposes of SMMEA.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                        8

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

CONTACT INFORMATION
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC              COMMERZBANK CAPITAL MARKETS
                                            CORP.

Geordie Walker                              Brian Kwiatkowski
(704) 388-1597 (Phone)                      (212) 703-4302 (Phone)
(704) 388-9677 (Fax)                        (212) 703-4102 (Fax)
geordie.r.walker@bankofamerica.com          brian.kwiatkowski@cbcm.com

Chris Springer
(704) 388-1597 (Phone)
(704) 388-9677 (Fax)
chris.springer@bankofamerica.com

SUNTRUST CAPITAL MARKETS, INC.              HYPO CAPITAL MARKETS, INC.

Patrick Guidera                             Michael Krull
(404) 230-5061 (Phone)                      (212) 671-6413 (Phone)
(404) 588-8753 (Fax)                        (212) 671-6479 (Fax)
patrick.guidera@suntrust.com                Mike.Krull@hypointernational.com

Roberto Lumpris                             Andrew Cherrick
(404) 532-0715 (Phone)                      (212) 671-6416 (Phone)
(404) 813-0000 (Fax)                        (212) 671-6479 (Fax)
roberto.lumpris@suntrust.com                Andy.Cherrick@hypointernational.com

CITIGROUP GLOBAL MARKETS INC.               CREDIT SUISSE SECURITIES (USA)
                                            LLC

Paul Vanderslice                            Barry Polen
(212) 723-6156 (Phone)                      (212) 325-3295 (Phone)
(212) 723-8599 (Fax)                        (212) 325-8104 (Fax)
paul.t.vanderslice@citigroup.com            barry.polen@credit-suisse.com

Angela Vleck                                Chris Anderson
(212) 816-8087 (Phone)                      (212) 325-3295 (Phone)
(212) 816-8307 (Fax)                        (212) 743-4790 (Fax)
angela.j.vleck@citigroup.com                chris.anderson@credit-suisse.com

                                            Andrew Winer
                                            (212) 325-3295 (Phone)
                                            (212) 743-4521 (Fax)
                                            andrew.winer@credit-suisse.com

                                            Reese Mason
                                            (212) 538-8661 (Phone)
                                            (212) 743-5227 (Fax)
                                            reese.mason@credit-suisse.com

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                        9

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

GENERAL CHARACTERISTICS

                                                                     MORTGAGE POOL         LOAN GROUP 1         LOAN GROUP 2
                                                                   ------------------   ------------------   ------------------

Number of Mortgage Loans ........................................                 151                  134                   17
Number of Mortgaged Properties ..................................                 183                  159                   24
Aggregate Balance of all Mortgage Loans(1) ......................  $    3,515,654,613   $    2,867,640,391   $      648,014,223
Number of Balloon Loans(2)(3) ...................................                  77                   69                    8
Aggregate Balance of Balloon Loans(2)(3) ........................  $      687,525,198   $      635,910,976   $       51,614,223
Number of Interest Only Mortgage Loans ..........................                  74                   65                    9
Aggregate Balance of Interest Only Mortgage Loans ...............  $    2,828,129,415   $    2,231,729,415   $      596,400,000
Maximum Cut-off Date Balance ....................................  $      325,000,000   $      200,000,000   $      325,000,000
Minimum Cut-off Date Balance ....................................  $        1,218,371   $        1,218,371   $        3,346,855
Average Cut-off Date Balance ....................................  $       23,282,481   $       21,400,301   $       38,118,484
Number of Cross-Collateralized Sets of Mortgage Loans ...........                   1                    1                    0
Maximum Balance for a Cross-Collateralized Set of Mortgage Loans   $        4,500,000   $        4,500,000   $                0
Weighted Average Cut-off Date LTV Ratio .........................               69.2%                70.4%                63.9%
Maximum Cut-off Date LTV Ratio ..................................               84.8%                84.8%                81.2%
Minimum Cut-off Date LTV Ratio. .................................               20.7%                20.7%                53.0%
Weighted Average U/W DSCR .......................................               1.36x                1.41x                1.14x
Maximum U/W DSCR ................................................               2.71x                2.71x                1.50x
Minimum U/W DSCR ................................................               0.91x                0.91x                1.01x
Weighted Average LTV at Maturity ................................               67.8%                68.8%                63.0%
Range of Mortgage Loan Interest Rates ...........................    5.389% to 6.720%     5.410% to 6.720%     5.389% to 6.160%
Weighted Average Mortgage Loan Interest Rate ....................              5.702%               5.732%               5.573%
Range of Remaining Term to Maturity (months) ....................           55 to 180            56 to 180            55 to 120
Weighted Average Remaining Term to Maturity (months) ............                 104                  106                   97

___________________

(1)   Subject to a permitted variance of plus or minus 5.0%.

(2)   Excludes Mortgage Loans that are interest only until maturity.

(3)   The partial interest only Balloon Loans are also included in the Balloon
      Loans category.

*     With respect to five Mortgage Loans: (i) the One Park Avenue Pari Passu
      Mortgage Loan (Loan No. 3405209, representing 5.3% of the Initial Pool
      Balance and 6.5% of the Group 1 Balance), (ii) the Hilton Anatole Pari
      Passu Mortgage Loan (Loan No. 3406386, representing 5.0% of the Initial
      Pool Balance and 6.1% of the Group 1 Balance), (iii) the Rockwood Ross
      Multifamily Portfolio Pari Passu Mortgage Loan (Loan No. 104, representing
      5.0% of the Initial Pool Balance and 27.0% of the Group 2 Balance), (iv)
      the JQH Hotel Portfolio Pari Passu Mortgage Loan (Loan No. 200
      representing 2.8% of the Initial Pool Balance and 3.5% of the Group 1
      Balance) and (v) the ChampionsGate Hotel Pari Passu Mortgage Loan (Loan
      No. 400 representing 1.4% of the Initial Pool Balance and 1.7% of the
      Group 1 Balance), each such Mortgage Loan is part of a split loan structure evidenced by two pari passu promissory notes (the One Park
      Avenue Pari Passu Note A-2, the Hilton Anatole Pari Passu Note A-1, the
      Rockwood Ross Multifamily Portfolio Pari Passu Note A-1, and the JQH Hotel
      Portfolio Pari Passu Note A-1 and the ChampionsGate Hotel Pari Passu Pari
      Passu Note A-2 are included in the Trust Fund). The Cut-off Date balance per unit, loan-to-value ratio and debt service coverage ratio calculated with respect to the calculated in this Structural and Collateral
      Information with respect to such loans, except as may be otherwise noted, was calculated based on the two pari passu promissory notes. For purposes of weighting such loan-to-value ratios and debt service coverage ratios, such weighting is based solely upon the outstanding principal balance of the pari passu promissory note included in the Trust Fund.

      Loan Numbers are set forth in ANNEX A to the prospectus supplement.

      See the "GLOSSARY OF PRINCIPAL DEFINITIONS" in the prospectus supplement for definitions and information relating to the calculation of loan-to-value and debt service coverage ratios. See also "SUMMARY OF
      PROSPECTUS SUPPLEMENT--Certain Mortgage Loan Calculations" and ANNEX A
      (and the related footnotes) to the prospectus supplement for additional information relating to calculations.

      The sum of aggregate percentage calculations may not equal 100% due to rounding. Debt service coverage ratio was calculated based on the underwritten net cash flow unless otherwise noted.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       10

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

              MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*

                                   [PIE CHART]

PROPERTY TYPE

----------------------------------------------------------------------------------
                                                                        WEIGHTED
                      NUMBER OF       AGGREGATE            % OF          AVERAGE
                      MORTGAGED      CUT-OFF DATE      INITIAL POOL   UNDERWRITTEN
PROPERTY TYPE        PROPERTIES        BALANCE            BALANCE         DSCR
----------------------------------------------------------------------------------

Office                   32         $1,044,196,230          29.7%         1.28x
Retail                   66            940,333,369          26.7          1.46x
 Anchored                48            823,871,472          23.4          1.48x
 Unanchored              10             62,782,982           1.8          1.22x
 Shadow Anchored          8             53,678,915           1.5          1.46x
Multifamily              24            648,014,223          18.4          1.14x
Hotel                    15            577,875,007          16.4          1.60x
Industrial               21            145,125,700           4.1          1.37x
Self Storage             19            105,498,398           3.0          1.22x
Other                     3             39,500,000           1.1          1.40x
Mixed Use                 3             15,111,687           0.4          1.30x
----------------------------------------------------------------------------------
TOTAL/WTD. AVG.:        183         $3,515,654,613         100.0%         1.36X
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                                           WEIGHTED                      WEIGHTED
                           MIN/MAX          AVERAGE        MIN/MAX       AVERAGE
                         UNDERWRITTEN    CUT-OFF DATE    CUT-OFF DATE    MORTGAGE
PROPERTY TYPE                DSCR          LTV RATIO      LTV RATIO        RATE
----------------------------------------------------------------------------------

Office                  1.01x / 2.71x        73.8%      25.2% / 80.3%      5.743%
Retail                  0.91x / 2.03x        66.7%      47.0% / 84.8%      5.656%
 Anchored               1.03x / 1.98x        66.4%      53.5% / 83.8%      5.636%
 Unanchored             0.91x / 2.02x        70.4%      47.0% / 79.6%      5.828%
 Shadow Anchored        1.09x / 2.03x        67.2%      53.1% / 84.8%      5.776%
Multifamily             1.01x / 1.50x        63.9%      53.0% / 81.2%      5.573%
Hotel                   1.27x / 1.80x        70.5%      64.2% / 79.9%      5.751%
Industrial              1.15x / 2.53x        70.4%      20.7% / 80.0%      5.762%
Self Storage            1.14x / 1.36x        71.9%      55.2% / 83.5%      5.993%
Other                   1.18x / 1.63x        59.6%      35.8% / 75.0%      6.115%
Mixed Use               1.20x / 1.47x        74.4%      71.0% / 77.8%      5.789%
----------------------------------------------------------------------------------
TOTAL/WTD. AVG.:        0.91x / 2.71x        69.2%      20.7% / 84.8%      5.702%
----------------------------------------------------------------------------------

AMORTIZATION TYPES

----------------------------------------------------------------------------------------------------
                                                              % OF
                                             AGGREGATE       INITIAL       % OF           % OF
                             NUMBER           CUT-OFF          POOL     LOAN GROUP 1   LOAN GROUP 2
                       OF MORTGAGE LOANS      BALANCE        BALANCE      BALANCE       BALANCE
----------------------------------------------------------------------------------------------------

Interest Only                 74           $2,828,129,415      80.4%        77.8%         92.0%
IO, Balloon                   41              497,799,898      14.2%        16.8%          2.6%
 12 month IO loans             1                8,458,398       0.2%         0.3%          0.0%
 24 month IO loans             6               90,300,000       2.6%         2.9%          1.3%
 36 month IO loans            11               84,320,000       2.4%         2.6%          1.3%
 39 month IO loans             1               19,800,000       0.6%         0.7%          0.0%
 48 month IO loans             1               21,700,000       0.6%         0.8%          0.0%
 60 month IO loans            19              241,939,000       6.9%         8.4%          0.0%
 72 month IO loans             1                4,282,500       0.1%         0.1%          0.0%
 120 month IO loans            1               27,000,000       0.8%         0.9%          0.0%
Balloon                       36              189,725,300       5.4%         5.4%          5.4%
----------------------------------------------------------------------------------------------------
TOTAL:                       151           $3,515,654,613     100.0%       100.0%        100.0%
----------------------------------------------------------------------------------------------------

*     Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
      Characteristics as of the Cut-off Date" section to this Structural and
      Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       11

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

         [MAP OF MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*]

WASHINGTON                NORTH CAROLINA
5 properties              10 properties
$235,950,000              $100,431,517
6.7% of total             2.9% of total

OREGON                    VIRGINIA
3 properties              5 properties
$66,992,196               $55,540,159
1.9% of total             1.6% of total

NEVADA                    MARYLAND
3 properties              12 properties
$28,800,000               $231,903,815
0.8% of total             6.6% of total

CALIFORNIA                DISTRICT OF COLUMBIA
22 properties             2 properties
$537,735,317              $209,100,000
15.3% of total            5.9% of total

HAWAII                    NEW JERSEY
1 property                3 properties
$21,700,000               $20,387,933
0.6% of total             0.6% of total

COLORADO                  MASSACHUSETTS
1 property                5 properties
$3,596,379                $55,200,000
0.1% of total             1.6% of total

ARIZONA                   MAINE
2 properties              1 property
$13,494,890               $7,300,000
0.4% of total             0.2% of total

NEW MEXICO                NEW HAMPSHIRE
3 properties              1 property
$22,988,037               $4,560,000
0.7% of total             0.1% of total

TEXAS                     NEW YORK
24 properties             10 properties
$372,077,067              $264,196,217
10.6% of total            7.5% of total

LOUISIANA                 PENNSYLVANIA
2 properties              8 properties
$11,265,000               $127,137,538
0.3% of total             3.6% of total

TENNESSEE                 OHIO
4 properties              2 properties
$48,077,270               $16,292,542
1.4% of total             0.5% of total

ALABAMA                   INDIANA
2 properties              7 properties
$9,000,000                $128,318,603
0.3% of total             3.6% of total

KENTUCKY                  ILLINOIS
1 property                8 properties
$6,092,460                $367,800,000
0.2% of total             10.5% of total

FLORIDA                   MISSOURI
12 properties             5 properties
$172,839,039              $87,195,607
4.9% of total             2.5% of total

GEORGIA                   NEBRASKA
15 properties             1 property
$242,794,649              $15,915,000
6.9% of total             0.5% of total

SOUTH CAROLINA            IDAHO
2 properties              1 property
$20,453,297               $10,520,082
0.6% of total             0.3% of total

[ ] <1.0%
    of Initial Pool Balance

[ ] 1.0% - 5.0%
    of Initial Pool Balance

[ ] 5.1% - 10.0%
    of Initial Pool Balance

[ ] >10.0%
    of Initial Pool Balance

GEOGRAPHIC DISTRIBUTION

--------------------------------------------------------------------------------------------------------------
                                                                        WEIGHTED       WEIGHTED      WEIGHTED
                          NUMBER OF    AGGREGATE                        AVERAGE        AVERAGE       AVERAGE
                          MORTGAGED   CUT-OFF DATE    % OF INITIAL    UNDERWRITTEN   CUT-OFF DATE    MORTGAGE
PROPERTY LOCATION        PROPERTIES     BALANCE        POOL BALANCE       DSCR        LTV RATIO        RATE
--------------------------------------------------------------------------------------------------------------

California                   22      $  537,735,317        15.3%          1.29x          74.7%        5.688%
Texas                        24         372,077,067        10.6           1.70x          67.7%        5.534%
Illinois                      8         367,800,000        10.5           1.11x          65.0%        5.446%
New York                     10         264,196,217         7.5           1.20x          65.8%        6.160%
Georgia                      15         242,794,649         6.9           1.46x          68.7%        5.538%
Washington                    5         235,950,000         6.7           1.24x          75.6%        5.546%
Maryland                     12         231,903,815         6.6           1.26x          62.9%        5.773%
District of Columbia          2         209,100,000         5.9           1.47x          70.3%        5.677%
Florida                      12         172,839,039         4.9           1.47x          63.6%        5.927%
Indiana                       7         128,318,603         3.6           1.28x          68.3%        6.275%
Other                        66         752,939,907        21.4           1.41x          70.3%        5.699%
--------------------------------------------------------------------------------------------------------------
TOTAL/WTD. AVG.:            183      $3,515,654,613       100.0%          1.36X          69.2%        5.702%
--------------------------------------------------------------------------------------------------------------

o     THE MORTGAGED PROPERTIES ARE LOCATED THROUGHOUT 31 STATES AND THE DISTRICT
      OF COLUMBIA.

*     Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
      Characteristics as of the Cut-off Date" section to this Structural and
      Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       12

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS

CUT-OFF DATE BALANCE
----------------------------------------------------------------------------
                                    NO. OF            AGGREGATE
                                  MORTGAGE         CUT-OFF DATE        % OF
                                     LOANS              BALANCE        POOL
----------------------------------------------------------------------------

$1,218,371 - $1,999,999                  5     $      7,423,045         0.2%
$2,000,000 - $2,999,999                  9           21,425,664         0.6
$3,000,000 - $3,999,999                 12           42,726,355         1.2
$4,000,000 - $4,999,999                 15           67,291,282         1.9
$5,000,000 - $7,499,999                 16          103,943,258         3.0
$7,500,000 - $9,999,999                 30          256,903,834         7.3
$10,000,000 - $14,999,999               22          251,813,195         7.2
$15,000,000 - $19,999,999               12          206,098,156         5.9
$20,000,000 - $29,999,999               10          249,201,335         7.1
$30,000,000 - $49,999,999                5          194,621,043         5.5
$50,000,000 - $99,999,999                5          301,707,446         8.6
$100,000,000 - $325,000,000             10        1,812,500,000        51.6
----------------------------------------------------------------------------
TOTAL:                                 151     $  3,515,654,613       100.0%
----------------------------------------------------------------------------
Min.: $1,218,371        Max.: $325,000,000        Average: $23,282,481
----------------------------------------------------------------------------

LOCATION
----------------------------------------------------------------------------
                                    NO. OF            AGGREGATE
                                 MORTGAGED         CUT-OFF DATE        % OF
                                PROPERTIES              BALANCE        POOL
----------------------------------------------------------------------------

California                              22     $    537,735,317        15.3%
Texas                                   24          372,077,067        10.6
Illinois                                 8          367,800,000        10.5
New York                                10          264,196,217         7.5
Georgia                                 15          242,794,649         6.9
Washington                               5          235,950,000         6.7
Maryland                                12          231,903,815         6.6
District of Columbia                     2          209,100,000         5.9
Florida                                 12          172,839,039         4.9
Indiana                                  7          128,318,603         3.6
Other                                   66          752,939,907        21.4
----------------------------------------------------------------------------
TOTAL:                                 183     $  3,515,654,613       100.0%
----------------------------------------------------------------------------

PROPERTY TYPE
----------------------------------------------------------------------------
                                    NO. OF            AGGREGATE
                                 MORTGAGED         CUT-OFF DATE        % OF
                                PROPERTIES              BALANCE        POOL
----------------------------------------------------------------------------

Office                                  32     $  1,044,196,230        29.7%
Retail                                  66          940,333,369        26.7
   Anchored                             48          823,871,472        23.4
   Unanchored                           10           62,782,982         1.8
   Shadow Anchored                       8           53,678,915         1.5
Multifamily                             24          648,014,223        18.4
Hotel                                   15          577,875,007        16.4
Industrial                              21          145,125,700         4.1
Self Storage                            19          105,498,398         3.0
Other                                    3           39,500,000         1.1
Mixed Use                                3           15,111,687         0.4
----------------------------------------------------------------------------
TOTAL:                                 183     $  3,515,654,613       100.0%
----------------------------------------------------------------------------

MORTGAGE RATE
----------------------------------------------------------------------------
                                    NO. OF            AGGREGATE
                                  MORTGAGE         CUT-OFF DATE        % OF
                                     LOANS              BALANCE        POOL
----------------------------------------------------------------------------

5.389% - 5.499%                         39     $    969,759,373        27.6%
5.500% - 5.749%                         37        1,528,644,649        43.5
5.750% - 5.999%                         47          518,249,249        14.7
6.000% - 6.249%                         18          136,433,603         3.9
6.250% - 6.499%                          6          295,084,368         8.4
6.500% - 6.720%                          4           67,483,371         1.9
----------------------------------------------------------------------------
TOTAL:                                 151     $  3,515,654,613       100.0%
----------------------------------------------------------------------------
Min.: 5.389%                    Max.: 6.720%              Wtd. Avg.: 5.702%
----------------------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY
----------------------------------------------------------------------------
                                    NO. OF            AGGREGATE
                                  MORTGAGE         CUT-OFF DATE        % OF
                                     LOANS              BALANCE        POOL
----------------------------------------------------------------------------

60 - 83                                 15     $    731,312,328        20.8%
84 - 99                                  4          141,100,000         4.0
100 - 120                              128        2,446,031,187        69.6
121 - 179                                1          166,250,000         4.7
180                                      3           30,961,098         0.9
----------------------------------------------------------------------------
TOTAL:                                 151     $  3,515,654,613       100.0%
----------------------------------------------------------------------------
Min.: 60 months            Max.: 180 months          Wtd. Avg.: 107 months
----------------------------------------------------------------------------

REMAINING TERM TO STATED MATURITY
----------------------------------------------------------------------------
                                    NO. OF            AGGREGATE
                                  MORTGAGE         CUT-OFF DATE        % OF
                                     LOANS              BALANCE        POOL
----------------------------------------------------------------------------

55 - 59                                 13     $    707,212,328        20.1%
60 - 79                                  3           43,100,000         1.2
80 - 99                                  3          122,100,000         3.5
100 - 109                                6           97,778,398         2.8
110 - 119                              116        2,312,577,789        65.8
120 - 139                                7          201,925,000         5.7
160 - 180                                3           30,961,098         0.9
----------------------------------------------------------------------------
TOTAL:                                 151     $  3,515,654,613       100.0%
----------------------------------------------------------------------------
Min.: 55 months            Max.: 180 months          Wtd. Avg.: 104 months
----------------------------------------------------------------------------

PREPAYMENT PROVISION SUMMARY
----------------------------------------------------------------------------
                                                      AGGREGATE
                                    NO. OF              CUT-OFF
                                  MORTGAGE                 DATE        % OF
                                     LOANS              BALANCE        POOL
----------------------------------------------------------------------------

Lockout/Defeasance/Open                 95     $  2,087,076,008        59.4%
Lockout/GRTR 1% PMT or
    YM/Open                             37          659,919,233        18.8
Lockout/GRTR 1% PMT or
    YM/GRTR 1% PMT or
    YM or Defeasance/Open               13          366,059,373        10.4
Lockout/Defeasance/ GRTR
    1% PMT or YM or
    Defeasance/Open                      2          212,750,000         6.1
YM/YM or Defeasance/Open                 1          166,250,000         4.7
Lockout/Declining
    Prepayment
    Penalty/Open                         1           15,000,000         0.4
GRTR 1% PMT or YM/Open                   2            8,600,000         0.2
----------------------------------------------------------------------------
TOTAL:                                 151     $  3,515,654,613       100.0%
----------------------------------------------------------------------------

CUTT-OFF DATE LOAN-TO-VALUE RATIO
----------------------------------------------------------------------------
                                    NO. OF            AGGREGATE
                                  MORTGAGE         CUT-OFF DATE        % OF
                                     LOANS              BALANCE        POOL
----------------------------------------------------------------------------

20.7% - 29.9%                            2     $      5,989,472         0.2%
30.0% - 49.9%                            3           18,098,416         0.5
50.0% - 54.9%                            6          212,962,238         6.1
55.0% - 59.9%                           27          226,577,360         6.4
60.0% - 64.9%                           10          201,560,422         5.7
65.0% - 69.9%                           27        1,034,500,520        29.4
70.0% - 74.9%                           31        1,080,053,288        30.7
75.0% - 79.9%                           34          439,612,898        12.5
80.0% - 84.8%                           11          296,300,000         8.4
----------------------------------------------------------------------------
TOTAL:                                 151     $  3,515,654,613       100.0%
----------------------------------------------------------------------------
Min.: 20.7%                     Max.: 84.8%               Wtd. Avg.: 69.2%
----------------------------------------------------------------------------

LOAN-TO-VALUE RATIO AT MATURITY
----------------------------------------------------------------------------
                                    NO. OF            AGGREGATE
                                  MORTGAGE         CUT-OFF DATE        % OF
                                     LOANS              BALANCE        POOL
----------------------------------------------------------------------------

16.2% - 24.9%                            1     $      2,489,472         0.1%
25.0% - 49.9%                            7           36,067,310         1.0
50.0% - 59.9%                           40          531,776,716        15.1
60.0% - 64.9%                           28          348,176,425         9.9
65.0% - 69.9%                           36        1,066,118,190        30.3
70.0% - 74.9%                           22          999,576,500        28.4
75.0% - 83.8%                           17          531,450,000        15.1
----------------------------------------------------------------------------
TOTAL:                                 151     $  3,515,654,613       100.0%
----------------------------------------------------------------------------
Min.: 16.2%                     Max.: 83.8%               Wtd. Avg.: 67.8%
----------------------------------------------------------------------------

DEBT SERVICE COVERAGE RATIOS
----------------------------------------------------------------------------
                                    NO. OF            AGGREGATE
                                  MORTGAGE         CUT-OFF DATE        % OF
                                     LOANS              BALANCE        POOL
----------------------------------------------------------------------------

0.91x - 1.19x                           25     $    783,177,216        22.3%
1.20x - 1.24x                           32          297,304,441         8.5
1.25x - 1.29x                           16          927,625,196        26.4
1.30x - 1.34x                           10           91,026,556         2.6
1.35x - 1.39x                            5          220,115,785         6.3
1.40x - 1.49x                           14          374,798,560        10.7
1.50x - 1.59x                           16          226,092,924         6.4
1.60x - 1.69x                           14          173,272,981         4.9
1.70x - 1.79x                           11          365,855,086        10.4
1.80x - 1.89x                            1           10,719,085         0.3
1.90x - 1.99x                            2           16,175,826         0.5
2.00x - 2.71x                            5           29,490,958         0.8
----------------------------------------------------------------------------
TOTAL:                                 151     $  3,515,654,613       100.0%
----------------------------------------------------------------------------
Min.: 0.91x                      Max.: 2.71x               Wtd. Avg.: 1.36x
----------------------------------------------------------------------------

*     Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
      Characteristics as of the Cut-off Date" section to this Structural and
      Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       13

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT--OFF DATE*
--------------------------------------------------------------------------------

LOAN GROUP 1 CHARACTERISTICS

CUT-OFF DATE BALANCE
----------------------------------------------------------------------------
                                    NO. OF            AGGREGATE        % OF
                                  MORTGAGE         CUT-OFF DATE        LOAN
                                     LOANS              BALANCE     GROUP 1
----------------------------------------------------------------------------

$1,218,371 -- $1,999,999                 5     $      7,423,045         0.3%
$2,000,000 -- $2,999,999                 9           21,425,664         0.7
$3,000,000 -- $3,999,999                 9           31,987,134         1.1
$4,000,000 -- $4,999,999                13           58,810,682         2.1
$5,000,000 -- $7,499,999                14           93,048,857         3.2
$7,500,000 -- $9,999,999                27          232,003,834         8.1
$10,000,000 -- $14,999,999              19          213,863,195         7.5
$15,000,000 -- $19,999,999              11          188,798,156         6.6
$20,000,000 -- $29,999,999              10          249,201,335         8.7
$30,000,000 -- $49,999,999               4          156,871,043         5.5
$50,000,000 -- $99,999,999               5          301,707,446        10.5
$100,000,000 -- $200,000,000             8        1,312,500,000        45.8
----------------------------------------------------------------------------
TOTAL:                                 134     $  2,867,640,391       100.0%
----------------------------------------------------------------------------
Min.: $1,218,371            Max.: $200,000,000        Average: $21,400,301
----------------------------------------------------------------------------

LOCATION
----------------------------------------------------------------------------
                                    NO. OF            AGGREGATE        % OF
                                 MORTGAGED         CUT-OFF DATE        LOAN
                                PROPERTIES              BALANCE     GROUP 1
----------------------------------------------------------------------------

California                              20     $    517,088,462        18.0%
Texas                                   22          354,081,418        12.3
Georgia                                 15          242,794,649         8.5
New York                                 7          241,046,217         8.4
District of Columbia                     2          209,100,000         7.3
Washington                               3          189,700,000         6.6
Florida                                 12          172,839,039         6.0
Indiana                                  7          128,318,603         4.5
Pennsylvania                             8          127,137,538         4.4
Maryland                                 6           93,320,000         3.3
Other                                   57          592,214,464        20.7
----------------------------------------------------------------------------
TOTAL:                                 159     $  2,867,640,391       100.0%
----------------------------------------------------------------------------

PROPERTY TYPE
----------------------------------------------------------------------------
                                    NO. OF            AGGREGATE        % OF
                                 MORTGAGED         CUT-OFF DATE        LOAN
                                PROPERTIES              BALANCE     GROUP 1
----------------------------------------------------------------------------

Office                                  32     $  1,044,196,230        36.4%
Retail                                  66          940,333,369        32.8
   Anchored                             48          823,871,472        28.7
   Unanchored                           10           62,782,982         2.2
   Shadow Anchored                       8           53,678,915         1.9
Hotel                                   15          577,875,007        20.2
Industrial                              21          145,125,700         5.1
Self Storage                            19          105,498,398         3.7
Other                                    3           39,500,000         1.4
Mixed Use                                3           15,111,687         0.5
----------------------------------------------------------------------------
TOTAL:                                 159     $  2,867,640,391       100.0%
----------------------------------------------------------------------------

MORTGAGE RATE
----------------------------------------------------------------------------
                                    NO. OF            AGGREGATE        % OF
                                  MORTGAGE         CUT-OFF DATE        LOAN
                                     LOANS              BALANCE     GROUP 1
----------------------------------------------------------------------------

5.410% -- 5.499%                        35     $    582,959,373        20.3%
5.500% -- 5.749%                        33        1,503,468,400        52.4
5.750% -- 5.999%                        42          322,602,393        11.2
6.000% -- 6.249%                        14           96,042,485         3.3
6.250% -- 6.499%                         6          295,084,368        10.3
6.500% -- 6.720%                         4           67,483,371         2.4
----------------------------------------------------------------------------
TOTAL:                                 134     $  2,867,640,391       100.0%
----------------------------------------------------------------------------
Min.: 5.410%                   Max.: 6.720%              Wtd. Avg.: 5.732%
----------------------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY
----------------------------------------------------------------------------
                                    NO. OF            AGGREGATE        % OF
                                  MORTGAGE         CUT-OFF DATE        LOAN
                                     LOANS              BALANCE     GROUP 1
----------------------------------------------------------------------------

60 -- 83                                10     $    515,712,328        18.0%
84 -- 99                                 3          133,100,000         4.6
100 -- 120                             117        2,021,616,964        70.5
121 -- 179                               1          166,250,000         5.8
180                                      3           30,961,098         1.1
----------------------------------------------------------------------------
TOTAL:                                 134     $  2,867,640,391       100.0%
----------------------------------------------------------------------------
Min.: 60 months                Max.: 180 months        Wtd. Avg: 109 months
----------------------------------------------------------------------------

REMAINING TERM TO STATED MATURITY
----------------------------------------------------------------------------
                                    NO. OF            AGGREGATE        % OF
                                  MORTGAGE         CUT-OFF DATE        LOAN
                                     LOANS              BALANCE     GROUP 1
----------------------------------------------------------------------------

56 -- 59                                 8     $    491,612,328        17.1%
60 -- 79                                 3           43,100,000         1.5
80 -- 99                                 2          114,100,000         4.0
100 -- 109                               6           97,778,398         3.4
110 -- 119                             106        1,902,063,566        66.3
120 -- 139                               6          188,025,000         6.6
160 -- 180                               3           30,961,098         1.1
----------------------------------------------------------------------------
TOTAL:                                 134     $  2,867,640,391       100.0%
----------------------------------------------------------------------------
Min.: 56 months               Max.: 180 months        Wtd. Avg.: 106 months
----------------------------------------------------------------------------

PREPAYMENT PROVISION SUMMARY
----------------------------------------------------------------------------
                                    NO. OF            AGGREGATE        % OF
                                  MORTGAGE         CUT-OFF DATE        LOAN
                                     LOANS              BALANCE     GROUP 1
----------------------------------------------------------------------------

Lockout/Defeasance/Open                 83     $  1,673,411,785        58.4%
Lockout/GRTR 1% PMT
    or YM/Open                          34          468,419,233        16.3
Lockout/GRTR 1%
    PMT or YM/GRTR
    1% PMT or YM or
    Defeasance/Open                     13          366,059,373        12.8
Lockout/Defeasance/
    GRTR 1% PMT or
    YM or
    Defeasance/Open                      1          175,000,000         6.1
YM/YM or
    Defeasance/Open                      1          166,250,000         5.8
Lockout/Declining
    Prepayment
    Penalty/Open                         1           15,000,000         0.5
GRTR 1% PMT or
    YM/Open                              1            3,500,000         0.1
----------------------------------------------------------------------------
TOTAL:                                 134     $  2,867,640,391       100.0%
----------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO
----------------------------------------------------------------------------
                                    NO. OF            AGGREGATE        % OF
                                  MORTGAGE         CUT-OFF DATE        LOAN
                                     LOANS              BALANCE     GROUP 1
----------------------------------------------------------------------------

20.7% -- 29.9%                           2     $      5,989,472         0.2%
30.0% -- 49.9%                           3           18,098,416         0.6
50.0% -- 54.9%                           5           37,962,238         1.3
55.0% -- 59.9%                          26          222,296,759         7.8
60.0% -- 64.9%                           9          191,510,422         6.7
65.0% -- 69.9%                          22          675,253,665        23.5
70.0% -- 74.9%                          29        1,052,153,288        36.7
75.0% -- 79.9%                          30          422,226,131        14.7
80.0% -- 84.8%                           8          242,150,000         8.4
----------------------------------------------------------------------------
TOTAL:                                 134     $  2,867,640,391       100.0%
----------------------------------------------------------------------------
Min.: 20.7%                     Max.: 84.8%                Wtd. Avg.: 70.4%
----------------------------------------------------------------------------

LOAN-TO-VALUE RATIO AT MATURITY
----------------------------------------------------------------------------
                                    NO. OF            AGGREGATE        % OF
                                  MORTGAGE         CUT-OFF DATE        LOAN
                                     LOANS              BALANCE     GROUP 1
----------------------------------------------------------------------------

16.2% -- 24.9%                           1     $      2,489,472         0.1%
25.0% -- 49.9%                           6           31,786,710         1.1
50.0% -- 59.9%                          38          353,429,861        12.3
60.0% -- 64.9%                          25          315,726,425        11.0
65.0% -- 69.9%                          30          705,531,423        24.6
70.0% -- 74.9%                          20          977,176,500        34.1
75.0% -- 83.8%                          14          481,500,000        16.8
----------------------------------------------------------------------------
TOTAL:                                 134     $  2,867,640,391       100.0%
----------------------------------------------------------------------------
Min.: 16.2%                     Max.: 83.8%                Wtd. Avg.: 68.8%
----------------------------------------------------------------------------

DEBT SERVICE COVERAGE RATIOS
----------------------------------------------------------------------------
                                    NO. OF            AGGREGATE        % OF
                                  MORTGAGE         CUT-OFF DATE        LOAN
                                     LOANS              BALANCE     GROUP 1
----------------------------------------------------------------------------

0.91x -- 1.19x                          20     $    402,432,815        14.0%
1.20x -- 1.24x                          27          258,110,868         9.0
1.25x -- 1.29x                          14          738,625,196        25.8
1.30x -- 1.34x                           8           81,930,907         2.9
1.35x -- 1.39x                           4          211,715,785         7.4
1.40x -- 1.49x                          13          370,517,959        12.9
1.50x -- 1.59x                          15          208,792,924         7.3
1.60x -- 1.69x                          14          173,272,981         6.0
1.70x -- 1.79x                          11          365,855,086        12.8
1.80x -- 1.89x                           1           10,719,085         0.4
1.90x -- 1.99x                           2           16,175,826         0.6
2.00x -- 2.71x                           5           29,490,958         1.0
----------------------------------------------------------------------------
TOTAL:                                 134     $  2,867,640,391       100.0%
----------------------------------------------------------------------------
Min.: 0.91x                    Max.: 2.71x                Wtd. Avg.: 1.41x
----------------------------------------------------------------------------

*     Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
      Characteristics as of the Cut--off Date" section to this Structural and
      Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       14

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

LOAN GROUP 2 CHARACTERISTICS

CUT-OFF DATE BALANCE
----------------------------------------------------------------------------
                                    NO. OF            AGGREGATE        % OF
                                  MORTGAGE         CUT-OFF DATE        LOAN
                                     LOANS              BALANCE     GROUP 2
----------------------------------------------------------------------------

$3,346,855 - $3,999,999                  3     $     10,739,222         1.7%
$4,000,000 - $4,999,999                  2            8,480,601         1.3
$5,000,000 - $7,499,999                  2           10,894,401         1.7
$7,500,000 - $9,999,999                  3           24,900,000         3.8
$10,000,000 - $14,999,999                3           37,950,000         5.9
$15,000,000 - $19,999,999                1           17,300,000         2.7
$30,000,000 - $49,999,999                1           37,750,000         5.8
$100,000,000 - $325,000,000              2          500,000,000        77.2
----------------------------------------------------------------------------
TOTAL:                                  17     $    648,014,223       100.0%
----------------------------------------------------------------------------
Min.: $3,346,855             Max.: $325,000,000        Average: $38,118,484
----------------------------------------------------------------------------

LOCATION
----------------------------------------------------------------------------
                                    NO. OF            AGGREGATE        % OF
                                 MORTGAGED         CUT-OFF DATE        LOAN
                                PROPERTIES              BALANCE     GROUP 2
----------------------------------------------------------------------------

Illinois                                 4     $    343,100,000        52.9%
Maryland                                 6          138,583,815        21.4
Washington                               2           46,250,000         7.1
Virginia                                 1           36,416,185         5.6
New York                                 3           23,150,000         3.6
California                               2           20,646,855         3.2
Texas                                    2           17,995,649         2.8
North Carolina                           3           13,471,719         2.1
Ohio                                     1            8,400,000         1.3
----------------------------------------------------------------------------
TOTAL:                                  24     $    648,014,223       100.0%
----------------------------------------------------------------------------

PROPERTY TYPE
----------------------------------------------------------------------------
                                    NO. OF            AGGREGATE        % OF
                                 MORTGAGED         CUT-OFF DATE        LOAN
                                PROPERTIES              BALANCE     GROUP 2
----------------------------------------------------------------------------

Multifamily                             24     $    648,014,223       100.0%
----------------------------------------------------------------------------
TOTAL:                                  24     $    648,014,223       100.0%
----------------------------------------------------------------------------

MORTGAGE RATE
----------------------------------------------------------------------------
                                    NO. OF            AGGREGATE        % OF
                                  MORTGAGE         CUT-OFF DATE        LOAN
                                     LOANS              BALANCE     GROUP 2
----------------------------------------------------------------------------

5.389% - 5.499%                          4     $    386,800,000        59.7%
5.500% - 5.749%                          4           25,176,250         3.9
5.750% - 5.999%                          5          195,646,855        30.2
6.000% - 6.160%                          4           40,391,118         6.2
----------------------------------------------------------------------------
TOTAL:                                  17     $    648,014,223       100.0%
----------------------------------------------------------------------------
Min.: 5.389%                   Max.: 6.160%              Wtd. Avg.: 5.573%
----------------------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY
----------------------------------------------------------------------------
                                    NO. OF            AGGREGATE        % OF
                                  MORTGAGE         CUT-OFF DATE        LOAN
                                     LOANS              BALANCE     GROUP 2
----------------------------------------------------------------------------

60 - 83                                  5     $    215,600,000        33.3%
84 - 99                                  1            8,000,000         1.2
100 - 120                               11          424,414,223        65.5
----------------------------------------------------------------------------
TOTAL:                                  17     $    648,014,223       100.0%
----------------------------------------------------------------------------
Min.: 60 months             Max.: 120 months          Wtd. Avg.: 100 months
----------------------------------------------------------------------------

REMAINING TERM TO STATED MATURITY
----------------------------------------------------------------------------
                                    NO. OF            AGGREGATE        % OF
                                  MORTGAGE         CUT-OFF DATE        LOAN
                                     LOANS              BALANCE     GROUP 2
----------------------------------------------------------------------------

55 - 59                                  5     $    215,600,000        33.3%
80 - 99                                  1            8,000,000         1.2
110 - 119                               10          410,514,223        63.3
120                                      1           13,900,000         2.1
----------------------------------------------------------------------------
TOTAL:                                  17     $    648,014,223       100.0%
----------------------------------------------------------------------------
Min.: 55 months              Max.: 120 months          Wtd. Avg.: 97 months
----------------------------------------------------------------------------

PREPAYMENT PROVISION SUMMARY
----------------------------------------------------------------------------
                                    NO. OF            AGGREGATE        % OF
                                  MORTGAGE         CUT-OFF DATE        LOAN
                                     LOANS              BALANCE     GROUP 2
----------------------------------------------------------------------------

Lockout/Defeasance/Open                 12     $    413,664,223        63.8%
Lockout/GRTR 1% PMT
    or YM/Open                           3          191,500,000        29.6
Lockout/Defeasance/
    GRTR 1% PMT or
    YM or Defeasance/
    Open                                 1           37,750,000         5.8
GRTR 1% PMT or
    YM/Open                              1            5,100,000         0.8
----------------------------------------------------------------------------
TOTAL:                                  17     $    648,014,223       100.0%
----------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO
----------------------------------------------------------------------------
                                    NO. OF            AGGREGATE        % OF
                                  MORTGAGE         CUT-OFF DATE        LOAN
                                     LOANS              BALANCE     GROUP 2
----------------------------------------------------------------------------

53.0% - 54.9%                            1     $    175,000,000        27.0%
55.0% - 59.9%                            1            4,280,601         0.7
60.0% - 64.9%                            1           10,050,000         1.6
65.0% - 69.9%                            5          359,246,855        55.4
70.0% - 74.9%                            2           27,900,000         4.3
75.0% - 79.9%                            4           17,386,767         2.7
80.0% - 81.2%                            3           54,150,000         8.4
----------------------------------------------------------------------------
TOTAL:                                  17     $    648,014,223       100.0%
----------------------------------------------------------------------------
Min.: 53.0%                      Max.: 81.2%               Wtd. Avg.: 63.9%
----------------------------------------------------------------------------

LOAN-TO-VALUE RATIO AT MATURITY
----------------------------------------------------------------------------
                                    NO. OF            AGGREGATE        % OF
                                  MORTGAGE         CUT-OFF DATE        LOAN
                                     LOANS              BALANCE     GROUP 2
----------------------------------------------------------------------------

44.4% - 49.9%                            1     $      4,280,601         0.7%
50.0% - 59.9%                            2          178,346,855        27.5
60.0% - 64.9%                            3           32,450,000         5.0
65.0% - 69.9%                            6          360,586,767        55.6
70.0% - 74.9%                            2           22,400,000         3.5
75.0% - 81.2%                            3           49,950,000         7.7
----------------------------------------------------------------------------
TOTAL:                                  17     $    648,014,223       100.0%
----------------------------------------------------------------------------
Min.: 44.4%                      Max.: 81.2%               Wtd. Avg.: 63.0%
----------------------------------------------------------------------------

DEBT SERVICE COVERAGE RATIOS
----------------------------------------------------------------------------
                                    NO. OF            AGGREGATE        % OF
                                  MORTGAGE         CUT-OFF DATE        LOAN
                                     LOANS              BALANCE     GROUP 2
----------------------------------------------------------------------------

1.01x - 1.19x                            5     $    380,744,401        58.8%
1.20x - 1.24x                            5           39,193,573         6.0
1.25x - 1.29x                            2          189,000,000        29.2
1.30x - 1.34x                            2            9,095,649         1.4
1.35x - 1.39x                            1            8,400,000         1.3
1.40x - 1.49x                            1            4,280,601         0.7
1.50x                                    1           17,300,000         2.7
----------------------------------------------------------------------------
TOTAL:                                  17     $    648,014,223       100.0%
----------------------------------------------------------------------------
Min.: 1.01x                      Max.: 1.50x               Wtd. Avg.: 1.14x
----------------------------------------------------------------------------

*     Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
      Characteristics as of the Cut-off Date" section to this Structural and
      Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       15

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

PREPAYMENT PROVISIONS BASED ON OUTSTANDING PRINCIPAL BALANCE(1)(2)(3)

                                      JULY-07         JULY-08         JULY-09         JULY-10         JULY-11
                                     ----------      ----------      ----------      ----------      ----------

Lockout(4)(5)(6)(7)(9) ...........        95.03%          95.02%          73.70%          66.42%          57.90%
Yield
  Maintenance(4)(5)(6)(7)(8)(10)..         4.97            4.98           26.30           32.66           39.51
Fixed Premium 3.0(9) .............         0.00            0.00            0.00            0.43            0.00
Fixed Premium 2.0(9) .............         0.00            0.00            0.00            0.00            0.43
Fixed Premium 1.0(9) .............         0.00            0.00            0.00            0.00            0.00
Open .............................         0.00            0.00            0.00            0.49            2.16
                                     ----------      ----------      ----------      ----------      ----------
Total ............................       100.00%         100.00%         100.00%         100.00%         100.00%
                                     ==========      ==========      ==========      ==========      ==========
Total Beginning Balance as
  of the Cut-off Date (in
  millions)(11) ..................   $ 3,515.65      $ 3,513.04      $ 3,509.78      $ 3,505.71      $ 3,500.41
                                     ==========      ==========      ==========      ==========      ==========
Percent of Initial Balance .......       100.00%          99.93%          99.83%          99.72%          99.57%
                                     ----------      ----------      ----------      ----------      ----------

                                      JULY-12         JULY-13         JULY-14         JULY-15         JULY-16
                                     ----------      ----------      ----------      ----------      ----------

Lockout(4)(5)(6)(7)(9) ...........        63.54%          63.45%          62.39%          62.27%          61.01%
Yield
  Maintenance(4)(5)(6)(7)(8)(10)..        35.77           35.87           37.61           37.73           37.58
Fixed Premium 3.0(9) .............         0.00            0.00            0.00            0.00            0.00
Fixed Premium 2.0(9) .............         0.00            0.00            0.00            0.00            0.00
Fixed Premium 1.0(9) .............         0.00            0.00            0.00            0.00            0.00
Open .............................         0.68            0.68            0.00            0.00            1.40
                                     ----------      ----------      ----------      ----------      ----------
Total ............................       100.00%         100.00%         100.00%         100.00%         100.00%
                                     ==========      ==========      ==========      ==========      ==========
Total Beginning Balance as
  of the Cut-off Date (in
  millions)(11) ..................   $ 2,762.86      $ 2,753.74      $ 2,603.55      $ 2,593.50      $ 2,522.28
                                     ==========      ==========      ==========      ==========      ==========
Percent of Initial Balance .......        78.59%          78.33%          74.06%          73.77%          71.74%
                                     ----------      ----------      ----------      ----------      ----------

                                      JULY-17         JULY-18         JULY-19         JULY-20         JULY-21
                                     ----------      ----------      ----------      ----------      ----------

Lockout(4)(5)(6)(7)(9) ...........        15.35%         100.00%         100.00%         100.00%         100.00%
Yield
  Maintenance(4)(5)(6)(7)(8)(10)..         0.00            0.00            0.00            0.00            0.00
Fixed Premium 3.0(9) .............         0.00            0.00            0.00            0.00            0.00
Fixed Premium 2.0(9) .............         0.00            0.00            0.00            0.00            0.00
Fixed Premium 1.0(9) .............         0.00            0.00            0.00            0.00            0.00
Open .............................        84.65            0.00            0.00            0.00            0.00
                                     ----------      ----------      ----------      ----------      ----------
Total ............................       100.00%         100.00%         100.00%         100.00%         100.00%
                                     ==========      ==========      ==========      ==========      ==========
Total Beginning Balance as
  of the Cut-off Date (in
  millions)(11) ..................   $   196.40      $    29.72      $    29.27      $    28.80      $    28.29
                                     ==========      ==========      ==========      ==========      ==========
Percent of Initial Balance .......         5.59%           0.85%           0.83%           0.82%           0.80%
                                     ----------      ----------      ----------      ----------      ----------

___________
(1)   Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage
      Loans.

(2)   As of the Cut-off Date.

(3)   Numbers may not total to 100% due to rounding.

(4)   Ninety-five Mortgage Loans representing 59.4% of the Initial Pool Balance
      (83 Mortgage Loans representing 58.4% of the Group 1 Balance and 12
      Mortgage Loans representing 63.8% of the Group 2 Balance) are subject to an initial lockout period after which defeasance is permitted and thereafter become prepayable without an accompanying prepayment premium or yield maintenance charge, prior to maturity.

(5)   Thirty-seven Mortgage Loans, representing 18.8% of the Initial Pool
      Balance (34 Mortgage Loans representing 16.3% of the Group 1 Balance and three Mortgage Loans representing 29.6% of the Group 2 Balance): (a) have an initial lockout period; (b) are then subject, after expiration of the initial lockout period, to a period where the related borrower has an option to prepay the Mortgage Loan subject to the greater of a yield maintenance charge or a 1% prepayment premium; (c) become thereafter prepayable without an accompanying prepayment premium or yield maintenance charge, prior to maturity.

(6)   Thirteen Mortgage Loans, representing 10.4% of the Initial Pool Balance
      (12.8% of the Group 1 Balance): (a) have an initial lockout period; (b)
      are then subject, after expiration of the initial lockout period, to a period where the related borrower has an option to prepay the Mortgage
      Loan subject to the greater of a yield maintenance charge or a 1%
      prepayment premium; (c) are then subject to a period where the related borrower has an option to prepay the Mortgage Loan subject to either prepayment (subject to the greater of a yield maintenance charge or a 1%
      prepayment premium) or defeasance; and (d) become thereafter prepayable without an accompanying prepayment premium or yield maintenance charge, prior to its maturity.

(7)   Two Mortgage Loans, representing 6.1% of the Initial Pool Balance (one
      Mortgage Loan representing 6.1% of the Group 1 Balance and one Mortgage
      Loan representing 5.8% of the Group 2 Balance): (a) have an initial lockout period; (b) are then subject, after expiration of the initial lockout period, to a period where defeasance is permitted; (c) are then subject to a period where the related borrower has an option to prepay the Mortgage Loan subject to either prepayment (subject to the greater of a yield maintenance charge or a 1% prepayment premium) or defeasance; and
      (d) become thereafter prepayable without an accompanying prepayment premium or yield maintenance charge, prior to its maturity.

(8)   One Mortgage Loan, representing 4.7% of the Initial Pool Balance (5.8% of the Group 1 Balance): (a) has no lockout period but permits prepayment for an initial period of time subject to the payment of a yield maintenance charge; (b) is then subject to a period where the related borrower has an option to prepay the Mortgage Loan subject to a yield maintenance charge or defeasance and (c) thereafter become prepayable without an accompanying prepayment premium or yield maintenance charge, prior to maturity.

(9)   One Mortgage Loan, representing 0.4% of the Initial Pool Balance (0.5% of the Group 1 Balance): (a) has an initial lockout period; (b) is then subject to a period where the related borrower has an option to prepay the Mortgage Loan subject to a 3% fixed prepayment premium; (c) is then subject to a period where the related borrower has an option to prepay the Mortgage Loan subject to a 2% fixed prepayment premium; (d) is then subject to a period where the related borrower has an option to prepay the Mortgage Loan subject to a 1% fixed prepayment premium and (e)
      becomes thereafter prepayable without an accompanying prepayment premium or yield maintenance charge, prior to its maturity.

(10)  Two Mortgage Loans, representing 0.2% of the Initial Pool Balance (one
      Mortgage Loan representing 0.1% of the Group 1 Balance and one Mortgage
      Loan representing 0.8% of the Group 2 Balance) each have no lockout period but permit prepayment for an initial period of time subject to the payment of the greater of a 1% prepayment premium or a yield maintenance charge and thereafter become prepayable without an accompanying prepayment premium or yield maintenance charge, prior to maturity.

(11)  Assumes the Cut-off Date balance for the initial balance and no prepayments thereafter.

*     Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
      Characteristics as of the Cut-off Date" section to this Structural and
      Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       16

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

GROUP 1 FIVE YEAR LOANS

-------------------------------------------------------------------------------------------------
                                                                           % OF
                                MORTGAGE                    CUT-OFF       INITIAL
                                  LOAN       PROPERTY         DATE         POOL     AMORTIZATION
PROPERTY NAME                    SELLER        TYPE         BALANCE       BALANCE       TYPE
-------------------------------------------------------------------------------------------------

Renaissance Mayflower Hotel       HRECC        Hotel      $200,000,000       5.7%   Interest Only
One Park Avenue                   BofA        Office       187,500,000       5.3    Interest Only
Owings Mills 3                  Eurohypo      Office        58,400,000       1.7    Interest Only
Garin Ranch                     Eurohypo      Retail        16,750,000       0.5    Interest Only
1001-1007 Third Ave             Eurohypo       Other        15,000,000       0.4    Interest Only
Schneider Electric                BofA      Industrial      11,000,000       0.3    Interest Only
R Street Storage                SunTrust   Self Storage      9,100,000       0.3    Interest Only
Market at Morse                   BofA        Retail         7,892,542       0.2    Interest Only
Shallotte Commons                 BofA        Retail         6,077,500       0.2    Interest Only
Mercantile Bank                 SunTrust      Office         3,992,286       0.1       Balloon
-------------------------------------------------------------------------------------------------
TOTAL/WTD.AVG.:                                           $515,712,328      14.7%
-------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                                              REMAINING
                                                          CUT-OFF   MATURITY   INTEREST   REMAINING
                                  LOAN                      DATE      DATE       ONLY      TERM TO
                                 BALANCE   UNDERWRITTEN     LTV        LTV      PERIOD    MATURITY
PROPERTY NAME                   PER UNIT       DSCR        RATIO      RATIO    (MONTHS)   (MONTHS)
---------------------------------------------------------------------------------------------------

Renaissance Mayflower Hotel     $304,414      1.48x        70.2%      70.2%      56          56
One Park Avenue                 $    406      1.16x        65.9%      65.9%      56          56
Owings Mills 3                  $    214      1.23x        78.2%      78.2%      57          57
Garin Ranch                     $    300      1.20x        83.8%      83.8%      56          56
1001-1007 Third Ave             $  1,141      1.63x        35.8%      35.8%      60          60
Schneider Electric              $     20      2.53x        54.5%      54.5%      59          59
R Street Storage                $  8,658      1.36x        72.8%      72.8%      60          60
Market at Morse                 $    222      2.03x        53.1%      53.1%      59          59
Shallotte Commons               $     71      1.91x        53.5%      53.5%      59          59
Mercantile Bank                 $    195      1.21x        62.9%      58.8%       0          58
---------------------------------------------------------------------------------------------------
TOTAL/WTD.AVG.:                               1.36X        68.2%      68.1%      56          56
---------------------------------------------------------------------------------------------------

GROUP 1 SEVEN YEAR LOANS

-------------------------------------------------------------------------------------------------
                                                                            % OF
                                 MORTGAGE                    CUT-OFF       INITIAL
                                   LOAN       PROPERTY        DATE          POOL    AMORTIZATION
PROPERTY NAME                     SELLER        TYPE         BALANCE       BALANCE      TYPE
-------------------------------------------------------------------------------------------------

Metropolis Shopping Center         HRECC       Retail     $ 86,000,000       2.4%   Interest Only
-------------------------------------------------------------------------------------------------
40 Court Street                    BofA        Office       28,100,000       0.8    Interest Only
-------------------------------------------------------------------------------------------------
Empire Self Storage Portfolio      BofA     Self Storage    19,000,000       0.5     IO, Balloon
-------------------------------------------------------------------------------------------------
TOTAL/WTD.AVG.:                                           $133,100,000       3.8%
-------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                                              REMAINING
                                                          CUT-OFF   MATURITY  INTEREST   REMAINING
                                   LOAN                     DATE      DATE      ONLY      TERM TO
                                  BALANCE   UNDERWRITTEN    LTV       LTV      PERIOD     MATURITY
PROPERTY NAME                    PER UNIT       DSCR       RATIO     RATIO    (MONTHS)    (MONTHS)
----------------------------------------------------------------------------------------------------

Metropolis Shopping Center        $  169       1.27x       66.7%      66.7%      84          84
----------------------------------------------------------------------------------------------------
40 Court Street                   $  256       1.33x       73.9%      73.9%      83          83
----------------------------------------------------------------------------------------------------
Empire Self Storage Portfolio     $4,561       1.14x       55.2%      53.9%      52          76
----------------------------------------------------------------------------------------------------
TOTAL/WTD.AVG.:                                1.27X       66.6%      66.4%      79          83
----------------------------------------------------------------------------------------------------

*     Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
      Characteristics as of the Cut-off Date" section to this Structural and
      Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       17

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS*
--------------------------------------------------------------------------------

The following table and summaries describe the ten largest Mortgage Loans in the Mortgage Pool by Cut-off Date Balance:

               TEN LARGEST MORTGAGE LOANS BY CUT-OFF DATE BALANCE*

                                                                   % OF
                                    MORTGAGE       CUT-OFF        INITIAL
                                      LOAN           DATE          POOL     PROPERTY    LOAN
LOAN NAME                            SELLER        BALANCE        BALANCE     TYPE      GROUP
---------------------------------   --------   --------------     -------  -----------  -----

Presidential Towers ..............    BofA     $  325,000,000       9.2%   Multifamily    2
Renaissance Mayflower Hotel ......    HRECC       200,000,000       5.7       Hotel       1
One Park Avenue ..................    BofA        187,500,000       5.3       Office      1
Pacific Shores Building 9 & 10 ...    BofA        183,750,000       5.2       Office      1
Hilton Anatole ...................    BofA        175,000,000       5.0       Hotel       1
Rockwood Ross Multifamily
Portfolio ........................    HRECC       175,000,000       5.0    Multifamily    2
Second & Seneca ..................    BofA        175,000,000       5.0       Office      1
Pacifica Tower ...................    BofA        166,250,000       4.7       Office      1
HPI--GSA Portfolio ...............  Eurohypo      125,000,000       3.6     Various(2)    1
JQH Hotel Portfolio ..............  Eurohypo      100,000,000       2.8       Hotel       1
                                               --------------      ----
TOTAL/WTD. AVG. ..................             $1,812,500,000      51.6%
                                               ==============      ====

                                       % OF
                                    APPLICABLE    CUT-OFF     LTV
                                       LOAN      DATE LTV   RATIO AT   UNDERWRITTEN   MORTGAGE
LOAN NAME                              GROUP       RATIO    MATURITY       DSCR         RATE
----------------------------------  -----------  --------   --------   ------------   --------

Presidential Towers ..............     50.2%       65.0%      65.0%        1.03x      5.389%(1)
Renaissance Mayflower Hotel ......      7.0%       70.2%      70.2%        1.48x      5.665%
One Park Avenue ..................      6.5%       65.9%      65.9%        1.16x      6.281%(1)
Pacific Shores Building 9 & 10 ...      6.4%       73.1%      73.1%        1.39x      5.621%(1)
Hilton Anatole ...................      6.1%       70.0%      70.0%        1.80x      5.545%(1)
Rockwood Ross Multifamily
Portfolio ........................     27.0%       53.0%      53.0%        1.27x      5.800%
Second & Seneca ..................      6.1%       74.8%      74.8%        1.28x      5.538%(1)
Pacifica Tower ...................      5.8%       80.3%      80.3%        1.28x      5.611%(1)
HPI--GSA Portfolio ...............      4.4%       77.5%      77.5%        1.29x      5.620%
JQH Hotel Portfolio ..............      3.5%       73.0%      73.0%        1.74x      5.701%
                                                   ----       ----         ----       -----
TOTAL/WTD. AVG. ..................                 69.4%      69.4%        1.33X      5.658%

_________
(1)   Mortgage rate rounded to three decimal places.

(2)   Eight properties are office buildings and two properties are industrial buildings.

*     Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
      Characteristics as of the Cut-off Date" section to this Structural and
      Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       18

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PRESIDENTIAL TOWERS
--------------------------------------------------------------------------------

                        [4 PHOTOS OF PRESIDENTIAL TOWERS]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       19

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PRESIDENTIAL TOWERS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                                    Bank of America

LOAN PURPOSE:                                   Acquisition

ORIGINAL PRINCIPAL BALANCE:                     $325,000,000

FIRST PAYMENT DATE:                             June 1, 2007

TERM/AMORTIZATION:                              120/0 months

INTEREST ONLY PERIOD:                           120 months

MATURITY DATE:                                  May 1, 2017

EXPECTED MATURITY BALANCE:                      $325,000,000

BORROWING ENTITY:                               PT Chicago, L.L.C.

INTEREST CALCULATION:                           Actual/360

CALL PROTECTION:                                Lockout/Defeasance:
                                                114 payments
                                                Open: 6 payments
UP-FRONT RESERVES:
  TAX RESERVE:                                  Yes
  DEBT SERVICE RESERVE:                         $3,500,000
  IMMEDIATE REPAIR RESERVE:                     $7,500,000

ONGOING MONTHLY RESERVES:
  TAX RESERVE:                                  Yes
  REPLACEMENT RESERVE:                          $43,988
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:                           $325,000,000

CUT-OFF DATE LTV(2):                            65.0%

MATURITY DATE LTV:                              65.0%

UNDERWRITTEN DSCR:                              1.03x

MORTGAGE RATE(1):                               5.389%
--------------------------------------------------------------------------------

(1)   Mortgage rate rounded to three decimal places.

(2)   Based on an "as-is" value.  Based on an "as-stabilized" value of
      $570,000,000 as of April 1, 2008 the Cut-off Date LTV is 57.0%.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                                  Multifamily

PROPERTY SUB-TYPE:                              High-Rise

LOCATION:                                       Chicago, Illinois

YEAR BUILT/RENOVATED:                           1983/2006

UNITS:                                          2,346

CUT-OFF BALANCE PER UNIT:                       $138,534

OCCUPANCY AS OF 04/18/2007:                     92.5%

OWNERSHIP INTEREST:                             Fee

PROPERTY MANAGEMENT:                            Waterton Property
                                                Management L.L.C.

UNDERWRITTEN NET CASH FLOW:                     $18,269,338

APPRAISED VALUE:                                $500,000,000
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       20

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                               PRESIDENTIAL TOWERS

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                       FINANCIAL INFORMATION
---------------------------------------------------------------------------------------------------
                                                                        TRAILING 12
                                          FULL YEAR       FULL YEAR        MONTHS
                                        (12/31/2005)     (12/31/2006)   (01/31/2007)   UNDERWRITTEN
                                       ---------------   ------------   ------------   ------------

Effective Gross Income .............   $    33,998,539   $ 37,007,492   $ 37,145,578   $ 37,335,624
Total Expenses .....................   $    20,352,671   $ 19,938,271   $ 19,710,558   $ 18,538,436
Net Operating Income (NOI) .........   $    13,645,868   $ 17,069,221   $ 17,435,020   $ 18,797,188
Cash Flow (CF) .....................   $    13,645,868   $ 17,069,221   $ 17,435,020   $ 18,269,338
DSCR on NOI ........................             0.77x          0.96x          0.98x          1.06x
DSCR on CF .........................             0.77x          0.96x          0.98x          1.03x

--------------------------------------------------------------------------------
                             OPERATIONAL STATISTICS
--------------------------------------------------------------------------------
                                                 STUDIO   1 BEDROOM    2 BEDROOM
                                                -------   ---------   ----------
Number of Units .............................       782       1,380          184
Average Rent ................................    $1,044      $1,298       $2,016
Average Unit Size (SF) ......................       518         674        1,101

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       21

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                               PRESIDENTIAL TOWERS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE LOAN:

o     The Presidential Towers Mortgage Loan is a $325.0 million, ten-year fixed rate loan secured by a first mortgage on a high-rise apartment complex located in Chicago, Cook County, Illinois. The Presidential Towers
      Mortgage Loan is interest only for the entire loan term, matures on May 1,
      2017 and accrues interest at an annual rate, rounded to three decimal places, of 5.389%.

THE BORROWER:

o     The Presidential Towers Borrower is PT Chicago, L.L.C., a Delaware limited liability company and a single purpose bankruptcy remote entity with at least two independent directors for which the Presidential Towers
      Borrower's legal counsel has delivered a non-consolidation opinion. Equity ownership is held 100% by Fund IX PT Chicago, L.L.C., a Delaware limited liability company. Through a series of intermediate ownership levels equity ownership of the Presidential Towers Borrower is eventually held
      10% by Waterton Fund IX Investors, L.L.C. and 90% by California State
      Teachers' Retirement System as the sponsors of the loan. The borrower principal is Waterton Residential Property Fund IX, L.L.C.

o     Founded in 1995 by Peter M. Vilim and David R. Schwartz, Waterton
      Associates has completed over $2 billion in real estate investments through equity joint ventures with major financial institutions, Wall
      Street investment banks and pension funds. Waterton Associates has acquired 99 multifamily properties containing a total of more than 32,000 units located in most major markets in the United States. The company employs approximately 450 people located in Chicago, Dallas, Las Vegas,
      Miami and Orlando.

o     California State Teacher's Retirement System is the second largest public pension plan and the largest teachers' retirement fund in the United
      States. CalSTRS had a total membership of nearly 800,000 and assets of
      $171.1 billion as of May 31, 2007.

o     Waterton Resident Property Fund IX is the latest joint venture between the
      California State Teacher's Retirement System and Waterton Associates
      L.L.C. With over $330 million of committed equity, the fund has investment capacity of close to $1 billion. Waterton Residential Property Fund IX represents the third joint venture between Waterton and California State
      Teacher's Retirement System. Since 2002, the venture has invested over
      $700 million in 28 apartment properties.

THE PROPERTY:

o     The Presidential Towers Mortgaged Property consists of a fee simple interest in a 2,346-unit, high-rise apartment complex consisting of four interconnected 50-story buildings built in phases from 1983 to 1986. The improvements contain a total of 1,538,332 net rentable square feet and are located on 5.82 acres. The apartment mix is 782 studio units, 1,380 one bedroom/one bath and 184 two bedroom/two bath units.

o     Unit amenities include a standard kitchen package consisting of a frost-free refrigerator with icemaker, range/oven and dishwasher. Units offer large windows, open floor plans, European-style kitchen cabinetry, laminate countertops, ceramic tile bathroom flooring and chrome plumbing fixtures. The units are fully sprinklered and a high-rise life safety fire alarm system is installed. All units are equipped with smoke alarms.

o     Property amenities include a resident health club and associated outdoor basketball court, running track and deck, a barbeque area, cyber center, onsite leasing and management office, and ground floor and concourse level commercial space (109,559 square feet), including a grocery store and several restaurants. Additional improvements include a five-level parking garage containing 1,159 parking spaces. Each tower is served by four elevators. Additionally, there are five elevators and two escalators that serve the ground floor and concourse level. Each tower is equipped with a laundry room.

o     The Presidential Towers Mortgaged Property is located in the West Loop neighborhood, just west of downtown Chicago. The neighborhood is bordered by Lake Street on the north, the Chicago River on the east, Congress
      Parkway on the south and Halsted Street on the west. The Presidential
      Towers Mortgaged Property is located within a block of Ogilvie
      Transportation Center, two blocks from Union Station and three blocks from
      I-90/I-94, the major north-south arterial that runs through Chicago central business district and via I-190 provides access to Chicago's
      O'Hare International Airport. Adjacent properties are primarily high-rise office buildings with first floor retail space. Notable buildings include the Social Security building to the north, the Ogilvie Transportation
      Center/Citibank building to the northeast and the ABN Amro/LaSalle Bank headquarters to the south. Located nearby are the Civic Opera House,
      Chicago Mercantile Exchange, Sears Tower, Millennium Park, Randolph Street
      restaurants, Greek Town and the theater district.

o     The Presidential Towers Borrower is generally required at its sole cost and expense to keep The Presidential Towers Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       22

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                              PRESIDENTIAL TOWERS

--------------------------------------------------------------------------------

o     The Presidential Towers Borrower is required, in accordance with the related loan documents, to obtain insurance against perils and acts of terrorism in an amount equal to $350,000,000.

PROPERTY MANAGEMENT:

o     Waterton Property Management L.L.C. manages the Presidential Towers
      Mortgaged Property. Waterton Property Management L.L.C. , a Presidential
      Towers Borrower related entity founded in 1998 and headquartered in
      Chicago, currently manages approximately 15,000 apartment units located in
      15 major markets and 12 states.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o     None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o     Not allowed.

PARTIAL DEFEASANCE:

o     At any time following 24 months after the closing date of the securitization, the Presidential Towers Borrower will have the right to cause the release of the portion of the Presidential Towers Mortgaged
      Property identified in the related loan documents as the "Tower 4" as well as the "Release Property", in connection with the transfer of such Release
      Property to an unaffiliated third party, subject to the satisfaction of certain conditions, including, but not limited to: (i) no event of default exists; (ii) delivery of a pledge and security agreement in form and substance satisfactory to a prudent lender and defeasance collateral meeting the requirements of the related loan agreement; (iii) after giving effect to such release the debt service coverage ratio must be not less than the greater of (A) the debt service coverage ratio for the
      Presidential Towers Mortgaged Property (including the Release Property) in effect immediately prior to such release and (B) the debt service coverage ratio for the Presidential Towers Mortgaged Property in effect as of the closing date of the Presidential Towers Mortgage Loan; (iv) after giving effect to such release the loan-to-value ratio must be not greater than the lesser of (A) the loan-to-value ratio for the Presidential Towers
      Mortgaged Property (including the Release Property) in effect immediately prior to such release and (B) the debt service coverage ratio for the
      Presidential Towers Mortgaged Property in effect as of the closing date of the Presidential Towers Mortgage Loan; and (v) confirmation from the rating agencies that such a release will not result in a downgrade, withdrawal or qualification of the ratings issued, or to be issued, in connection with a securitization involving the Presidential Towers
      Mortgage Loan.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       23

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                               PRESIDENTIAL TOWERS

--------------------------------------------------------------------------------

                          [MAP OF PRESIDENTIAL TOWERS]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       24

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                          RENAISSANCE MAYFLOWER HOTEL

--------------------------------------------------------------------------------

                    [2 PHOTOS OF RENAISSANCE MAYFLOWER HOTEL]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       25

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                           RENAISSANCE MAYFLOWER HOTEL

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                            HRECC
LOAN PURPOSE:                           Acquisition
ORIGINAL PRINCIPAL BALANCE:             $200,000,000
FIRST PAYMENT DATE:                     April 1, 2007
TERM/AMORTIZATION:                      60/0 months
INTEREST ONLY PERIOD:                   60 months
MATURITY DATE:                          March 1, 2012
EXPECTED MATURITY BALANCE:              $200,000,000
BORROWING ENTITY:                       WSRH Washington, L.L.C.
INTEREST CALCULATION:                   Actual/360
CALL PROTECTION:                        Lockout: 24 payments
                                        GRTR 1% PPMT or Yield
                                        Maintenance: 33 payments
                                        Open: 3 payments
UP-FRONT RESERVES:
  TAX/INSURANCE RESERVE:                Yes
  IMMEDIATE REPAIR RESERVE:             $1,481,250
ONGOING MONTHLY RESERVES:
  TAX/INSURANCE RESERVE:                Yes
  FF&E RESERVE:                         4% of Gross Revenue
LOCKBOX:                                Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:                   $200,000,000
CUT-OFF DATE LTV(1):                    70.2%
MATURITY DATE LTV:                      70.2%
UNDERWRITTEN DSCR(2):                   1.48x
MORTGAGE RATE:                          5.665%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                          Hotel
PROPERTY SUB-TYPE:                      Full Service
LOCATION:                               Washington, D.C.
YEAR BUILT/RENOVATED:                   1925/2007
NO. OF KEYS:                            657
CUT-OFF BALANCE PER KEYS:               $304,414
OCCUPANCY AS OF 05/18/2007:             74.3%
OWNERSHIP INTEREST:                     Fee
PROPERTY MANAGEMENT:                    Renaissance Hotel Operating
                                        Company
UNDERWRITTEN NET CASH FLOW(2):          $16,980,653
APPRAISED VALUE(1):                     $285,000,000
--------------------------------------------------------------------------------

(1)   Calculated on an "As-Stabilized" value (based on ADR and occupancy figures which the Renaissance Mayflower Hotel Mortgaged Property is projected to achieve by January 1, 2008) of $285,000,000 for the Renaissance Mayflower
      Hotel Mortgaged Property. Based on the "As-Is" value of $272,000,000, the
      Cut-off Date LTV is 73.5%.

(2)   The Underwritten DSCR and Underwritten Net Cash Flow are based on ADR and occupancy figures which the Renaissance Mayflower Hotel Mortgaged Property is projected to achieve by January 1, 2008. The "As-Is" DSCR based on the
      November 30, 2006 trailing twelve months cash flow of $10,967,355 is
      0.95x.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       26

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                           RENAISSANCE MAYFLOWER HOTEL

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                          FINANCIAL INFORMATION
---------------------------------------------------------------------------------------------------------
                                                                          TRAILING 12
                                          FULL YEAR       FULL YEAR         MONTHS
                                       (12/31/2004)(1)   (12/31/2005)   (11/30/2006)(1)   UNDERWRITTEN(2)
                                       ---------------   ------------   ---------------   ---------------

Effective Gross Income .............   $    51,328,273   $ 62,372,943   $    59,864,882   $    72,784,417
Total Expenses .....................   $    39,186,375   $ 44,658,103   $    44,668,560   $    52,892,388
Net Operating Income (NOI) .........   $    12,141,898   $ 17,714,840   $    15,196,322   $    19,892,029
Cash Flow (CF) .....................   $    10,548,320   $ 14,656,415   $    10,967,355   $    16,980,653
DSCR on NOI ........................             1.06x          1.54x             1.32x             1.73x
DSCR on CF .........................             0.92x          1.28x             0.95x             1.48x
---------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                  OPERATIONAL STATISTICS
-------------------------------------------------------------------------------------------
                                                               TRAILING
                                                              12 MONTHS
                                         2004       2005     (11/30/2006)   UNDERWRITTEN(2)
                                       --------   --------   ------------   ---------------

Average Daily Rate (ADR) ...........   $ 190.48   $ 216.74   $ 221.83             $ 259.44
Occupancy ..........................       67.4%      76.4%      72.5%                75.0%
RevPAR .............................   $ 128.47   $ 165.60   $ 160.86             $ 194.55
RevPAR Penetration Rate(3) .........       93.3%     104.0%     101.0%                 NAP
-------------------------------------------------------------------------------------------

(1)   The Renaissance Mayflower Hotel Mortgaged Property, as further described in "The Property" section herein, underwent extensive renovations in 2004 and 2006, which contributed to a decrease in the Renaissance Mayflower
      Hotel Mortgaged Property's financial performance.

(2)   Based on ADR and occupancy figures which the Renaissance Mayflower Hotel
      Mortgaged Property is expected to achieve by January 1, 2008. Based on a
      Smith Travel Research Report dated May 2007 the Renaissance Mayflower
      Hotel Mortgaged Property achieved an ADR of $244, $255 and $269 with occupancy at 80.7%, 83.7% and 79.5% for March, April and May of 2007,
      respectively.

(3)   RevPAR Penetration Rate based on a Smith Travel Research Report referred to in the appraisal prepared by Hospitality Valuation Services dated as of
      January 12, 2007.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting
EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities
LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important
Notice Regarding the Offered Certificates" in this free writing prospectus.

                                       27

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                           RENAISSANCE MAYFLOWER HOTEL

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE LOAN:

o     The Renaissance Mayflower Hotel Loan is a $200 million, five-year fixed rate mortgage loan secured by a first mortgage on a AAA [four diamonds omitted] rated full-service Renaissance-branded Marriott hotel located in the heart of Washington, D.C. approximately four blocks from the White
      House (the "Renaissance Mayflower Hotel Mortgaged Property"). The
      Renaissance Mayflower Hotel Loan is interest-only for the term of the
      Renaissance Mayflower Hotel Loan, matures on March 1, 2012 and accrues interest at an annual rate of 5.665%.

o     The Sponsor (as defined below) used the Renaissance Mayflower Hotel Loan to acquire the Renaissance Mayflower Hotel Mortgaged Property for
      approximately $262,500,000 (inclusive of closing costs) on February 6,
      2007, resulting in cash equity of approximately $62.5 million (76% LTC)
      remaining in the Renaissance Mayflower Hotel Mortgaged Property.

THE BORROWER:

o     The Renaissance Mayflower Hotel Borrower, WSRH Washington, L.L.C., a
      Delaware limited liability company, is a single-purpose, bankruptcy-remote entity with two independent directors for which the Renaissance Mayflower
      Hotel Borrower's legal counsel has delivered a non-consolidation opinion.

o     Sponsorship for the Renaissance Mayflower Hotel Loan is provided by
      Rockwood Capital (the "Sponsor"), a private real estate investment company that manages more than $2.7 billion of equity on behalf of more than 40 public and private institutional investors and high net worth individuals.
      The Sponsor invests and adds value to all types of real estate, including urban and suburban hotel, office, research and development, biotech, data center, neighborhood and regional retail, urban and suburban apartment, condominium, resort and single family properties. Rockwood Capital currently manages a number of funds. The Renaissance Mayflower Hotel
      Mortgaged Property is held by a subsidiary of Rockwood Capital Real Estate
      Partners Fund VII, LP which was formed in March 2006 and has approximately
      $1.1 billion in capital commitments.

THE PROPERTY:

o     The Renaissance Mayflower Hotel Mortgaged Property consists of a fee simple interest in a 657-key full-service Renaissance-branded Marriott luxury hotel in Washington, D.C. The Renaissance Mayflower Hotel Mortgage
      Property was originally constructed in 1925 and most recently renovated in
      2007. The Renaissance Mayflower Hotel Mortgaged Property is a 10-story building situated on a parcel of approximately 0.64 acres.

o     The Renaissance Mayflower Hotel Mortgaged Property contains 657 well-appointed guestrooms and suites. The guestroom inventory includes the following mix of rooms: 285 king, 221 double/double, 68 queen, 74 one-bedroom suites, three hospitality suites and six luxury suites. The
      Renaissance Mayflower Hotel Mortgaged Property features multiple recently renovated food and beverage outlets, including the Cafe Promenade, Town &
      Country Bar and Lounge, and Lobby Court Bar. In addition, the Renaissance
      Mayflower Hotel Mortgaged Property features approximately 38,820 square feet of meeting space, a recently renovated exercise facility, a florist and an airline reservation desk. Retail outlets at the Renaissance
      Mayflower Hotel Mortgaged Property include a Thomas Pink retail store and a gift shop operated by W.H. Smith.

o     Since 2004, the Renaissance Mayflower Hotel Mortgaged Property has
      benefited from a capital infusion of approximately $21.6 million ($32,877 per key). In 2004, Walton Street Capital, LLC, the previous owner, expended approximately $10 million on capital improvements ($15,221 per key), which included the replacement of soft goods and most case goods. In addition to the 2004 capital infusion, the previous owner recently completed an additional renovation program totaling approximately $11.6 million ($17,718 per key), which included upgrades to the lobby and front desk, ballrooms, and the breakout rooms. The food and beverage outlets were also reengineered, including Cafe Promenade, the main eatery, and the
      Lobby Court Bar which was converted into an upscale wine bar. In addition, the fitness center was relocated from the basement level to the mezzanine level, and offers a state-of-the-art workout facility and two treatment rooms. Other items that were refurbished include the roof, modernization of elevators, a new telephone switch system and the installation of a new fire alarm system.

o     Room furnishings include a fully-wired work station with a desk and chair, lounge chair, dresser, night tables and lamps. Room amenities include remote control cable television, telephone and high-speed Internet service. Property amenities include a business center, fitness center, meeting and banquet rooms containing 38,820 square feet, a full service restaurants, wine lounges, coffee shop, sundry shop, laundry valet, laundry facilities and 24-hour room service.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       28

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                           RENAISSANCE MAYFLOWER HOTEL

--------------------------------------------------------------------------------

o     The Renaissance Mayflower Hotel's Mortgaged Property's sub-market, the
      Northwest Quadrant, is generally considered to be the commercial district of Washington, D.C. The neighborhood includes government buildings, office space, banks, retail shops, restaurants and residential town homes. The
      Renaissance Mayflower Hotel Mortgaged Property is located within walking distance of the White House, George Washington University, Historic
      Georgetown and the Washington Convention Center as well as a number of other major attractions and demand generators including Embassy Row, the
      Warner Theatre, the National Mall, and the Washington Monument.

o     The Renaissance Mayflower Hotel Borrower is generally required, at its sole cost and expense, to keep the Renaissance Mayflower Hotel Mortgaged
      Property insured against loss or damage by casualty, terrorism and other risks generally addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o     The Renaissance Mayflower Hotel Mortgaged Property is subject to a management agreement with Renaissance Hotel Operating Company (an affiliate of Marriott International Hotels). The initial term of the management agreement expires in 2025, with three automatic successive
      10-year extension options.

o     Headquartered in Bethesda, Maryland, Marriott International Hotels is the
      world's largest hotel chain based on revenue. Marriott operates under such brands as Renaissance Hotels & Resorts, Marriott Hotels & Resorts, JW
      Marriott Hotels & Resorts, The Ritz-Carlton, SpringHill Suites, Fairfield
      Inn, Courtyard, TownePlace Suites, and Residence Inn among others.
      According to Barron's Online, Marriott manages a total of 2,632 hotels worldwide. Marriott's stock is traded on the New York Stock Exchange under the ticker symbol "MAR." As of June 26, 2007, Marriott's stock closed at
      $43.92 per share, which indicates a market capitalization of approximately
      $16.97 billion.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o     None.

FUTURE PARI PASSU, MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o     Not allowed.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       29

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                           RENAISSANCE MAYFLOWER HOTEL

--------------------------------------------------------------------------------

                      [MAP OF RENAISSANCE MAYFLOWER HOTEL]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       30

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                                 ONE PARK AVENUE

--------------------------------------------------------------------------------

                          [4 PHOTOS OF ONE PARK AVENUE]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       31

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------
                                 ONE PARK AVENUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                            Bank of America
LOAN PURPOSE:                           Acquisition
ORIGINAL NOTE A-2 PRINCIPAL             $187,500,000
     BALANCE(1):
FIRST PAYMENT DATE:                     April 1, 2007
TERM/AMORTIZATION:                      60/0 months
INTEREST ONLY PERIOD:                   60 months
MATURITY DATE:                          March 1, 2012
EXPECTED NOTE A-2 MATURITY              $187,500,000
     BALANCE(1):
BORROWING ENTITY:                       One Park Avenue Partners
                                        LLC
INTEREST CALCULATION:                   Actual/360
CALL PROTECTION:                        Lockout/Defeasance: 56
                                        payments
                                        Open: 4 payments
UP-FRONT RESERVES:
  TAX/INSURANCE RESERVE:                Yes
  TI/LC RESERVE:                        $2,819,950
ONGOING MONTHLY RESERVES:
  TAX/INSURANCE RESERVE:                Yes
PARI PASSU DEBT:                        Note A-1 - $187,500,000
MEZZANINE DEBT(2):                      Note M1 - $75,400,000
                                        Note M2 - $32,600,000
LOCKBOX:                                Hard
--------------------------------------------------------------------------------

(1)   The $375,000,000 One Park Avenue Pari Passu Whole Loan has been split into two pari passu notes: the $187,500,000 Note A-1 (not included in the Trust
      Fund) and the $187,500,000 Note A-2 (included in the Trust Fund).

(2)   This loan is structured with a $32,600,000 junior mezzanine loan, which was not funded at closing and is to be funded over the first 12 months of the loan term for interest reserves ($18 million), replacement reserves
      ($10 million) and tenant improvements and leasing commissions ($4.6 million). Any portion of the $32,600,000 junior mezzanine not funded within the first 12 months will be funded into escrows.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
WHOLE LOAN CUT-OFF DATE BALANCE:        $375,000,000
NOTE A-1 CUT-OFF DATE BALANCE:          $187,500,000
NOTE A-2 CUT-OFF DATE BALANCE:          $187,500,000
CUT-OFF DATE LTV(1):                    65.9%
MATURITY DATE LTV(1):                   65.9%
UNDERWRITTEN DSCR(1):                   1.16x
MORTGAGE RATE(2):                       6.281%
--------------------------------------------------------------------------------

(1)   Calculated based on the aggregate Cut-off Date principal balance of the
      Note A-1 (not included in the Trust Fund) and the Note A-2 (included in the Trust Fund).

(2)   Mortgage rate rounded to three decimal places.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                          Office
PROPERTY SUB-TYPE:                      Central Business District
LOCATION:                               New York, New York
YEAR BUILT/RENOVATED:                   1925/2000
NET RENTABLE SQUARE FEET:               924,501
CUT-OFF BALANCE PER SF(1):              $406
OCCUPANCY AS OF 03/01/2007:             98.0%
OWNERSHIP INTEREST:                     Fee
PROPERTY MANAGEMENT:                    Murray Hill Properties LLC
UNDERWRITTEN NET CASH FLOW(2):          $27,591,586
APPRAISED VALUE:                        $569,300,000
--------------------------------------------------------------------------------

(1)   Calculated based on the aggregate Cut-off Date principal balance of the
      Note A-1 (not included in the Trust Fund) and the Note A-2 (included in the Trust Fund).

(2)   The Underwritten Net Cash Flow is based on a cash flow whereby the One
      Park Avenue Mortgaged Property achieves projected occupancy and rental rates. The "as-is" DSCR is 0.87x based on an underwritten as-is net cash flow of $20,662,816.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       32

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                                ONE PARK AVENUE

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                      FINANCIAL INFORMATION(1)
-----------------------------------------------------------------------------------------------------
                                         FULL YEAR      FULL YEAR       ANNUALIZED
                                        (12/31/2004)   (12/31/2005)   (09/30/2006)(2)   UNDERWRITTEN
                                        ------------   ------------   ---------------   -------------

Effective Gross Income ..............   $ 35,190,714   $ 36,824,135   $    43,280,801   $  47,313,588
Total Expenses ......................   $ 15,243,121   $ 16,627,751   $    17,539,229   $  17,697,948
Net Operating Income (NOI) ..........   $ 19,947,593   $ 20,196,384   $    25,741,572   $  29,615,641
Cash Flow (CF) ......................   $ 19,947,593   $ 20,196,384   $    25,741,572   $  27,591,586(3)
DSCR on NOI .........................          0.84x          0.85x             1.08x           1.24x
DSCR on CF ..........................          0.84x          0.85x             1.08x           1.16x
-----------------------------------------------------------------------------------------------------

(1)   Calculated based on the aggregate Cut-off Date principal balance of the
      Note A-1 (not included in the Trust Fund) and the Note A-2 (included in the Trust Fund).

(2)   The Effective Gross Income for the Annualized September 30, 2006
      financials includes a one time Lease Buyout Fee totaling $2,983,940.

(3)   The Underwritten Net Cash Flow is based on a cash flow whereby the One
      Park Avenue Mortgaged Property achieves projected occupancy and rental rates. The "as-is" DSCR is 0.87x based on an underwritten as-is net cash flow of $20,662,816.

------------------------------------------------------------------------------------------------------------------------------------
                                                       TENANT INFORMATION(1)
------------------------------------------------------------------------------------------------------------------------------------
                                            RATINGS          TOTAL       % OF                 POTENTIAL     % POTENTIAL      LEASE
TOP TENANTS                            FITCH/MOODY'S/S&P   TENANT SF   TOTAL SF   RENT PSF       RENT          RENT       EXPIRATION
------------------------------------   -----------------   ---------   --------   --------   ------------   -----------   ----------

NYU Hospitals Center(2) ............       Not Rated        163,741     17.7%     $  36.52   $  5,979,259      17.7%      09/30/2013
Segal ..............................       Not Rated        157,947      17.1     $  36.21      5,720,000      16.9       12/31/2009
Coty ...............................       Not Rated        100,629      10.9     $  38.93      3,917,021      11.6       06/30/2015
America Media Operations(3) ........      NR/NR/CCC+         78,058       8.4     $  35.54      2,774,095       8.2       05/31/2011
Public Service Mutual ..............      NR/NR/BBB-         75,180       8.1     $  36.59      2,750,502       8.1       12/31/2012
                                                           ---------   --------              ------------   -----------
TOTAL ..............................                        575,555     62.3%                $ 21,140,877      62.5%
------------------------------------------------------------------------------------------------------------------------------------

(1)   Information obtained from underwritten rent roll except for Ratings
      (Fitch/Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease.
      Calculations with respect to Rent PSF, Potential Rent and % of Potential
      Rent include base rent only and exclude common area maintenance and reimbursements.

(2)   NYU and NYU Hospitals Center combined have five spaces. 60,600 square feet expires on September 30, 2013, 23,141 square feet of NYU space expires on January 31, 2015 and 80,000 square feet expires on February
      28, 2015.

(3)   Advanstar Comm Inc subleases 33,000 square feet to America Media
      Operations with an expiration date of April 30, 2010, after which the lease will be direct to America Media Operations at $39 per square foot.

----------------------------------------------------------------------------------------------------------------
                                           LEASE ROLLOVER SCHEDULE(1)
----------------------------------------------------------------------------------------------------------------
                               NO. OF LEASES    EXPIRING      % OF     CUMULATIVE    CUMULATIVE      BASE RENT
YEAR OF EXPIRATION               EXPIRING          SF       TOTAL SF    TOTAL SF    % OF TOTAL SF     EXPIRING
----------------------------   -------------   ----------   --------   ----------   -------------   ------------

2007 .......................         6             16,725      1.8%        16,725        1.8%       $    764,669
2008 .......................         2             10,545      1.1         27,270        2.9%       $    221,367
2009 .......................         7            160,920     17.4        188,190       20.4%       $  5,781,244
2010 .......................         5            110,715     12.0        298,905       32.3%       $  4,534,432
2011 .......................         3             45,058      4.9        343,963       37.2%       $  1,537,255
2012 .......................         9            132,097     14.3        476,060       51.5%       $  4,718,724
2013 .......................         1             60,600      6.6        536,660       58.0%       $  2,262,804
2014 .......................         3             15,889      1.7        552,549       59.8%       $    688,398
2015 .......................         6            203,770     22.0        756,319       81.8%       $  7,633,476
2020 .......................         1             53,494      5.8        809,813       87.6%       $  1,765,302
2022 .......................         6             90,956      9.8        900,769       97.4%       $  3,385,594
2036 .......................         1              1,000      0.1        901,769       97.5%       $         --
Vacant .....................        --             18,785      2.0        920,554       99.6%       $         --
Management/Storage .........        --              3,947      0.4        924,501      100.0%       $         --
                                    --         ----------   --------
TOTAL ......................        50            924,501    100.0%
----------------------------------------------------------------------------------------------------------------

(1)   Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting
EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities
LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important
Notice Regarding the Offered Certificates" in this free writing prospectus.

                                       33

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                                 ONE PARK AVENUE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------

The five largest tenants, representing 62.3% of the total net rentable square feet and 62.5% of total income, are:

o     NYU HOSPITALS CENTER AND NYU (not rated) occupy 163,741 square feet (17.7%
      of square feet, 17.7% of income). NYU Hospitals Center occupies 140,600 square feet under two 16-year leases expiring September 30, 2013 and
      February 28, 2015 with two 5-year renewal options at 3% annual increases with 15 months written notice and one 10-year lease expiring September 30,
      2013. The leases provide for rental rates of $34.17 to $37.34 per square foot, depending on the location, with annual increases of 3%. NYU separately leases 23,141 square feet on the 10th floor under two 10-year leases expiring January 31, 2015. NYU Hospitals Center consistently ranks among the nation's top hospitals in U.S. News & World Report's annual survey of health care providers. The NYU Hospital Center and NYU have administrative offices located at the Mortgaged Property.

o     SEGAL (not rated) occupies 157,947 square feet (17.1% of square feet,
      16.9% of income) under a lease with several expansion amendments expiring
      December 31, 2009 with one 5-year renewal option at the greater of the fixed rent payable during the preceding 12 months or fair market rental value with 18 months written notice. The lease provides for rate increases of $4.00 per square foot at the end of the first five year period, $4.20 per square foot at the end of the second five year period and $3.50 per square foot at the end of the third five year period. The lease also provides for rental increases of $4.00 per square foot every five years for the expansion space of 50,000 square feet. The Segal Group covers more than 8 million employees worldwide under its benefits programs. The Segal
      Company is an employee-owned actuarial, benefits, compensation and consulting services firm that does business primarily through its subsidiary, The Segal Company and focuses on employees in the corporate, government, and non-profit sectors offering its services to clients throughout North America, as well as in the Bahamas, Europe, Puerto Rico and the Virgin Islands. Established in 1939, the Segal Group operates through offices across the United States and Canada. The Segal Company is a founding member of the Multinational Group of Actuaries and Consultants
      and is headquartered at One Park Avenue.

o     COTY (not rated) occupies 100,629 square feet (10.9% of square feet, 11.6%
      of income) under one 16-year lease and one 12-year lease expiring June 30,
      2015 with one 5-year renewal option at rates determined by the landlord and written notice given to the tenant within 18 months of the expiration.
      Coty must provide written notice of his acceptance or dispute within 12 months of expiration. The lease provides for a rental rate of $35.00 per square foot with increases to $36.00 per square foot on the second anniversary, $38.00 per square foot on the fifth anniversary, $39.00 per square foot on the seventh anniversary and $40.00 per square foot on the tenth anniversary. The tenant has first right of offer on any available space on the 3rd or 6th floors within one year of the expiration date and within one year of the extension period expiration date. Coty is a leading maker of mass-market fragrances for men and women. Coty products include moderately priced fragrances and colognes sold by mass retailers and prestige brands found in department stores. Coty's brands include Jennifer
      Lopez, JOOP!, Jovan, Rimmel, Stetson and Vivienne Westwood. Coty also offers Calgon bath products, as well as aromatherapy, foot care, and sun care items. German consumer goods giant, Joh. A. Benckiser GmbH, acquired
      Coty in 1996 to operate its fragrance and cosmetics businesses.

o     AMERICA MEDIA OPERATIONS, INC. (not rated by Fitch or Moody's and rated
      CCC+" by S&P) occupies 78,058 square feet (8.4% of square feet, 8.2% of income) under three 6-year leases and one 11-year lease expiring April 30,
      2010 and May 31, 2011 respectively, with no renewal option. The lease provides for rental rates of $35.00 per square foot on 43,467 square feet with a rate increase to $39.00 per square foot on the third anniversary and a rental rate of $37.48 per square foot on 33,000 square feet with a rate increase to $39.14 per square foot on May 1, 2010. American Media
      Operations, the nation's top publisher of tabloid newspapers and magazines, has revamped its leading gossip publications, National Enquirer and Star, to focus on celebrity coverage. Its 16 magazine titles also include Globe, Sun, National Examiner and Weekly World News. In addition,
      American Media Operations publishes a number of fitness magazines, Shape and Men's Fitness, through its Weider Publications subsidiary. American
      Media Operations also operates Distribution Services, which places the periodicals in supermarkets throughout the United States and Canada.
      American Media Operations, Inc. reported over $500 million in revenues last year and is headquartered in Boca Raton, Florida.

o     PUBLIC SERVICE MUTUAL (not rated by Fitch or Moody's and rated "BBB--" by
      S&P) now under the Magna Carta Companies umbrella, occupies 75,180 square feet (8.1% of square feet, 8.1% of income) under two ten-year leases and one 11-year lease expiring December 31, 2012. The Public Service Mutual
      Insurance Company was founded in New York City in 1925 as a mutual insurance carrier for the taxicab industry. On the Public Service Mutual
      Insurance Company's 75th anniversary in 2000, the Public Service Mutual
      Casualty Insurance Corporation ("PSM Insurance Companies") adopted the trade name of Magna Carta Companies. The Magna Carta Companies umbrella now consists of Public Service Mutual Insurance Company, Paramount
      Insurance Company and Western Select Insurance Company. The Magna Carta
      Companies specializes in insurance underwriting in various business lines, including commercial real estate, restaurants and workers compensation.
      Headquartered at One Park Avenue, the Magna Carta Companies has offices nationwide including Boston, Chicago, Dallas and Los Angeles.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       34

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                                 ONE PARK AVENUE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE LOAN:

o     The One Park Avenue Pari Passu Whole Loan is a $375.0 million, five-year fixed rate loan secured by first mortgage on one twenty-story office/retail building containing 924,501 square feet located in New York,
      New York. The One Park Avenue Pari Passu Whole Loan is part of a split loan structure evidenced by two pari passu notes referred to as the One
      Park Avenue Pari Passu Note A-1 (which is not included in the Trust Fund)
      and the One Park Avenue Pari Passu Note A-2 (which is included in the
      Trust Fund and represents the One Park Avenue Mortgage Loan). The One Park
      Avenue Pari Passu Note A-2 Mortgage Loan is interest-only for the entire loan term, matures on March 1, 2012 and accrues interest at an annual rate, rounded to three decimal places, of 6.281%.

THE BORROWER:

o     The One Park Avenue Borrower, One Park Avenue Partners LLC, a Delaware
      limited liability company, is a special-purpose, bankruptcy remote, single-member entity with at least two independent directors for which a non-consolidation opinion has been issued by the Borrower's legal counsel.
      Equity ownership in the One Park Avenue Borrower is held indirectly by
      Blackacre Institutional Capital Management, LLC (80%) and Murray Hill
      Properties, LLC (20%). Both will act as the sponsors. Norman Sturner is the borrower principal.

o     Blackacre Institutional Capital Management, LLC is the real estate investment affiliate of Cerberus Capital Management, L.P. which is one of the largest private equity/hedge funds in the country. Blackacre
      Institutional Capital Management, LLC and Cerberus Capital Management,
      L.P. were founded in 1992 and the combined holdings amounted to over $16 billion in 2005 and generated over $45 billion in annual revenue.
      Blackacre Institutional Capital Management, LLC currently owns a number of entities including LNR Property Corporation and the Kyo-ya Portfolio.
      Cerberus Capital Management, L.P. is a leading private investment firm that specializes in providing both financial resources and operational expertise to help transform undervalued companies into industry leaders for long-term success and value creation. Cerberus Capital Management,
      L.P. is headquartered in New York City with affiliate and/or advisory offices in Atlanta, Chicago, Los Angeles, London, Baarn, Frankfurt, Tokyo,
      Osaka and Taipei. Cerberus Capital Management, L.P. holds controlling or significant minority interests in companies around the world that generate over $60 billion in annual revenues.

o     Norman Sturner co-founded Murray Hill Properties, LLC in 1972. Murray Hill
      Properties, LLC invests in, develops, leases and manages commercial and residential real estate in the New York Tri-state area. Within the past 24 months, Murray Hill Properties, LLC has acquired seven Manhattan office buildings in excess of $450 million. It manages several million square feet for itself and for third-party owners. The Murray Hill Properties,
      LLC property and management portfolio includes office, retail, medical, multifamily and industrial real estate.

THE PROPERTY:

o     The One Park Avenue Mortgaged Property consists of a fee simple interest in a twenty-story office/retail building containing a total of 924,501 net rentable square feet covering the entire block on Park Avenue between 32nd
      Street and 33rd Street. The One Park Avenue Mortgaged Property contains
      770,304 square feet of office space with 11 office tenants and 154,197 square feet of retail/storage space with 10 retail tenants. There are six parking spaces located in the rear service area. The building has two basement levels, a mezzanine level, a roof setback on the 16th floor, seven service entries, six low-rise, six high-rise elevators (two exclusively for Equinox), one freight and four service elevators and a loading dock. The One Park Avenue Mortgaged Property is 98.0% occupied by
      20 tenants. Five tenants, Segal, NYU Hospitals Center, Coty, American
      Media Operations Inc. and Public Service Mutual Insurance Company,
      represent 62.3% of the net rentable square feet.

o     The One Park Avenue Mortgaged Property is located in the Murray Hill section of Manhattan, which is bounded by the Garment Center to the west, by Gramercy Park to the south, Kips Bay to the east and Grand Central to the north. Murray Hill is a mixed use area situated along the edge of the
      Midtown business district. Among the brownstones and low-rise pre-war apartment buildings are more modern mid and high-rise structures, which are both residential and commercial in use.

o     Within Murray Hill, Madison Avenue and Park Avenue South are generally commercial in nature, with residential condominium conversions located among Class "A" and "B" office buildings on these avenues. Access to public transportation in this area is excellent. The One Park Avenue
      Mortgaged Property is located directly in front of the IRT local subway line #6 at East 33rd Street and Park Avenue. Major transfer stations are located at East 14th Street and Union Square and at Grand Central Station
      and East 42nd Street. Buses operate in a north/south direction along the avenues and in the east/west directions on East 23rd and East 34th
      Streets. The largest employers in the area are New York Presbyterian
      Healthcare System (29,921), Citigroup, Inc. (27,144), JPMorgan Chase & Co.
      (20,257), Verizon Communications, Inc. (18,500) and Continuum Health
      Partners, Inc. (16,108).

o     The One Park Avenue Borrower is generally required at its sole cost and expense to keep the One Park Avenue Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       35

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                                 ONE PARK AVENUE

--------------------------------------------------------------------------------

o     The One Park Avenue Borrower is required, in accordance with the related loan documents, to obtain insurance against perils and acts of terrorism, provided that if the Terrorism Risk Insurance Act of 2002, as amended, is no longer in effect, the One Park Avenue Borrower is only required to purchase as much terrorism insurance as may be obtained for a premium equal to two times the annual terrorism insurance premiums as of the closing date of the One Park Avenue Whole Loan (as adjusted to reflect increases in the consumer price index).

PROPERTY MANAGEMENT:

o     The One Park Avenue Mortgaged Property is managed by Murray Hill
      Properties LLC, a sponsor related entity which currently manages over 4.2 million square feet in more than 20 buildings throughout Manhattan.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o     There is a mezzanine loan of $108,000,000, which is split into two components, a $75,400,000 loan funded at closing and $32,600,000 to be funded for interest reserves, replacement reserves and tenant improvements and leasing commission reserves during the first 12 months of the loan term. Any portion of the $32,600,000 junior mezzanine not funded within the first 12 months will be funded into escrows.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o     There will be a $32,600,000 mezzanine loan to be funded for reserves during the first 12 months of the loan term as $18 million for interest reserve, $10 million for replacement reserves and $4.6 million for tenant improvements and leasing commissions. Any portion of the $32,600,000 junior mezzanine not funded within the first 12 months will be funded into escrows.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       36

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                                 ONE PARK AVENUE

--------------------------------------------------------------------------------

                            [MAP OF ONE PARK AVENUE]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       37

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                         PACIFIC SHORES BUILDING 9 & 10

--------------------------------------------------------------------------------

                  [4 PHOTOS OF PACIFIC SHORES BUILDING 9 & 10]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       38

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                         PACIFIC SHORES BUILDING 9 & 10

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                            Bank of America
LOAN PURPOSE:                           Acquisition
ORIGINAL PRINCIPAL BALANCE:             $183,750,000
FIRST PAYMENT DATE:                     June 1, 2007
TERM/AMORTIZATION:                      120/0 months
INTEREST ONLY PERIOD:                   120 months
MATURITY DATE:                          May 1, 2017
EXPECTED MATURITY BALANCE:              $183,750,000
BORROWING ENTITY:                       SRI Eight Pacific Shores LLC
INTEREST CALCULATION:                   Actual/360
CALL PROTECTION:                        Lockout/Defeasance:
                                        113 payments
                                        Open: 7 payments
LETTER OF CREDIT(1):                    $19,545,000
LOCKBOX:                                Hard
--------------------------------------------------------------------------------

(1)   The letters of credit posted by Openwave Systems, Inc. ($16,545,000) and
      PDL Biopharma, Inc. ($3,000,000) represents security deposits and can be used to cover rent shortfall and releasing costs in the event that either tenant defaults on its lease.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:                   $183,750,000
CUT-OFF DATE LTV:                       73.1%
MATURITY DATE LTV:                      73.1%
UNDERWRITTEN DSCR:                      1.39 x
MORTGAGE RATE(1):                       5.621%
--------------------------------------------------------------------------------

(1)   Mortgage rate rounded to three decimal places.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                          Office
PROPERTY SUB-TYPE:                      Suburban
LOCATION:                               Redwood City, California
YEAR BUILT/RENOVATED:                   2001/NAP
NET RENTABLE SQUARE FEET:               447,747
CUT-OFF BALANCE PER SF:                 $410
OCCUPANCY AS OF 12/01/2006:             100.0%
OWNERSHIP INTEREST:                     Fee
PROPERTY MANAGEMENT:                    Shorenstein Realty
                                        Services, L.P.
UNDERWRITTEN NET CASH FLOW:             $14,516,845
APPRAISED VALUE:                        $251,500,000
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       39

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                         PACIFIC SHORES BUILDING 9 & 10

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                                                                    UNDERWRITTEN
                                                                    ------------
Effective Gross Income ..........................................   $ 20,337,697
Total Expenses ..................................................   $  5,009,445
Net Operating Income (NOI) ......................................   $ 15,328,252
Cash Flow (CF) ..................................................   $ 14,516,845
DSCR on NOI .....................................................          1.46x
DSCR on CF ......................................................          1.39x
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                    TENANT INFORMATION(1)
------------------------------------------------------------------------------------------------------------------------------
                                     RATINGS          TOTAL       % OF                  POTENTIAL    % POTENTIAL      LEASE
TOP TENANTS                     FITCH/MOODY'S/S&P   TENANT SF   TOTAL SF   RENT PSF       RENT          RENT       EXPIRATION
-----------------------------   -----------------   ---------   --------   --------   ------------   -----------   -----------

Openwave Systems, Inc.(2)....       Not Rated        283,015      63.2%    $  46.32   $ 13,109,255      80.1%      04/29/2013
PDL BioPharma ...............       Not Rated        164,732      36.8     $  19.80      3,261,694      19.9       12/31/2021
                                                    ---------   --------              ------------   -----------
TOTAL .......................                        447,747     100.0%               $ 16,370,948     100.0%
------------------------------------------------------------------------------------------------------------------------------

(1)   Information obtained from underwritten rent roll except for Ratings
      (Fitch/Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease.
      Calculations with respect to Rent PSF, Potential Rent and % of Potential
      Rent include base rent only and exclude common area maintenance and reimbursements.

(2)   Openwave Systems, Inc. currently subleases 283,015 square feet to PDL
      BioPharma. PDL BioPharma has executed a direct lease on the sublease space at $24.34 per square foot that will commence April 30, 2013 and expire
      December 31, 2021.

----------------------------------------------------------------------------------------------
                                    LEASE ROLLOVER SCHEDULE(1)
----------------------------------------------------------------------------------------------
                      NO. OF
                      LEASES    EXPIRING     % OF     CUMULATIVE    CUMULATIVE      BASE RENT
YEAR OF EXPIRATION   EXPIRING       SF     TOTAL SF    TOTAL SF    % OF TOTAL SF    EXPIRING
------------------   --------   --------   --------   ----------   -------------   -----------

2013 .............      1       283,015       63.2%    283,015         63.2%       $13,109,255
2021 .............      1       164,732       36.8     447,747        100.0%       $ 3,261,694
                     --------   --------   --------
TOTAL ............      2       447,747      100.0%
----------------------------------------------------------------------------------------------

(1)   Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting
EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities
LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important
Notice Regarding the Offered Certificates" in this free writing prospectus.

                                       40

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                         PACIFIC SHORES BUILDING 9 & 10

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------

The two tenants representing 100.0% of the total net rentable square feet are:

o     OPENWAVE SYSTEMS, INC. (NASDAQ: "OPWV") (not rated), leases 283,015 square feet (63.2% of square feet, 80.1% of income) under a 12-year lease expiring April 29, 2013 with two 5-year renewal options at fair market rates with 12 months written notice. The leases provide for minimum base rent of $9.48 per square foot for the first two years and $11.40 per square foot thereafter. Openwave Systems, Inc. provides software products and services for communications and media industries worldwide. Openwave
      Systems, Inc. offers server and subscriber analysis software, multi-media services, and messaging enhancements. Openwave Systems, Inc.'s content products primarily include Videotones, Pictones, Musitones and Ring Back
      Tones, as well as music on demand service and a personal interactive radio streamed to the mobile handset. Openwave Systems, Inc. was incorporated in
      1994 and is headquartered at the Pacific Shores Building 9 & 10 Mortgaged
      Property. According to the year end financial reports dated June 30, 2006,
      Openwave Systems, Inc. reported $412.0 million gross revenue, net income of $5.2 million and stockholder equity of $538.4 million.

      Per the sublease which commenced January 1, 2007, PDL BioPharma subleases
      100.0% of Openwave's space. PDL BioPharma has executed a direct lease which will commence upon expiration of the sublease and extend through
      December 2021.

o     PDL BIOPHARMA (NASDAQ: "PDLI") (not rated) occupies 164,732 square feet
      (36.8% of square feet, 19.9% of income) under a direct, 15-year lease expiring December 31, 2021 with two 5-year renewal options at 95% of fair market value with 12 months written notice. The lease provides for a minimum base rent of $19.80 per square foot with annual increases of 3.5%.
      PDL BioPharma, Inc., a biopharmaceutical company, engages in the discovery, development, and commercialization of therapies for severe or life-threatening illnesses. PDL BioPharma's products treat hypertension, manage heart attacks and aid in bone marrow transplants. PDL BioPharma also has investigational compounds in clinical development that are aimed at treating cancer, autoimmune disease and cardiovascular problems.
      Headquartered in Fremont, California, PDL BioPharma was founded in 1986 as
      Protein Design Labs, Inc. and changed its name to PDL BioPharma, Inc. in
      2006. According to the year end financial reports dated December 31, 2006,
      PDL BioPharma reported gross revenue of $414.7 million, $179.0 million liquidity and $467.5 million stockholder equity.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       41

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                         PACIFIC SHORES BUILDING 9 & 10

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE LOAN:

o     The Pacific Shores Building 9 & 10 Mortgage Loan is an $183.75 million ten year fixed rate loan secured by a first mortgage on two multi-story office buildings located in Redwood City, San Mateo County, California. The
      Pacific Shores Building 9 & 10 Mortgage Loan is interest only for the entire loan term, matures on May 1, 2017 and accrues interest at an annual rate, rounded to three decimals places, of 5.621%.

THE BORROWER:

o     The Pacific Shores Building 9 & 10 Borrower, SRI Eight Pacific Shores LLC,
      a Delaware limited liability company, is a single purpose, bankruptcy remote entity with a least two independent directors in which a non-consolidation opinion has been issued by the Borrower's legal counsel.
      Equity ownership in the Pacific Shores Building 9 & 10 Borrower, through several levels of ownership, is eventually held by Shorenstein Realty
      Investors Eight, L.P. 100.0%.

o     Shorenstein Realty Investors Eight, L.P., was founded in 1924 and serves as a real estate brokerage and management company focused primarily on office product. Subsidiary Shorenstein Realty Services provides leasing, commercial property management and construction services for institutional investors.

THE PROPERTY:

o     The Pacific Shores Building 9 & 10 Mortgaged Property consists of a fee simple interest in two Class "A" five-story office buildings containing a total of 447,747 net rentable square feet. The buildings are situated within a 106.3 acre office park campus known as Pacific Shores Center which contains ten Class "A" office buildings totaling 1,672,073 square feet.

o     Amenities at the Pacific Shores Center campus include a 38,000 square foot fitness center with a outdoor junior Olympic pool and a rock climbing wall, a 15,506 square foot public cafeteria, two soccer fields/baseball fields, amphitheatre, outdoor basketball court, and a three-mile bike and pedestrian path walkway.

o     The Pacific Shores Building 9 & 10 Mortgaged Property is located in
      Silicon Valley in the greater Redwood Shores area of San Mateo County, an area that lies just south of the San Francisco Bay. Generally, the boundaries of the immediate area are Redwood Creek to the north, Westpoint
      Slough to the east, Deepwater Slough to the west and US Highway 101 to the south. The Pacific Shores Buildings 9 & 10 Mortgaged Property is
      approximately ten miles south of the San Francisco International Airport.

o     The Pacific Shores Building 9 & 10 Borrower is generally required at its sole cost and expense to keep the Pacific Shores Building 9 & 10 Mortgaged
      Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

o     The Pacific Shores Building 9 &10 Borrower is required, in accordance with the related loan documents, to obtain insurance against perils and acts of terrorism, provided that if the Terrorism Risk Insurance Act of 2002, as amended, is no longer in effect, the Pacific Shores Building 9 &10
      Borrower is only required to purchase as much terrorism insurance as may be obtained for a premium equal to two times the terrorism insurance premium payable as of the closing date of the Pacific Shores Building 9 &
      10 Mortgage Loan (as increased over time by an annual consumer price index).

PROPERTY MANAGEMENT:

o     The Pacific Shores Building 9 & 10 Mortgaged Property is managed by
      Shorenstein Realty Services, L.P., which currently manages over 16 million square feet of office space throughout the United States.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o     None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o     Not allowed.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       42

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                         PACIFIC SHORES BUILDING 9 & 10

--------------------------------------------------------------------------------

                     [MAP OF PACIFIC SHORES BUILDING 9 & 10]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       43

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                                 HILTON ANATOLE

--------------------------------------------------------------------------------

                          [6 PHOTOS OF HILTON ANATOLE]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       44

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                                 HILTON ANATOLE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                            Bank of America
LOAN PURPOSE:                           Refinance
ORIGINAL NOTE A-1 PRINCIPAL             $175,000,000
     BALANCE(1):
FIRST PAYMENT DATE:                     July 1, 2007
TERM/AMORTIZATION:                      120/0 months
INTEREST ONLY PERIOD:                   120 months
MATURITY DATE:                          June 1, 2017
EXPECTED NOTE A-1 MATURITY              $175,000,000
     BALANCE(1):
BORROWING ENTITY:                       Anatole Partners III, L.L.C.
INTEREST CALCULATION:                   Actual/360
CALL PROTECTION:                        Lockout/Defeasance: 37
                                        payments
                                        GRTR 1% PPMT or Yield
                                        Maintenance or Defeasance:
                                        77 payments
                                        Open: 6 payments
LETTER OF CREDIT(2):                    $13,800,000
ENVIRONMENTAL ESCROW:                   $200,000
PARI PASSU DEBT:                        Note A-2 - $175,000,000
UNSECURED DEBT:                         $20,000,000
FUTURE MEZZANINE DEBT:                  Yes
LOCKBOX:                                Hard
--------------------------------------------------------------------------------

(1)   The $350,000,000 Hilton Anatole Pari Passu Whole Loan has been split into two pari passu notes: the $175,000,000 Note A-1 (included in the Trust
      Fund) and the $175,000,000 Note A-2 (not included in the Trust Fund).

(2)   The letter of credit represents the approximate remaining cost of outstanding work as required by the Hilton Property Improvement Plan.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
WHOLE LOAN CUT-OFF DATE                 $350,000,000
     BALANCE:
NOTE A-1 CUT-OFF DATE BALANCE:          $175,000,000
NOTE A-2 CUT-OFF DATE BALANCE:          $175,000,000
CUT-OFF DATE LTV(1)(2):                 70.0%
MATURITY DATE LTV(1):                   70.0%
UNDERWRITTEN DSCR(1):                   1.80x
MORTGAGE RATE(2):                       5.545%
--------------------------------------------------------------------------------

(1)   Calculated based on the aggregate Cut-off Date principal balance of the
      Note A-1 (included in the Trust Fund) and the Note A-2 (not included in the Trust Fund).

(2)   Based on an "as-is" value. Based on an "as-stabilized" value of
      $580,000,000 as of March 14, 2009 the Cut-off Date LTV is 60.3%.

(3)   Mortgage rate rounded to three decimal places.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                          Hotel
PROPERTY SUB-TYPE:                      Full Service
LOCATION:                               Dallas, Texas
YEAR BUILT/RENOVATED:                   1979/2007
NO. OF KEYS:                            1,606
CUT-OFF BALANCE PER KEYS(1):            $217,933
OCCUPANCY AS OF 03/31/2007:             63.0%
OWNERSHIP INTEREST:                     Fee/Leasehold
PROPERTY MANAGEMENT:                    Hilton Hotels Corporation
UNDERWRITTEN NET CASH FLOW:             $35,372,381
APPRAISED VALUE:                        $500,000,000
--------------------------------------------------------------------------------

(1)   Calculated based on the aggregate Cut-off Date principal balance of the
      Note A-1 (included in the Trust Fund) and the Note A-2 (not included in the Trust Fund).

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       45

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                                 HILTON ANATOLE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                          FINANCIAL INFORMATION(1)
--------------------------------------------------------------------------------------------------------
                                                                             TRAILING
                                         FULL YEAR         FULL YEAR        12 MONTHS
                                       (12/31/2005)      (12/31/2006)      (03/31/2007)     UNDERWRITTEN
                                      ---------------   ---------------   --------------   --------------

Effective Gross Income ............   $  111,340,000    $  120,231,000    $ 121,457,049    $ 125,074,041
Total Expenses ....................   $   73,603,000    $   79,750,000    $  80,642,821    $  83,105,959
Net Operating Income (NOI) ........   $   37,737,000    $   40,481,000    $  40,814,228    $  41,968,083
Cash Flow (CF) ....................   $   31,870,000    $   34,152,000    $  34,399,376    $  35,372,381
DSCR on NOI .......................            1.92x             2.06x            2.07x            2.13x
DSCR on CF ........................            1.62x             1.74x            1.75x            1.80x
--------------------------------------------------------------------------------------------------------

(1)   Calculated based on the aggregate Cut-off Date principal balance of the
      Note A-1 (included in the Trust Fund) and the Note A-2 (not included in the Trust Fund).

---------------------------------------------------------------------------------------------------------
                                           OPERATIONAL STATISTICS
---------------------------------------------------------------------------------------------------------
                                                                             TRAILING
                                                                            12 MONTHS
                                           2005              2006          (03/31/2007)     UNDERWRITTEN
                                      ---------------   ---------------   --------------   --------------

Average Daily Rate (ADR) .........    $       135.11    $       137.17    $      142.81    $      152.50
Occupancy ........................              58.2%             65.7%            63.0%            63.0%
RevPAR ...........................    $        78.57    $        90.08    $       89.90    $       96.08
Penetration Rate(1) ..............            109.21%           111.20%          103.60%             NAP
---------------------------------------------------------------------------------------------------------

(1)   RevPar Penetration Rate based on STAR report for March 2007.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting
EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities
LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important
Notice Regarding the Offered Certificates" in this free writing prospectus.

                                       46

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                                 HILTON ANATOLE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE LOAN:

o     The Hilton Anatole Pari Passu Whole Loan is a $350.0 million, ten-year interest only loan secured by a first mortgage on a full service luxury hotel containing 1,606 keys located in Dallas, Dallas County, Texas. The
      Hilton Anatole Pari Passu Whole Loan is part of a split loan structure evidenced by two pari passu notes referred to as the Hilton Anatole Pari
      Passu Note A-1 (which is included in the Trust Fund and represents the
      Hilton Anatole Mortgage Loan) and the Hilton Anatole Pari Passu Note A-2
      (which is not included in the Trust Fund). The Hilton Anatole Pari Passu
      Note A-1 Mortgage Loan is interest only for the entire loan term, matures on June 1, 2017 and interest accrues at an annual interest rate, rounded to three decimal places, of 5.545%.

THE BORROWER:

o     The Hilton Anatole Borrower, Anatole Partners III, L.L.C., is a Delaware
      limited liability company and a single purpose bankruptcy remote entity with at least two independent directors for which the Hilton Anatole
      Borrower's legal counsel has delivered a non-consolidation opinion. Equity interest in the Hilton Anatole Borrower (100.0%) is held by Dallas Market
      Center Development Company, Ltd. having DMC Devco, Inc. as general partner and Michelle A. Dreyer and Suzanne M. Hay as springing members and springing managers. The sole limited partners of Dallas Market Center
      Development Company, Ltd. are Billingsley Aberdeen Partners, Ltd., Robert
      T. Crow and the Crow Family Partnership, L.P.

o     Crow Holdings is a diversified group of entities that owns and directs the investments of the Trammell Crow family and its investment partners. Crow
      Holdings was founded in the late 1940's by Trammell Crow and has been an active investor in industrial, office, retail, land, hotel and residential real estate businesses in the United States, Europe and South America.

THE PROPERTY:

o     The Hilton Anatole Mortgaged Property consists of two 12-story (Atrium I and II) and one 27-story (Tower) guestroom structures connected by a series of common areas. The structures are situated on a 52.08 acre site
      (17.27 acres ground leased and 34.81 acres owned fee simple) with parking for 2,657 vehicles.

o     The full service hotel contains 1,606 guest rooms which consist of 507
      Kings, 889 Double/Doubles, 82 Queens and 128 Suites. Guest room amenities include high speed internet service, on-demand television and entertainment, two-line speaker phone with voice mail and data port, desk with task lighting and an in-room safe.

o     The facility features nine food and beverage outlets located throughout the hotel, 333,400 square feet of flexible meeting space, 11,300 square feet of retail stores, a 24-hour business center, two indoor pools, and the Anatole Sculpture Park featuring a lagoon, croquet lawn, children's pool and adult lap pool. Also, available to the hotel guests, is the adjacent Verandah Club & Spa, an 80,000 square feet health, fitness center and spa, and the free standing 128,595 square feet Trinity Exhibition Hall which contains a multi-use room (45,000 square feet), an Exhibit Hall
      (73,000 square feet) and a pre-function area (10,595 square feet).

o     The Hilton Anatole Mortgaged Property is located in the Dallas' Market
      Center and two miles northwest of the central business district. The
      Hilton Anatole benefits from a prominent location in the city's renowned
      Design District, across from the Dallas Market Center, the world's largest wholesale market, Dallas Market Hall, Dallas Trade Mart, International
      Floral & Gift Center and the Dallas World Trade Center, a 4.7 million square-foot business shopping center. The Hilton Anatole Mortgaged
      Property is also proximate to the recently expanded Dallas Convention
      Center, Southwest Medical District, and the concentration of employment centers in the immediate area.

o     The Hilton Anatole Borrower is generally required at its sole cost and expense to keep the Hilton Anatole Hotel Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

o     The Hilton Anatole Borrower is required, in accordance with the related loan documents, to obtain insurance against perils and acts of terrorism, provided that subsequent to the expiration of the insurance policies in effect as of the closing date of the Hilton Anatole Whole Loan, the Hilton
      Anatole Borrower is only required to purchase as much terrorism insurance as may be obtained for a premium equal to $300,000 per annum.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       47

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                                 HILTON ANATOLE

--------------------------------------------------------------------------------

PROPERTY MANAGEMENT:

o     The Hilton Anatole Mortgaged Property is managed by Hilton Hotels
      Corporation. Hilton Hotels Corporation engages in the ownership, management, and development of hotels, resorts, and timeshare properties, as well as in the franchising of lodging properties in the United States and internationally. Hilton Hotels operates its hotels under the brand names, "Hilton", "Hilton Garden Inn", "Doubletree", "Embassy Suites",
      "Homewood Suites by Hilton", "Hampton", "Waldorf-Astoria", and "Conrad".
      As of March 31, 2007, Hilton Hotels Corporation had 2,838 hotels with a total of 483,090 rooms. Hilton Hotels Corporation was founded in 1946 and is based in Beverly Hills, California. Based on year-end December 31, 2006 financial statements, the corporation had annual revenue of $8.162 billion and net income of $572.0 million, liquidity of $431.0 million and net worth of $3.727 billion.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o     An unsecured loan from Hilton Hotels Corporation in the amount of
      $20,000,000 which is not included in the Trust Fund.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o     The Hilton Anatole Borrower is permitted to incur mezzanine financing upon the satisfaction of the following terms and conditions, including, without limitation: (a) no event of default has occurred and is continuing; (b) a permitted mezzanine lender originates such mezzanine financing; (c) the mezzanine lender will have executed an intercreditor agreement in form and substance reasonably acceptable to the mortgagee and each rating agency;
      (d) the amount of such mezzanine loan will not exceed an amount which, when added to the outstanding principal balance of the Hilton Anatole
      Mortgage Loan, results in a loan-to-value ratio no greater than 80% and a debt service coverage less than that in effect on the closing date of the
      Hilton Anatole Mortgage Loan; and (e) the mortgagee will have received confirmation from the rating agencies that such mezzanine financing will not result in a downgrade, withdrawal or qualification of the ratings issued, or to be issued, in connection with a securitization involving the
      Hilton Anatole Mortgage Loan.

COLLATERAL RELEASE:

o     The Hilton Anatole Borrower has the right to cause the release of the portion of the Hilton Anatole Mortgaged Property identified in the related loan documents as the "Trinity Tract", subject to the satisfaction of certain conditions, including, but not limited to: (i) the Trinity Tract is transferred to an unaffiliated third party; (ii) such release must not occur on a date that is within the period commencing 30 days prior to and terminating 30 days after the securitization of the Hilton Anatole
      Mortgage Loan; and (iii) the debt service coverage ratio of Hilton Anatole
      Mortgaged Property after giving effect to such release will not be less than 1.60x (based upon (A) the net operating income reflected in the financial statements for the Hilton Anatole Mortgaged Property prepared by
      Hilton Hotels Corporation or any replacement qualified manager and (B) the actual interest only debt service).

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       48

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                                 HILTON ANATOLE

--------------------------------------------------------------------------------

                             [MAP OF HILTON ANATOLE]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       49

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                       ROCKWOOD ROSS MULTIFAMILY PORTFOLIO

--------------------------------------------------------------------------------

              [5 PHOTOS OF ROCKWOOD ROSS MULTIFAMILY PORTFOLIO]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       50

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                       ROCKWOOD ROSS MULTIFAMILY PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                            HRECC
LOAN PURPOSE:                           Refinance
ORIGINAL NOTE A-1 PRINCIPAL             $175,000,000
     BALANCE(1):
FIRST PAYMENT DATE:                     March 1, 2007
TERM/AMORTIZATION:                      60/0 months
INTEREST ONLY PERIOD:                   60 months
MATURITY DATE:                          February 1, 2012
EXPECTED MATURITY BALANCE:              $175,000,000
BORROWING ENTITY:                       Various
INTEREST CALCULATION:                   Actual/360
CALL PROTECTION:                        Lockout: 23 payments
                                        GRTR 1% PPMT or Yield
                                        Maintenance: 34 payments
                                        Open: 3 payments
UP-FRONT RESERVES:
  TAX/INSURANCE RESERVE:                Yes
  IMMEDIATE REPAIR RESERVE:             $2,389,488
  DEBT SERVICE RESERVE(2):              $5,439,677
ONGOING MONTHLY RESERVES:
  TAX/INSURANCE RESERVE:                Yes
  REPLACEMENT RESERVE(3):               $47,025
PARI PASSU DEBT:                        $100,000,000
EXISTING MEZZANINE DEBT(4):             $46,000,000 and $25,000,000
LOCKBOX:                                Hard
--------------------------------------------------------------------------------

(1)   The $275 million Rockwood Ross Multifamily Portfolio Pari Passu Whole Loan
      has been bifurcated into two pari passu notes: (i) the $175 million Note
      A-1 (included in the Trust Fund) and (ii) the $100 million Note A-2 (not included in the Trust Fund).

(2)   At closing, the Rockwood Ross Multifamily Portfolio Borrower deposited
      $7,000,000 into the Debt Service Reserve. The Debt Service Reserve is available to make payments on each of the Rockwood Ross Multifamily
      Portfolio Pari Passu Whole Loan, the Mezzanine CapX Line and the Junior
      Mezzanine Loan (each as defined below). The "As-Is" DSCR of the Rockwood
      Ross Multifamily Portfolio Pari Passu Whole Loan, the funded amount of
      $9,711,640 of the Mezzanine CapX Line (based on an assumed coupon rate of
      7.50%) and the Junior Mezzanine Loan is 0.80x.

(3)   Such amount is equal to $225/unit per year. In addition to the Replacement
      Reserve the borrower has access to the Mezzanine CapX Line.

(4)   There are two tranches of mezzanine debt: (i) a $46,000,000 future-funding capital improvement loan (the "Mezzanine CapX Line") and (ii) a
      $25,000,000 junior mezzanine tranche (the "Junior Mezzanine Loan").
      Mezzanine CapX Line and the Junior Mezzanine Loan are currently held by
      HRECC. As of June 20, 2007, $9,711,640.17 of the Mezzanine CapX Line had
      been advanced. The Junior Mezzanine Loan is subordinate to the Mezzanine
      CapX Line.

--------------------------------------------------------------------------------
                            FINANCIAL INFORMATION(1)
--------------------------------------------------------------------------------

                                  Whole Loan       Whole Loan
                                   + Current         + Full
                                  Funding of       Funding of
                                   Mezz CapX        Mezz CapX
                                 Line + Junior    Line + Junior
                  Whole Loan        Mezz(4)          Mezz(4)
                 ------------   ---------------   -------------
CUT-OFF DATE     $275,000,000    $309,711,640     $346,000,000
     BALANCE:
CUT-OFF DATE         53.0%           59.7%            66.7%
     LTV(2):
MATURITY DATE        53.0%           59.7%            66.7%
     LTV:
UNDERWRITTEN         1.27x           1.09x            0.95x
     DSCR(3):
MORTGAGE RATE:      5.800%
--------------------------------------------------------------------------------

(1)   Calculated based on the aggregate Cut-off Date principal balance of the
      Rockwood Ross Multifamily Portfolio Pari Passu Whole Loan.

(2)   Based on an "As-Stabilized" value (based upon occupancy figures, rent growth and renovations which the Rockwood Ross Multifamily Portfolio
      Mortgaged Property is projected to achieve by December 2011). Based on the
      "As-Is" value of $397,000,000 the Cut-off Date LTV is 69.3%.

(3)   The Underwritten Net Cash Flow is based on the in-place cash flow of the occupied units at the Rockwood Ross Multifamily Portfolio Mortgaged
      Properties plus projected cash flow generated by the vacant units, assuming the vacant units achieved market rents and a portfolio occupancy percentage of 94.2%. The As-Is DSCR is 0.93x based on a trailing twelve month cash flow through and including November 30, 2006 of $15,060,933.
      After completion of the Rockwood Ross Multifamily Portfolio renovation plan, the DSCR is expected to be 1.70x.

(4)   The Mezzanine CapX Line debt service is based on an assumed coupon rate of
      7.50%.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                          Multifamily
PROPERTY SUB-TYPE:                      Garden and High-Rise
LOCATION:                               Various
YEAR BUILT/RENOVATED:                   Various
UNITS:                                  2,508
CUT-OFF BALANCE PER UNIT:               $109,649
OCCUPANCY AS OF 03/31/2007:             77.8%
OWNERSHIP INTEREST:                     Fee
PROPERTY MANAGEMENT:                    Realty Management
                                        Services, Inc.
UNDERWRITTEN NET CASH FLOW(1):          $20,580,715
APPRAISED VALUE:                        $519,100,000
--------------------------------------------------------------------------------

(1)   The Underwritten Net Cash Flow is based on the in-place cash flow of the occupied units at the Rockwood Ross Multifamily Portfolio Mortgaged
      Properties plus projected cash flow generated by the vacant units, assuming the vacant units achieved market rents and a portfolio occupancy percentage of 94.2%. The As-Is DSCR is 0.93x based on a trailing twelve month cash flow through and including November 30, 2006 of $15,060,933.
      After completion of the Rockwood Ross Multifamily Portfolio renovation plan, the DSCR is expected to be 1.70x.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       51

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                       ROCKWOOD ROSS MULTIFAMILY PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                                              TRAILING TWELVE
                                               (11/30/2006)      UNDERWRITTEN(1)
                                              ---------------    ---------------
Effective Gross Income ..............          $ 28,820,854       $ 34,562,057
Total Expenses ......................          $ 13,195,395       $ 13,416,817
Net Operating Income (NOI) ..........          $ 15,625,458       $ 21,145,240
Cash Flow (CF) ......................          $ 15,060,933       $ 20,580,715
DSCR on NOI .........................                  0.97x              1.31x
DSCR on CF ..........................                  0.93x              1.27x
--------------------------------------------------------------------------------

(1)   The Underwritten Net Cash Flow is based on the in-place cash flow of the occupied units at the Rockwood Ross Multifamily Portfolio Mortgaged
      Properties plus projected cash flow generated by the vacant units, assuming the vacant units achieved market rents and a portfolio occupancy percentage of 94.2%.

--------------------------------------------------------------------------------
                             OPERATIONAL STATISTICS
--------------------------------------------------------------------------------
                                    STUDIO    1 BEDROOM   2 BEDROOM   3 BEDROOM
                                    -------   ---------   ---------   ----------
Number of Units .................       8         992       1,286          222
Average Rent ....................    $863      $1,046      $1,215       $1,578
Average Unit Size (SF) ..........     575         728         943        1,298
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       52

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                       ROCKWOOD ROSS MULTIFAMILY PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE LOAN:

o     The Rockwood Ross Multifamily Portfolio Pari Passu Whole Loan is a $275
      million, five-year fixed rate mortgage loan secured by a first mortgage on a portfolio of seven cross-collateralized and cross-defaulted apartment properties that contain 2,508 units in five suburban communities of
      Washington, D.C. Six of the Rockwood Ross Multifamily Portfolio Mortgaged
      Properties are located in Prince George's County, Maryland and the seventh property is located in Alexandria, Virginia. The Rockwood Ross Multifamily
      Portfolio Pari Passu Whole Loan is part of a split loan structure evidenced by two pari passu promissory notes referred to as the Rockwood
      Ross Multifamily Portfolio Pari Passu Note A-1 (which is included in the
      Trust Fund) and the Rockwood Ross Multifamily Portfolio Pari Passu Note
      A-2 (which is not included in the Trust Fund). The Rockwood Ross
      Multifamily Portfolio Pari Passu Whole Loan is interest-only for the entire loan term, matures on February 1, 2012 and accrues interest at an annual rate of 5.800%.

THE BORROWER:

o     Each Rockwood Ross Multifamily Portfolio Mortgaged Property is owned by a separate borrower, resulting in seven separate borrowers for the Rockwood
      Ross Multifamily Portfolio Pari Passu Whole Loan. Each Rockwood Ross
      Multifamily Portfolio Borrower is a single-purpose, bankruptcy-remote entity whose sole purpose is to own, manage and operate one of the
      Rockwood Ross Multifamily Portfolio Mortgaged Properties. At the closing of the Rockwood Ross Multifamily Portfolio Pari Passu Whole Loan,
      borrowers' counsel delivered a non-consolidation opinion.

o     Sponsorship for the Rockwood Ross Multifamily Portfolio Pari Passu Whole
      Loan is provided by (a) Rockwood Capital (approximately 95%) and (b) ROSS
      Development and Investment, Inc. (approximately 5%) (collectively, the
      "Sponsors"). Rockwood Capital is a private real estate investment company that manages more than $2.7 billion of equity on behalf of more than 40 public and private institutional investors and high net worth individuals.
      Rockwood Capital invests and adds value to all types of real estate, including urban and suburban apartments, office, research and development, biotech, data center, neighborhood and regional retail, urban and suburban hotels, condominium, resort, and single family properties. Rockwood
      Capital currently manages several real estate funds. The Rockwood Ross
      Multifamily Portfolio Mortgaged Property is held by a subsidiary of
      Rockwood Capital Partners Real Estate Fund VI, LP (the "Fund"), a real estate fund that invests across all property types. The Fund opened on May
      17, 2005 and closed on December 22, 2005 with $657 million of equity commitments.

o     ROSS Development and Investment, Inc., a Maryland corporation headquartered in Bethesda, was founded in 1983 to acquire, develop, convert, renovate and manage multi-family and mixed use properties. ROSS
      Development and Investment endeavors to develop and deliver well-appointed and affordable residential homes to the market in popular locations throughout the metropolitan Washington region. Scott Ross, the President of ROSS Development and Investment, is both a general and limited partner of the owning partnerships of over 35 properties.

THE PROPERTY:

o     The Rockwood Ross Multifamily Portfolio Mortgaged Properties consists of a portfolio of seven multi-family assets owed in fee. The Rockwood Ross
      Multifamily Portfolio Mortgaged Properties encompass 2,508 units constructed between 1947 and 1988. As of March 31, 2007, the Rockwood Ross
      Multifamily Portfolio Mortgaged Properties were 77.8% occupied. The occupancy at the Rockwood Ross Multifamily Portfolio Mortgaged Property
      has been adversely impacted by an attempted condominium conversion at the
      Park at Landmark Property and the Glen Oaks Property as well as by the on-going renovation program at all the Rockwood Ross Multifamily Portfolio
      Mortgaged Properties. The improvements contain, in the aggregate, approximately 2,261,639 net rentable square feet and are situated on approximately 108.93 acres.

o     The Rockwood Ross Multifamily Portfolio Borrower is generally required, at its sole cost and expense, to keep the Rockwood Ross Multifamily Portfolio
      Mortgaged Properties insured against loss or damage by casualty, terrorism and other risks generally addressed by coverage of a comprehensive all risk insurance policy.

o     The Rockwood Ross Multifamily Portfolio Mortgaged Properties are
      summarized below.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       53

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                       ROCKWOOD ROSS MULTIFAMILY PORTFOLIO

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                     YEAR      DATE       NUMBER      TOTAL     AVG.    OCC. AS OF
PROPERTY NAME                        LOCATION        BUILT   ACQUIRED    OF UNITS     NRSF       SF     03/31/2007
-------------------------------------------------------------------------------------------------------------------

Park at Landmark ...........    Alexandria, VA       1988    May 2005       395       331,943     835      46.7%
Glen Oaks ..................    Greenbelt, MD        1979    Jun. 2005      463       557,772   1,205      71.9%
Cypress Creek ..............    Hyattsville, MD      1947    Mar. 2006      760       582,484     766      88.2%
Summerlyn Place ............    Laurel, MD           1963    Jul. 2005      424       385,151     908      84.4%
Cambridge Crossing .........    New Carrollton, MD   1965    Sep. 2005      193       179,510     930      92.2%
Lenox Court ................    New Carrollton, MD   1975    Nov. 2006       89        71,285     801      88.8%
Sutton Walk ................    New Carrollton, MD   1966    Nov. 2006      184       153,494     834      81.0%
                                                                         --------   ---------   -----   -----------
TOTALS .....................                                              2,508     2,261,639     901      77.8%
-------------------------------------------------------------------------------------------------------------------

The following is a description of each of the Rockwood Ross Multifamily
Portfolio Mortgaged Properties.

PARK AT LANDMARK (200 YOAKUM PARKWAY AND 225 SOUTH WHITING STREET, ALEXANDRIA,
VIRGINIA 22304):

o     The Park at Landmark Property consists of a 395-unit, Class "A-/B+", multifamily residential complex encompassing one 8-story apartment building with 175 units (known as Park at Landmark I) and one 13-story apartment building with 220 units (known as Park at Landmark II) with a freestanding clubhouse between the two improvements. Park at Landmark I and the Clubhouse were completed in 1987 and Park at Landmark II was completed in 1988. The Park at Landmark Property is located proximate to
      The Landmark Mall and is less than one-half mile off the Duke Street exit of I-395. The Park at Landmark Property is situated on a 349,559 square foot parcel of land with a net rentable area of approximately 331,943 square feet, less than one mile south from the Van Dorn MetroRail station.

o     The Park at Landmark Property was acquired by the Sponsors in May 2005 with the expectation that the Park at Landmark II Property would be renovated and converted to condominiums. Consequently, shortly after acquisition the manager began vacating units at Park at Landmark II in order to perform renovations. However, when the condominium market softened, the decision was made to discontinue the condominium conversion process and begin re-leasing units. As a result, as of March 31, 2007, The
      Park at Landmark was 46.7% leased with average in-place monthly rents of approximately $1,314 per unit.

o     Amenities at the Park at Landmark Property include a swimming pool and spa, clubhouse, fitness center, and a picnic area with two post-mounted charcoal grills. Access to the Park at Landmark Property is provided by two curb cuts along the west side of Whiting Street and by a single curb cut along the east side of Yoakum Parkway. Both of the curb cuts along
      Whiting Street provide access to the surface parking lots along all sides of the Park at Landmark I property and to the Clubhouse/Leasing Office parking lots by way of a drive aisle.

o     The Park at Landmark Property is expected to undergo a five-year, approximately $8.6 million ($28,741 per renovated unit) capital improvement plan with a vast majority of all the expenditures occurring in the first through the third year of the Rockwood Ross Multifamily
      Portfolio Pari Passu Mortgage Loan term. The capital improvements are expected to include kitchen renovations, bathroom repairs, other interior repairs/upgrades, the installation of washers/dryers, building systems/hallways, building exterior repairs/replacement and other site work.

--------------------------------------------------------------------------------
                                PARK AT LANDMARK
--------------------------------------------------------------------------------
                                                      AVG. SIZE    AVG. MONTHLY
UNIT TYPE                                # OF UNITS   (SQ. FT.)        RENT
--------------------------------------   ----------   ---------   --------------
One Bedroom ..........................      209          750         $1,184
Two Bedroom ..........................      186          939         $1,460
--------------------------------------------------------------------------------
Supplemental Charges:                   Balcony Unit: Additional $25/ mo.
                                        Electricity: Metered
                                        Water: Flat Rate charge of $25/ mo. For
                                        1 bedroom and $30/ mo.for
                                        2 bedroom units

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       54

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                       ROCKWOOD ROSS MULTIFAMILY PORTFOLIO

--------------------------------------------------------------------------------

GLEN OAKS (7509 MANDAN ROAD, GREENBELT, MARYLAND 20770):

o     The Glen Oaks Property consists of a 463-unit, Class "B+", apartment complex that contains 32 three-story and four-story apartment buildings that were constructed in 1979. The Glen Oaks Property is situated on a
      1,370,833 square foot parcel of land with a net rentable area of approximately 557,772 square feet.

o     The Glen Oaks Property was acquired in June 2005 by the Sponsors with the expectation that the Glen Oaks Property would be renovated and converted to condominiums. Consequently, shortly after acquisition the manager began vacating units at the Glen Oaks Property in order to perform renovations.
      However, when the condominium market softened, the decision was made to discontinue the condominium conversion process and begin re-leasing units.
      As a result, the Glen Oaks Property, as of March 31, 2007, was 71.9%
      leased with average in-place monthly rents of approximately $1,548 per unit. The Glen Oaks Property is part of a larger 1,000 unit complex (the additional 537 units are not collateral for the Rockwood Ross Multifamily
      Portfolio Pari Passu Mortgage Loan) and shares some amenities (with easement access and rights) with such additional units.

o     Amenities at the Glen Oaks Property include a swimming pool and spa that is shared with a neighboring condominium project, two tennis courts, a basketball court, a racquetball court, two playground areas and picnic areas with two grills. The Glen Oaks Property is located northeast of the intersection of Mandan Road and Greenbelt Road in Greenbelt, Maryland.
      Greenbelt Road is an established commercial thoroughfare that contains numerous office buildings and shopping centers. Access to the Glen Oaks
      Property is provided by four curb cuts off Mandan Road, a major thoroughfare in the area. The Glen Oaks Property is located immediately west of the NASA Goddard Space Flight Center and less than one mile to both the Capital Beltway (I-495) and the Baltimore-Washington Parkway.
      Major employers located within five miles of the Glen Oaks Property include the National Agricultural Research Center, the University of
      Maryland at College Park, and the new Food and Drug Administration Campus,
      which is scheduled to be completed in 2008.

o     The Glen Oaks Property is expected to undergo a five-year, approximately
      $6.7 million ($23,172 per renovated unit) capital improvement plan, with nearly all of the expenditures occurring in the first through the third year of the Rockwood Ross Multifamily Portfolio Pari Passu Mortgage Loan
      term. The improvements are expected to include kitchen/bathroom renovations, other interior renovations/upgrades, the installation of washers/dryers, building systems/hallways, building exteriors, other site work and amenities.

--------------------------------------------------------------------------------
                                    GLEN OAKS
--------------------------------------------------------------------------------
                                                      AVG. SIZE    AVG. MONTHLY
UNIT TYPE                                # OF UNITS   (SQ. FT.)        RENT
--------------------------------------   ----------   ---------   --------------
One Bedroom ..........................      134           985         $1,376
Two Bedroom ..........................      224         1,231         $1,550
Three Bedroom ........................      105         1,430         $1,765

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       55

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                      ROCKWOOD ROSS MULTIFAMILY PORTFOLIO

--------------------------------------------------------------------------------

CYPRESS CREEK (5603 CYPRESS CREEK DRIVE, HYATTSVILLE, MARYLAND 20782):

o     The Cypress Creek Property consists of a 760-unit apartment complex that contains 80, Class "B", three-story apartment buildings constructed in
      1947 and remodeled in 1985. The Cypress Creek Property is situated on a
      1,262,033 square foot parcel of land with net rentable area of approximately 582,484 square feet. Most of the structures that comprise the Cypress Creek Property are constructed in clusters of two to three buildings that are connected at the corners. As of March 31, 2007, the
      Cypress Creek Property was approximately 88.2% leased with average in-place rents of approximately $1,028 per unit.

o     Amenities are the Cypress Creek Property include a swimming pool, clubhouse, fitness center, picnic area and playgrounds. The Cypress Creek
      Property is located at the intersection of Chillum and 16th Streets in
      Hyattsville, Maryland less than one mile from the Washington, D.C. border, immediately across 16th Avenue is Sligo Creek Park, which offers residents a large playground, miles of walking trails and numerous ball fields. The immediate surrounding area is an established residential neighborhood, with numerous retail establishments nearby. The Cypress Creek Property is less than one mile from the West Hyattsville MetroRail station and approximately three miles south of the Capital Beltway. Access to the
      Cypress Creek Property is provided by both 16th Avenue to the east and
      Madison Street to the north.

o     The Cypress Creek Property is expected to undergo a five-year, approximately $13.9 million ($23,194 per renovated unit) capital improvement plan, with nearly all of the expenditures occurring in the first through the fourth year of the Rockwood Ross Multifamily Portfolio
      Pari Passu Mortgage Loan term. The improvements are expected to include unit renovations, exterior common area repairs, mechanical repairs/upgrades, interior work, roof repair/replacement, kitchen/bathroom renovations, carpet replacements, appliances, equipment and miscellaneous areas.

--------------------------------------------------------------------------------
                                  CYPRESS CREEK
--------------------------------------------------------------------------------
                                                                   AVG. MONTHLY
                                                                     RENT --
                                                      AVG. SIZE    UNRENOVATED
UNIT TYPE                                # OF UNITS   (SQ. FT.)        UNIT
--------------------------------------   ----------   ---------   --------------
One Bedroom ..........................      380          623          $  908
Two Bedroom ..........................      359          906          $1,145
Three Bedroom ........................       21          970          $1,202
--------------------------------------------------------------------------------
Supplemental Charges:                             Electricity: Metered

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       56

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                      ROCKWOOD ROSS MULTIFAMILY PORTFOLIO

--------------------------------------------------------------------------------

SUMMERLYN PLACE (14706 NORMANDY COURT, LAUREL, MARYLAND 20708):

o     The Summerlyn Place Property consists of a 424-unit, Class "B", apartment community that contains 43 two and three story buildings that were constructed in three phases -- 143 units in Section I were constructed in
      1963, 161 units in Section II were constructed in 1967 and 120 units in
      Section III were constructed in 1983. The Summerlyn Place Property is situated on a 921,385 square foot parcel of land with net rentable area of approximately 385,151 square feet. As of March 31, 2007, the Summerlyn
      Place Property was 84.4% leased with average in-place rents of $1,010 per unit.

o     Amenities at the Summerlyn Place Property include a swimming pool with two lifeguard stations, a basketball court, picnic areas, playgrounds and laundry facilities. Access to Summerlyn Place is provided by Bowie Road and Scott Adam Court to the north and Elaine Court and Buckingham Court to the east. Located in Laurel, Maryland, the Summerlyn Place Property is
      approximately 15 miles northeast of the Washington, D.C. border and 10 miles southwest of the Baltimore-Washington International Airport. In
      addition, the Summerlyn Place Property is located less than five miles west of Fort Meade, the Army's fourth largest base in the United States.
      Fort Meade, the home of the National Security Agency, is expected to benefit from an increase in population due to base realignment across the country. A demographic shift is also expected to benefit the Summerlyn
      Place Property.

o     The Summerlyn Place Property is expected to undergo a five-year, approximately $6 million ($32,833 per renovated unit) capital improvement plan, with the majority of the expenditures occurring in the first and second years of the Rockwood Ross Multifamily Portfolio Pari Passu
      Mortgage Loan term. The improvements are expected to include unit renovations, exterior common area repairs, roof repairs, mechanical repairs/upgrades, interior repair/replacement, kitchens, bathrooms, carpet replacement, new appliances, equipment and other site work.

--------------------------------------------------------------------------------
                                 SUMMERLYN PLACE
--------------------------------------------------------------------------------
                                                      AVG. SIZE    AVG. MONTHLY
UNIT TYPE                                # OF UNITS   (SQ. FT.)        RENT
--------------------------------------   ----------   ---------   --------------
One Bedroom ..........................      122           733         $  949
Two Bedroom ..........................      249           790         $  929
Three Bedroom ........................       53         1,240         $1,529
--------------------------------------------------------------------------------
Supplemental Charges:                             Electricity: Metered

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       57

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                      ROCKWOOD ROSS MULTIFAMILY PORTFOLIO

--------------------------------------------------------------------------------

CAMBRIDGE CROSSING (5345 85TH AVENUE, NEW CARROLLTON, MARYLAND 20784):

 o  The Cambridge Crossing Property consists of a 193-unit, Class "C+", multi-family residential complex of 10, three-story garden-style buildings that were constructed in 1966. The Cambridge Crossing Property is situated on a 339,128 square foot parcel of land with net rentable area of approximately 179,510 square feet. As of March 31, 2007, the Cambridge
    Crossing Property was approximately 92.2% leased with average in-place rents of $1,099 per unit.

 o  Amenities at the Cambridge Crossing Property include a swimming pool, with apartment units featuring wall-to-wall carpet, mini-blinds, ceramic bathroom flooring, dishwasher, garbage disposal, gas range, walk-in closets and washer/dryers in all units. The Cambridge Crossing Property is located in New Carrollton, Maryland, approximately 10 miles northeast of
    Washington, D.C. The Cambridge Crossing Property is located on 85th
    Avenue, adjacent to the New Carrollton Amtrak and MetroRail station, immediately northeast of the recently completed 1.1 million square foot headquarters of the Internal Revenue Service's Small Business /
    Self-Employment division and the Computer Sciences Corporation's new
    327,000 square foot office building. Access to The Cambridge Crossing
    Property is provided by two entrances on 85th Avenue, which provide direct access to the surface parking areas adjacent to the apartment buildings.

 o  The Cambridge Crossing Property is expected to undergo a five-year, approximately $3.7 million ($19,048 per renovated unit) capital improvement plan, with the majority of the expenditures occurring in the third through the fifth year of the Rockwood Ross Multifamily Portfolio
    Pari Passu Mortgage Loan term. The improvements are expected to include unit renovations, exterior common areas, kitchen repairs/upgrades, mechanical repairs, interior work, roof repair, bathrooms, carpet replacement, appliances, equipment and miscellaneous areas.

--------------------------------------------------------------------------------
                          CAMBRIDGE CROSSING APARTMENTS
--------------------------------------------------------------------------------
                                                      AVG. SIZE    AVG. MONTHLY
UNIT TYPE                                # OF UNITS   (SQ. FT.)        RENT
--------------------------------------   ----------   ---------   --------------
One Bedroom ..........................       83           781         $  977
Two Bedroom ..........................       95           999         $1,151
Three Bedroom ........................       15         1,320         $1,445
--------------------------------------------------------------------------------
Supplemental Charges:                             Electricity: Metered

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       58

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                      ROCKWOOD ROSS MULTIFAMILY PORTFOLIO

--------------------------------------------------------------------------------

LENOX COURT (5306 85TH AVENUE, NEW CARROLLTON, MARYLAND 20784):

o     The Lenox Court Property consists of a 89-unit, Class "C", apartment complex containing two, three-story buildings that were constructed in
      1975. The Lenox Court Property is situated on a 173,513 square foot parcel of land with net rentable area of approximately 71,285 square feet. As of
      March 31, 2007, the Lenox Court Property was approximately 88.8% leased with average in-place rents of approximately $1,125 per unit.

o     The Lenox Court Property is located on 85th Avenue, across the street from the Sutton Walk Property and adjacent to the New Carrollton Amtrak and
      MetroRail station. The Lenox Court Property is immediately northeast of the recently completed 1.1 million square foot headquarters of the
      Internal Revenue Service's Small Business / Self-Employment division and the Computer Sciences Corporation's new 327,000 square foot office building.

o     The Lenox Court Property is expected to undergo a five-year, approximately
      $1.4 million ($15,904 per renovated unit) capital improvement plan with the majority of the expenditures occurring in the third through the fifth year of the Rockwood Ross Multifamily Portfolio Pari Passu Mortgage Loan
      term. The improvements are expected to include kitchen/bathroom repairs/upgrades, other interior upgrades, the installation of washers/dryers, building systems/hallways, and other site work and amenities.

--------------------------------------------------------------------------------
                                   LENOX COURT
--------------------------------------------------------------------------------
                                                        SIZE
UNIT TYPE                                # OF UNITS   (SQ. FT.)    MONTHLY RENT
--------------------------------------   ----------   ---------   --------------
Efficiency ...........................        1          500          $  850
One Bedroom ..........................       35          720          $1,047
Two Bedroom ..........................       53          855          $1,181
--------------------------------------------------------------------------------
Supplemental Charges:                             Electricity: Metered
                                                  Gas: Metered

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       59

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                      ROCKWOOD ROSS MULTIFAMILY PORTFOLIO

--------------------------------------------------------------------------------

SUTTON WALK (5306 85TH AVENUE, NEW CARROLLTON, MARYLAND 20784):

o     The Sutton Walk Property consists of a 184-unit, Class "C", apartment community containing six, three and four story buildings constructed in two phases from 1966 to 1983. The Sutton Walk Property is situated on a
      331,827 square foot parcel of land with a net rentable area of approximately 153,494 square feet. As of March 31, 2007, the Sutton Walk
      Property was approximately 81% leased with average in-place rents of approximately $1,087 per unit.

o     The Sutton Walk Property is located on 85th Avenue, immediately across the street from the Lenox Court Property and adjacent to the New Carrollton
      Amtrak and MetroRail station. The Sutton Walk Property is located immediately northeast of the recently completed 1.1 million square foot headquarters of the Internal Revenue Service's Small
      Business/Self-Employment division and the Computer Sciences Corporation's new 327,000 square foot office building.

o     The Sutton Walk Property is expected to undergo a five-year, $2.9 million
      (approximately $15,997 per renovated unit) capital improvement plan with a majority of all the expenditures occurring in the third through the fifth year of the Rockwood Ross Multifamily Portfolio Pari Passu Mortgage Loan
      term. The improvements are expected to include kitchens repairs/upgrades, building systems/hallways, bathrooms, other interior work, washers/dryers, other site work and amenities.

--------------------------------------------------------------------------------
                                   SUTTON WALK
--------------------------------------------------------------------------------
                                                        AVG.
                                                        SIZE           AVG.
UNIT TYPE                                # OF UNITS   (SQ. FT.)    MONTHLY RENT
--------------------------------------   ----------   ---------   --------------
Efficiency ...........................        7           586         $  865
One Bedroom ..........................       29           578         $  941
Two Bedroom ..........................      120           833         $1,081
Three Bedroom/ Two Bath ..............       28         1,143         $1,320
--------------------------------------------------------------------------------
Supplemental Charges:                             Electricity: Metered
                                                  Gas: Metered

PROPERTY MANAGEMENT:

o     The manager of the Rockwood Ross Multifamily Portfolio Mortgaged Property
      is Realty Management Services, Inc. ("RMS"), an affiliate of ROSS
      Development and Investment. RMS is a Maryland corporation that commenced operations in 1988 through the efforts and founder President Beth Ross.
      RMS has numerous years of hands-on-property-management, asset management and construction management. RMS is one of the most active multifamily property management companies in the Washington, D.C. metropolitan area, currently managing approximately 8,500 units.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o     A five-year $46 million senior floating-rate future funding mezzanine loan held outside of the Trust Fund was originated and is currently held by
      HRECC (the "Mezzanine CapX Line"). The Mezzanine CapX Line is currently owned and administered by HRECC. As of June 20, 2007, approximately
      $9,711,640 of the Mezzanine CapX Line had been funded. Over the remaining term of the Rockwood Ross Multifamily Portfolio Pari Passu Mortgaged Loan,
      the Mezzanine CapX Line is expected to provide financing for improvements to building systems and interior and exterior common areas of the Rockwood
      Ross Multifamily Portfolio Mortgaged Property in an amount equal to approximately $15.5 million and approximately $30.5 million for unit interiors, kitchens, baths, flooring, etc. as units are vacated. The
      Mezzanine CapX Line is a key component in Sponsorship's plan to place each
      Rockwood Ross Multifamily Portfolio Mortgaged Property in a more competitive position within its submarket so as to achieve increases in occupancy and rent levels, accelerate absorption and improve efficiencies in operating expenses. Approximately 79% of Mezzanine CapX Line is projected to be funded during the initial three years of the Rockwood Ross
      Multifamily Portfolio Pari Passu Mortgaged Loan term, provided, however, there is no requirement that any amount be drawn from the Mezzanine CapX
      Line. To be qualified for advances under the Mezzanine CapX Line, the debt service coverage ratio must be at least 1.00x for the first year, 1.10x for the second year, 1.15x for the third year, 1.20x for the fourth year and 1.30x for the fifth year. For the first year, 100% of the Debt Service
      Reserve may be added to net cash flow for the purpose of calculating the debt service coverage ratio, and for the second year 50% of the Debt
      Service Reserves may be added to net cash flow for the purpose of calculating the debt service coverage ratio. The borrower under the
      Mezzanine CapX Line has pledged a LIBOR cap at 6.00% to the holder of the
      Mezzanine CapX Line. The Mezzanine CapX Line is subject to an intercreditor agreement.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       60

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                      ROCKWOOD ROSS MULTIFAMILY PORTFOLIO

--------------------------------------------------------------------------------

o     A five-year $25 million junior fixed rate mezzanine loan held outside of the Trust Fund was originated by HRECC (the "Junior Mezzanine Loan"). The
      Junior Mezzanine Loan is currently held by HRECC. The Junior Mezzanine
      Loan is co-terminus with the Rockwood Ross Multifamily Portfolio Pari
      Passu Whole Loan, is subordinate to the Mezzanine CapX Line and is subject to an intercreditor agreement.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o     See "Current Mezzanine or Subordinate Indebtedness" Section herein.

RELEASES:

o     On or after February 1, 2009, the Rockwood Ross Multifamily Portfolio Loan
      Borrower may obtain a release of an individual Rockwood Ross Multifamily
      Portfolio Mortgaged Property from the lien of the mortgage by tendering an amount equal to the greater of (A) (i) 100% of the Allocated Loan Amount
      (as defined in the Rockwood Ross Multifamily Portfolio Pari Passu Loan
      documents) with respect to the first $115,300,000 of principal prepaid with respect to the aggregate principal balance of the Rockwood Ross
      Multifamily Portfolio Pari Passu Whole Loan; (ii) 110% of the Allocated
      Loan Amount with respect to the second $115,300,000 of principal prepaid with respect to the aggregate principal balance of the Rockwood Ross
      Multifamily Portfolio Pari Passu Whole Loan; and (iii) 120% of the
      Allocated Loan Amount with respect to the third $115,300,000 of principal prepaid with respect to the aggregate principal balance of the Rockwood
      Ross Multifamily Portfolio Pari Passu Whole Loan, (B) an amount which would result in the debt service coverage ratio for all remaining Rockwood
      Ross Multifamily Portfolio Mortgaged Properties being equal to or greater than 1.20x (on an interest-only basis) or (C) an amount which would result in the debt service coverage ratio for all remaining Rockwood Ross
      Multifamily Portfolio Mortgaged Properties being equal to or greater than the debt service coverage ratio immediately prior to such release. In addition, the Rockwood Ross Multifamily Portfolio Borrower must pay (i) a yield maintenance premium calculated on the release price, (ii) interest through the end of the interest accrual period if the release does not occur on a payment date and (iii) all escrow and recording costs, the costs of preparing and delivering the release and the cost of title insurance endorsements. Finally, the release may not alter the obligations of the Rockwood Ross Multifamily Portfolio Borrower under the related mortgage loan documents, except that existing escrow accounts will be adjusted accordingly with respect to the release of funds previously allocated to the released properties.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting
EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities
LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important
Notice Regarding the Offered Certificates" in this free writing prospectus.

                                       61

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                      ROCKWOOD ROSS MULTIFAMILY PORTFOLIO

--------------------------------------------------------------------------------

                  [MAP OF ROCKWOOD ROSS MULTIFAMILY PORTFOLIO]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting
EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities
LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important
Notice Regarding the Offered Certificates" in this free writing prospectus.

                                       62

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                                SECOND & SENECA

--------------------------------------------------------------------------------

                          [3 PHOTOS OF SECOND & SENECA]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting
EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities
LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important
Notice Regarding the Offered Certificates" in this free writing prospectus.

                                       63

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                                SECOND & SENECA

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                            Bank of America
LOAN PURPOSE:                           Acquisition
ORIGINAL PRINCIPAL BALANCE:             $175,000,000
FIRST PAYMENT DATE:                     June 1, 2007
TERM/AMORTIZATION:                      120/0 months
INTEREST ONLY PERIOD:                   120 months
MATURITY DATE:                          May 1, 2017
EXPECTED MATURITY BALANCE:              $175,000,000
BORROWING ENTITY:                       Second and Seneca (Seattle), L.P.
INTEREST CALCULATION:                   Actual/360
CALL PROTECTION:                        Lockout/Defeasance: 116 payments
                                        Open: 4 payments
UP-FRONT RESERVES:
  TI/LC RESERVE:                        $895,422
LOCKBOX:                                Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:                   $175,000,000
CUT-OFF DATE LTV:                       74.8%
MATURITY DATE LTV:                      74.8%
UNDERWRITTEN DSCR:                      1.28x
MORTGAGE RATE(1):                       5.538%
--------------------------------------------------------------------------------

(1)   Mortgage rate rounded to three decimal places.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                          Office
PROPERTY SUB-TYPE:                      Central Business District
LOCATION:                               Seattle, Washington
YEAR BUILT/RENOVATED:                   1967/NAP
NET RENTABLE SQUARE FEET:               497,271
CUT-OFF BALANCE PER SF:                 $352
OCCUPANCY AS OF 03/23/2007:             96.0%
OWNERSHIP INTEREST:                     Fee
PROPERTY MANAGEMENT:                    Tishman Speyer Properties,
                                        L.P.
UNDERWRITTEN NET CASH FLOW(1):          $12,561,677
APPRAISED VALUE:                        $234,000,000
--------------------------------------------------------------------------------

(1)   The Underwritten Net Cash Flow is based on a cash flow whereby the Second and Seneca Mortgaged Property achieve projected occupancy and rental rates. The "as-is" DSCR is 0.90x based on an underwritten as-is net cash flow of $8,803,060.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting
EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities
LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important
Notice Regarding the Offered Certificates" in this free writing prospectus.

                                       64

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                                SECOND & SENECA

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                FINANCIAL INFORMATION
-------------------------------------------------------------------------------------------------------------------
                                            FULL YEAR          FULL YEAR         ANNUALIZED
                                          (12/31/2004)       (12/31/2005)       (10/31/2006)       UNDERWRITTEN
                                        ----------------   ----------------   ----------------   ------------------

Effective Gross Income .............      $ 15,431,233       $ 13,740,314       $ 14,902,445      $  18,350,977
Total Expenses .....................      $  4,016,328       $  4,142,624       $  4,052,231      $   5,144,805
Net Operating Income (NOI) .........      $ 11,414,905       $  9,597,690       $ 10,850,214      $  13,206,172
Cash Flow (CF) .....................      $ 11,414,905       $  9,597,690       $ 10,850,214      $  12,561,677(1)
DSCR on NOI ........................             1.16x              0.98x              1.10x              1.34x
DSCR on CF .........................             1.16x              0.98x              1.10x              1.28x
-------------------------------------------------------------------------------------------------------------------

(1)   The Underwritten Net Cash Flow is based on a cash flow whereby the Second and Seneca Mortgaged Property achieve projected occupancy and rental rates. The "as-is" DSCR is 0.90x based on an underwritten as-is net cash flow of $8,803,060.

------------------------------------------------------------------------------------------------------------------------------
                                                          TENANT INFORMATION(1)
------------------------------------------------------------------------------------------------------------------------------
                                   RATINGS          TOTAL       % OF                 POTENTIAL    % POTENTIAL      LEASE
TOP TENANTS                   FITCH/MOODY'S/S&P   TENANT SF   TOTAL SF   RENT PSF       RENT          RENT       EXPIRATION
---------------------------   -----------------   ---------   --------   --------   ----------    -----------   -------------

Safeco Insurance ..........      A-/Baa1/BBB+      201,164       40.5%   $ 22.00    $4,425,608        37.2%      01/01/2017(2)
Washington Mutual .........        A/A2/A-          74,889       15.1    $ 11.00       823,779         6.9       12/31/2015
Berlex Laboratories .......      NR/Baa2/BBB+       57,109       11.5    $ 29.50     1,684,716        14.2       12/01/2007(3)
Garvey Schubert ...........       Not Rated         47,710        9.6    $ 36.00     1,717,560        14.4       12/01/2012
                                                  --------      -----              -----------       -----
TOTAL .....................                        380,872       76.6%              $8,651,663        72.7%
------------------------------------------------------------------------------------------------------------------------------

(1)   Information obtained from underwritten rent roll except for Ratings
      (Fitch/Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease.
      Calculations with respect to Rent PSF, Potential Rent and % of Potential
      Rent include base rent only and exclude common area maintenance and reimbursements.

(2)   Safeco Insurance combined has ten office suites. 23,887 square feet of space expires on January 1, 2012, and 49,631 square feet expire on January
      1, 2014.

(3)   Berlex Laboratories combined has three office suites. 37,803 square feet of space expires on December 1, 2007, and 19,306 square feet expire on
      July 1, 2009.

---------------------------------------------------------------------------------------------------
                               LEASE ROLLOVER SCHEDULE(1)
---------------------------------------------------------------------------------------------------
                      NO. OF LEASES   EXPIRING     % OF     CUMULATIVE   CUMULATIVE %    BASE RENT
YEAR OF EXPIRATION       EXPIRING        SF      TOTAL SF    TOTAL SF     OF TOTAL SF     EXPIRING
-------------------  --------------   --------   --------   ----------   ------------   -----------

2007 ..............          5         48,156        9.7%      48,156          9.7%     $1,330,108
2008 ..............          2          8,198        1.6       56,354         11.3%     $  204,334
2009 ..............          7         61,140       12.3      117,494         23.6%     $1,796,935
2010 ..............          4         10,411        2.1      127,905         25.7%     $  222,984
2011 ..............          1          2,741        0.6      130,646         26.3%     $   71,266
2012 ..............          7         77,747       15.6      208,393         41.9%     $2,402,974
2014 ..............          2         49,631       10.0      258,024         51.9%     $1,091,882
2015 ..............          2         82,918       16.7      340,942         68.6%     $1,048,591
2016 ..............          1          8,855        1.8      349,797         70.3%     $  230,230
2017 ..............          7        127,646       25.7      477,443         96.0%     $2,808,212
Vacant ............         --         19,828        4.0      497,271        100.0%     $        0
                          ----      ---------    -------
TOTAL .............         38        497,271      100.0%
---------------------------------------------------------------------------------------------------

(1)   Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting
EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities
LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important
Notice Regarding the Offered Certificates" in this free writing prospectus.

                                       65

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                                SECOND & SENECA

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------

The four largest tenants, representing 76.6% of the net rentable square feet, are:

o     SAFECO INSURANCE (Safeco Corporation, NYSE: "SAF") (rated "A-" by Fitch,
      "Baa1" by Moody's and "BBB+" by S&P) occupies 201,164 square feet (40.5%
      of square feet, 37.2% of rental income) under numerous leases that expire in January 2012 (23,887 square feet), January 2014 (49,631 square feet)
      and January 2017 (127,646 square feet). The current rental rate per square foot of $22.00 increases annually by $1.00. There are two 5-year options to renew the lease with the rental rate per square foot determined at 95%
      of the then fair market. Safeco Corporation operates as a property and casualty insurance company in the United States. The company has four segments: Safeco Personal Insurance; Safeco Business Insurance; Surety;
      and Property and Casualty Other. The Safeco Personal Insurance segment offers auto, home and recreational vehicle insurance. Safeco Business
      Insurance provides commercial insurance related to business owners, auto, multiperil and property. Safeco Insurance also offers workers compensation and general liability policies. Surety provides surety bonds primarily for construction and commercial businesses. Property and Casualty Other includes assumed reinsurance and large-commercial business accounts in runoff, asbestos and environmental result, and other programs. As of the fiscal year ended December 31, 2006, Safeco Corporation reported revenue of approximately $6.3 billion, net income of $880.0 million and stockholder equity of $3.9 billion.

o     WASHINGTON MUTUAL (NYSE: "WM") (rated "A" by Fitch, "A2" by Moody's and
      "A-" by S&P) occupies 74,889 square feet (15.1% of square feet, 6.8% of rental income) under a 13-year lease expiring on December 31, 2015. The rental rate per square foot of $11.00 is constant during the initial lease term. There are four five-year options to renew the lease with the rental rate per square foot determined at the then fair market. Founded in 1889,
      Washington Mutual is one of the nation's leading consumer and small business banks. Washington Mutual has four segments: Retail Banking, Card
      Services, Commercial and Home Loans. Retail Banking offers deposit and other retail banking products and services. Card Services issues credit cards. Commercial serves developers and investors involved in multifamily and other commercial real estate products. Home Loans originates and services residential mortgages and offers insurance products. As of
      December 31, 2006, Washington Mutual operated 2,225 retail banking branches and 472 lending stores and centers located in 36 states. As of the fiscal year ended December 31, 2006, Washington Mutual reported revenue of approximately $26.5 billion, net income of $3.6 billion and stockholder equity of $27.0 billion.

o     BERLEX LABORATORIES (Bayer AG, NYSE: "BAY") (not rated by Fitch, rated
      "Baa2" by Moody's and "BBB+" by S&P) occupies three spaces for a total of
      57,109 square feet (11.5% of square feet, 14.2% of rental income) under numerous lease terms ranging from three to five years and expiring from
      December 1, 2007 to July 1, 2009. The rental rate per square foot of
      $29.50 is constant during the initial lease term. There is one 5-year option to renew the lease with the rental rate per square foot determined at 95% of the then fair market. Berlex Laboratories, a research-based pharmaceutical company, is the United States affiliate of Bayer Schering
      Pharma, headquartered in Berlin, Germany. Bayer Schering Pharma offers pharmaceuticals, health care products, agricultural products and polymers.
      Bayer Schering Pharma operates in three groups: Health Care, Crop Science and Material Science. The Health Care group produces prescription pharmaceuticals and over the counter drugs. The Crop Science group develops, produces and markets a portfolio of fungicides, herbicides, insecticides and seed treatment products. The Material Science group sells plastics granules, sheets and films, polyurethanes and inorganic basic chemicals. Bayer Schering Pharma distributes its products through wholesalers, pharmacies and hospitals. Bayer Schering Pharma has operations in Europe, North America, Asia Pacific, Latin America, Africa
      and the Middle East. As of the fiscal year ended December 31, 2006, Bayer
      AG reported revenue of approximately $38.2 billion, net income of $355.2 million and stockholder equity of $16.1 billion.

o     GARVEY SCHUBERT (not rated) occupies 47,710 square feet (9.6% of square feet, 14.4% of rental income) under numerous lease terms ranging from 12 to 20 years, all expiring from December 1, 2012 through December 31, 2012.
      The current rental rate per square foot of $30.00 increases to $36.00 on
      January 1, 2008. There are two 5-year options to renew the lease with the rental rate per square foot determined at 95% of the then fair market.
      Garvey Schubert Barer is a full-service law firm with more than 120 lawyers serving clients in the United States and abroad, with particular focus on the Pacific Rim. Garvey Schubert Barer serves as outside counsel to established market leaders, newly launched enterprises and governmental bodies. Offices are located in Beijing, New York, Portland, Seattle and
      Washington, D.C.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting
EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities
LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important
Notice Regarding the Offered Certificates" in this free writing prospectus.

                                       66

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                                SECOND & SENECA

--------------------------------------------------------------------------------

THE LOAN:

o     The Second & Seneca Mortgage Loan is a $175.0 million, ten-year fixed rate loan secured by a first mortgage on a central business district office complex located in Seattle, King County, Washington. The Second & Seneca
      Mortgage Loan is interest only for the entire loan term, matures on May 1,
      2017 and accrues interest at an annual rate, rounded to three decimal places, of 5.538%.

THE BORROWER:

o     The Second & Seneca Borrower is Second and Seneca (Seattle), L.P., a
      Delaware limited partnership and a single purpose bankruptcy remote entity with at least two independent directors for which the Second & Seneca
      Borrower's legal counsel has delivered a non-consolidation opinion. Equity ownership is held 100% by Second and Seneca (Seattle) Mezz, L.P. Through a
      series of intermediate ownership levels, equity ownership of the Second &
      Seneca Borrower is eventually held by Tishman Speyer.

o     Tishman Speyer is one of the leading owners, developers, fund managers and operators of first-class real estate in the world. Since its inception in
      1978, Tishman Speyer has acquired, built or developed more than 230 properties totaling over 100 million square feet and over 14,000 residential units representing $40 billion in total value across the
      United States, Europe, Latin America and Asia. Signature properties include Rockefeller Center and the Chrysler Center in New York City, Sony
      Center in Berlin and Torre Norte in Sao Paolo.

THE PROPERTY:

o     The Second & Seneca Mortgaged Property consists of a fee simple interest in a central business district Class "A" office complex consisting of two buildings. Seneca I is a 22-story building with 422,382 square feet built in 1991 and Seneca II is a four-story building with 74,889 square feet built in 1967. The improvements contain a total of 497,271 net rentable square feet and are situated on 1.29 acres.

o     The buildings are fully sprinklered and a high-rise life safety fire alarm system is installed in each. Additional improvements include two subterranean parking garages, one for each building, containing a total of
      553 spaces. Seneca I is serviced by 11 elevators and Seneca II is serviced by three elevators.

o     The Second & Seneca Mortgaged Property is located at the intersection of
      Second Avenue and Seneca Street in the Seattle central business district.
      The Seattle central business district is a lively tourist and convention attraction, a strong shopping area, a thriving residential center, and a regional cultural and entertainment hub. The Second & Seneca Mortgaged
      Property's location provides convenient access to the financial center, the Puget Sound Central Waterfront and the Seattle central business district's retail core.

o     The Second & Seneca Borrower is generally required at its sole cost and expense to keep the Second & Seneca Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

o     The Second & Seneca Borrower is required, in accordance with the related loan documents, to obtain insurance against perils and acts of terrorism, provided that the Second & Seneca Borrower is only required to purchase as much terrorism insurance as may be obtained for a premium equal to
      $150,000 per annum (as adjusted annually to reflect any increase during the preceding year in the consumer price index).

PROPERTY MANAGEMENT:

o     Tishman Speyer Properties, L.P. manages the Second & Seneca Mortgaged
      Property. Tishman Speyer Properties, a Second & Seneca Borrower related entity founded in 1978 and headquartered in New York City, currently manages three properties containing a total of approximately 1.0 million square feet located in Seattle. Since 1978, Tishman Speyer has acquired, built, or developed a portfolio of over 100 million square feet representing $40.0 billion in total value across the United States,
      Europe, and Latin America.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting
EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities
LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important
Notice Regarding the Offered Certificates" in this free writing prospectus.

                                       67

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                                SECOND & SENECA

--------------------------------------------------------------------------------

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o     None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o     Not Allowed.

PARTIAL DEFEASANCE:

o     At any time following 24 months after the closing date of the securitization, the Second & Seneca Borrower will have the right to cause the release of the portion of the Second & Seneca Mortgaged Property identified in the related loan documents as the "Second and Seneca Two
      Property", in connection with the transfer of such portion of the Second and Seneca Mortgaged Property to an unaffiliated third party, subject to the satisfaction of certain conditions, including, but not limited to: (i)
      no event of default exists; (ii) delivery of a pledge and security agreement in form and substance satisfactory to a prudent lender and defeasance collateral meeting the requirements of the related loan agreement; the Second & Seneca Borrower must sever the indebtedness related to the Second & Seneca Mortgage Loan and deliver two notes to the mortgagee, the first of which must equal 110% of the amount of the Second
      & Seneca Mortgage Loan allocated to the Second & Seneca Two Property and the second of which must equal the remainder; (iv) after giving effect to such release the debt service coverage ratio must be not less than the greater of (A) the debt service coverage ratio for the Second & Seneca
      Mortgaged Property (including the Second and Seneca Two Property) in effect immediately prior to such release and (B) the debt service coverage ratio for the Second & Seneca Mortgaged Property in effect as of the closing date of the Second & Seneca Mortgage Loan; and (v) confirmation from the rating agencies that such a release will not result in a downgrade, withdrawal or qualification of the ratings issued, or to be issued, in connection with a securitization involving the Second & Seneca
      Mortgage Loan.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting
EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities
LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important
Notice Regarding the Offered Certificates" in this free writing prospectus.

                                       68

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                                SECOND & SENECA

--------------------------------------------------------------------------------

                            [MAP OF SECOND & SENECA]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting
EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities
LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important
Notice Regarding the Offered Certificates" in this free writing prospectus.

                                       69

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                                 PACIFICA TOWER

--------------------------------------------------------------------------------

                          [2 PHOTOS OF PACIFICA TOWER]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting
EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities
LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important
Notice Regarding the Offered Certificates" in this free writing prospectus.

                                       70

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                                 PACIFICA TOWER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                            Bank of America
LOAN PURPOSE:                           Acquisition
ORIGINAL NOTE A PRINCIPAL               $166,250,000
     BALANCE:
FIRST PAYMENT DATE:                     May 1, 2007
TERM/AMORTIZATION:                      126/0 months
INTEREST ONLY PERIOD:                   126 months
MATURITY DATE:                          October 1, 2017
EXPECTED NOTE A MATURITY                $166,250,000
     BALANCE:
BORROWING ENTITY:                       Pacifica Tower LLC
INTEREST CALCULATION:                   Actual/360
CALL PROTECTION:                        Yield Maintenance: 27 Payments
                                        Yield Maintenance or Defeasance:
                                        92 Payments
                                        Open: 7 payments
UP-FRONT RESERVES:
  DEBT SERVICE RESERVE:                 $3,519,164
  TI/LC RESERVE:                        $2,716,000
  OTHER RESERVE(1):                     $5,160,000
ADDITIONAL FINANCING                    $17,250,000 Note B
LOCKBOX:                                Hard
--------------------------------------------------------------------------------

(1)   Other Reserve consists of a Re-imaging Capital Expenditure

--------------------------------------------------------------------------------
                     FINANCIAL INFORMATION
--------------------------------------------------------------------------------
WHOLE LOAN CUT-OFF DATE
     BALANCE:                           $183,500,000
NOTE A CUT-OFF DATE BALANCE:            $166,250,000
NOTE B CUT-OFF DATE BALANCE:            $17,250,000

                                         Whole Loan    Whole Loan
                                         (excluding    (including
                                          Note B)       Note B)(1)
                                        ------------   -----------
CUT-OFF DATE LTV(2):                        80.3%        88.6%
MATURITY DATE LTV:                          80.3%        88.6%
UNDERWRITTEN DSCR:                          1.28x        1.12x
MORTGAGE RATE(3):                           5.611%       7.500%
--------------------------------------------------------------------------------

(1)   The Note B is not part of the Trust Fund.

(2)   Based on an "as-is" value. Based on an "as-stabilized" value of
      $233,300,000 as of May 15, 2010 the Cut-off Date LTV excluding Note B is
      71.3% and including Note B is 78.7%.

(3)   Mortgage rate rounded to three decimal places.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                          Office
PROPERTY SUB-TYPE:                      Suburban
LOCATION:                               San Diego, California
YEAR BUILT/RENOVATED:                   1990/2007
NET RENTABLE SQUARE FEET:               314,118
CUT-OFF BALANCE PER SF:                 $529
OCCUPANCY AS OF 05/01/2007:             90.7%
OWNERSHIP INTEREST:                     Fee
PROPERTY MANAGEMENT:                    The Irvine Company, LLC
UNDERWRITTEN NET CASH FLOW(1):          $12,081,100
APPRAISED VALUE:                        $207,100,000
--------------------------------------------------------------------------------

(1)   The Underwritten Net Cash Flow is based on a cash flow whereby the
      Pacifica Tower Mortgaged Property achieve projected occupancy and rental rates. The "as-is" DSCR excluding Note B is 0.85x and including Note B is
      0.74x based on an underwritten as-is net cash flow of $7,999,433.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting
EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities
LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important
Notice Regarding the Offered Certificates" in this free writing prospectus.

                                       71

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                                 PACIFICA TOWER

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                 FINANCIAL INFORMATION
------------------------------------------------------------------------------------------------------------------
                                                                                 ANNUALIZED
                                            FULL YEAR          FULL YEAR          10 MONTHS
                                          (12/31/2004)       (12/31/2005)       (10/31/2006)       UNDERWRITTEN
                                        ----------------   ----------------   ----------------   -----------------

Effective Gross Income .............     $ 11,844,658        $ 11,065,412       $ 11,157,908      $  18,457,195
Total Expenses .....................     $  3,075,716        $  3,230,436       $  3,310,008      $   5,773,132
Net Operating Income (NOI) .........     $  8,768,942        $  7,834,976       $  7,847,900      $  12,684,063
Cash Flow (CF) .....................     $  8,690,168        $  7,321,583       $  7,563,859      $  12,081,100(1)
DSCR on NOI ........................            0.93x               0.83x              0.83x              1.34x
DSCR on CF .........................            0.92x               0.77x              0.80x              1.28x
------------------------------------------------------------------------------------------------------------------

(1)   The Underwritten Net Cash Flow is based on a cash flow whereby the
      Pacifica Tower Mortgaged Property achieve projected occupancy and rental rates. The "as-is" DSCR excluding Note B is 0.85x and including Note B is
      0.74x based on an underwritten as-is net cash flow of $7,999,433.

--------------------------------------------------------------------------------------------------------------------------------
                                                          TENANT INFORMATION(1)
--------------------------------------------------------------------------------------------------------------------------------
                                      RATINGS          TOTAL       % OF                  POTENTIAL   % POTENTIAL     LEASE
TOP TENANTS                      FITCH/MOODY'S/S&P   TENANT SF   TOTAL SF    RENT PSF       RENT         RENT      EXPIRATION
-------------------------------  -----------------   ---------   --------   ---------   ----------   -----------  --------------

 Wells Fargo ..................      AA/Aa1/AA+        42,103       13.4%   $ 41.23     $1,735,932       13.7%     11/30/2008(2)
 DLA Piper Rudnick ............      Not Rated         37,651       12.0    $ 37.80      1,423,208       11.2      06/30/2011
 CB Richard Ellis .............      NR/Ba1/BB+        33,773       10.8    $ 44.76      1,511,679       11.9      08/31/2016
 Equity Management ............      Not Rated         23,832        7.6    $ 43.92      1,046,647        8.3      04/30/2008
 Goodwin Procter LLP ..........      Not Rated         19,038        6.1    $ 43.20        822,442        6.5      04/30/2012
                                                     --------     ------               -----------      -----
 TOTAL ........................                       156,397       49.8%               $6,539,908       51.7%
--------------------------------------------------------------------------------------------------------------------------------

(1)   Information obtained from underwritten rent roll except for Ratings
      (Fitch/Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease.
      Calculations with respect to Rent PSF, Potential Rent and % of Potential
      Rent include base rent only and exclude common area maintenance and reimbursements.

(2)   Wells Fargo combined has three spaces. 3,539 square feet of space expires on March 14, 2010 and 38,564 square feet expire on November 30, 2008.

----------------------------------------------------------------------------------------------------
                                      LEASE ROLLOVER SCHEDULE(1)
----------------------------------------------------------------------------------------------------
                      NO. OF LEASES   EXPIRING     % OF     CUMULATIVE     CUMULATIVE     BASE RENT
YEAR OF EXPIRATION       EXPIRING        SF      TOTAL SF    TOTAL SF    % OF TOTAL SF     EXPIRING
-------------------- --------------  ---------   ---------  ----------   --------------  -----------

2008 ..............          7         82,268       26.2%      82,268         26.2%      $3,289,708
2009 ..............          3          8,267        2.6       90,535         28.8%      $  339,041
2010 ..............          3         13,823        4.4      104,358         33.2%      $  555,901
2011 ..............          9         78,325       24.9      182,683         58.2%      $2,909,084
2012 ..............          2         24,498        7.8      207,181         66.0%      $1,051,762
2013 ..............          4         23,104        7.4      230,285         73.3%      $  979,267
2015 ..............          1         10,774        3.4      241,059         76.7%      $  445,828
2016 ..............          7         43,810       13.9      284,869         90.7%      $1,891,078
Vacant ............         --         29,249        9.3      314,118        100.0%      $        0
                          ----       --------     ------
TOTAL .............         36        314,118      100.0%
----------------------------------------------------------------------------------------------------

(1)   Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting
EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities
LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important
Notice Regarding the Offered Certificates" in this free writing prospectus.

                                       72

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                                 PACIFICA TOWER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------

The four largest tenants, representing 43.7% of the net rentable square feet, are:

o     WELLS FARGO (NYSE: "WFC") (rated "AA" by Fitch, "Aa1" by Moody's and "AA+"
      by S&P) occupies 42,103 square feet (13.4% of square feet, 13.7% of rental income) under two leases of various terms, of which one is a five-year lease extension covering a total of 38,564 square feet expiring on
      November 30, 2008 and one is a three-year lease covering 3,539 square feet expiring on March 14, 2010. On the 38,564 square foot space, the current rental rate per square foot of $41.16 is constant during the remaining lease extension period. There is one five-year option remaining to extend the lease with the rental rate per square foot determined at 95% of the then fair market. On the 3,539 square foot space, the rental rate per square foot of $42.00 is constant during the remaining lease term. There are no options to extend the three-year lease. Wells Fargo provides banking and financial services in the United States. Wells Fargo operates in three segments: Community Banking, Wholesale Banking and Wells Fargo
      Financial. Community Banking offers deposit products, consumer lending and small business banking services. Wholesale Banking serves the commercial, corporate and real estate sectors. Wells Fargo Financial comprises subprime consumer finance and auto finance. Wells Fargo operates approximately 6,000 branches. As of the fiscal year ended December 31,
      2006, Wells Fargo reported revenue of approximately $40.8 billion, net income of $8.5 billion and stockholder equity of $45.9 billion.

o     DLA PIPER RUDNICK (not rated) occupies 37,651 square feet (12.0% of square feet, 11.2% of rental income) under a five-year lease expiring on June 30,
      2011. The current rental rate per square foot of $37.80 increases annually by approximately 3%. There are no options to extend the lease. DLA Piper is a corporate law firm comprising over 3,400 attorneys with 63 offices in
      24 countries. DLA Piper has twelve core service groups some of which include Real Estate, Litigation and Arbitration, Finance, Commercial
      Contracts, Restructuring, Tax and Intellectual Property. The firm's clients include local, national and global institutions.

o     CB RICHARD ELLIS (NYSE: "CBG") (not rated by Fitch, rated "Ba1" by Moody's and "BB+" by S&P) occupies 33,773 square feet (10.8% of square feet, 11.9%
      of rental income) under a ten-year lease extension period expiring on
      August 31, 2016. The current rental rate per square foot of $44.76 is constant during the remaining lease extension period. There are no options to extend the lease. CB Richard Ellis is a commercial real estate services firm. CB Richard Ellis provides development, advisory, capital markets, valuation, outsourcing, tenant representation, property and agency leasing, property sales, commercial mortgage origination and servicing, property, facilities and project management, consulting, valuation and appraisal, proprietary research, and real estate investment management.
      Commercial real estate services are provided under the CB Richard Ellis brand name. Development services are provided under the Trammell Crow brand name. CB Richard Ellis serves tenants, owners, lenders and investors in office, retail, industrial and multifamily. CB Richard Ellis operates in the Americas, Europe, the Middle East, Africa and the Asia Pacific. As
      of the fiscal year ended December 31, 2006, CB Richard Ellis reported revenue of approximately $4.0 billion, net income of $318.6 million and stockholder equity of $1.2 billion.

o     EQUITY MANAGEMENT (not rated) occupies 23,832 square feet (7.6% of square feet, 8.3% of rental income) under two leases of various terms, of which one is a three-year lease covering 4,904 square feet expiring on April 30,
      2008 and one is a five-year lease extension covering 18,928 square feet expiring on April 30, 2008. The first lease has a current rental rate per square foot of $41.40 that is constant during the remaining lease. The second lease has a current rental rate per square foot of $44.57 that is constant during the remaining lease extension period. Equity Management
      Inc. provides professional management of corporate trademark licenses, dynamic business logic and creative strategic planning for licensed products in over 125 product categories. Equity Management Inc. has created the single largest corporate licensing program in the world on behalf of General Motors. Equity Management Inc. represents over 300 trademarks and manages over 1,500 licenses.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting
EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities
LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important
Notice Regarding the Offered Certificates" in this free writing prospectus.

                                       73

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                                 PACIFICA TOWER

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE LOAN:

o     The Pacifica Tower Mortgage Loan is a $166.25 million, 10.5-year fixed rate loan secured by a first mortgage on a suburban office building located in San Diego, San Diego County, California. The Pacifica Tower
      Mortgage Loan is interest only for the entire loan term, matures on
      October 1, 2017 and accrues interest at an annual rate, rounded to three decimals of 5.611%.

THE BORROWER:

o     The Pacifica Tower Borrower is Pacifica Tower LLC, a Delaware limited liability company and a single purpose bankruptcy remote entity with at least one independent director for which the Pacifica Tower Borrower's legal counsel has delivered a non-consolidation opinion. Equity ownership is held 100% by Pacifica Tower Mezz LLC, which is 100% owned by SD
      Diversified LLC. Through a series of intermediate ownership levels, equity ownership of the Pacifica Tower Borrower is eventually held by The Irvine
      Holding Company LLC.

o     Incorporated in 1894, The Irvine Company LLC is a 140-year old privately held real estate investment company that creates master-planned communities in Orange County, California. The Irvine Ranch, the largest master-planned urban community in the United States is comprised of approximately 93,000 acres, represents nearly one-fifth of Orange County's total land area and contains portions of six cities, including the entire
      City of Irvine. The Irvine Ranch also includes portions of the cities of
      Newport Beach, Tustin, Orange, Laguna Beach and Anaheim, plus unincorporated land in Orange County. Most of The Irvine Company's land and property holdings are in Orange County, but The Irvine Holding Company
      LLC also owns property in Los Angeles, San Diego and Silicon Valley.

THE PROPERTY:

o     The Pacifica Tower Mortgaged Property consists of a fee simple interest in a suburban office building built in 1990. The 17-story improvements contain 314,118 net rentable square feet and are situated on 1.50 acres.

o     The Pacifica Tower has a ground floor restaurant, is fully sprinklered with a high-rise life safety fire alarm system. There are 127 parking spaces located in a subterranean parking garage and 1,085 parking spaces located in adjacent parking structures (reciprocal easement agreement rights) for a total of 1,212 spaces, resulting in a parking ratio of 3.9 spaces per 1,000 square feet.

o     San Diego is the homeport of the United States Navy's Pacific Fleet and is a major naval flight and marine training center. Attractions, such as the
      San Diego Zoo, Wild Animal Park, Old Town, Sea Port Village, Sea World and
      local beaches, support the local tourism industry. The Pacifica Tower
      Mortgaged Property is located one mile east of I-5 (San Diego Freeway), the major interstate freeway in southern California providing access to
      Los Angeles and Orange County to the north and San Diego to the south.

o     The Pacifica Tower Borrower is generally required at its sole cost and expense to keep the Pacifica Tower Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

o     The Pacifica Tower Borrower is required, in accordance with the related loan documents, to obtain insurance against perils and acts of terrorism, provided that the Pacifica Tower Borrower is only required to purchase as much terrorism insurance as may be obtained for a premium not to exceed
      $27,308 (plus 2.54% on each anniversary of the closing date of the
      Pacifica Tower Mortgage Loan, after the first anniversary) per annum.

PROPERTY MANAGEMENT:

o     The Irvine Company, LLC manages the Pacifica Tower Mortgaged Property. The
      Irvine Company, LLC manages its portfolio which includes approximately 400 office buildings, 40 retail centers, 90 apartment communities, two hotels, five marinas and three golf clubs.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o     $17,250,000 Note B held outside of the Trust Fund.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o     The Pacifica Tower Borrower is permitted to incur mezzanine financing upon the satisfaction of the following terms and conditions, including without limitation: (a) a permitted mezzanine lender originates such mezzanine financing; (b) the mezzanine lender will have executed an intercreditor agreement in form and substance reasonably acceptable to the mortgagee;
      and (c) the amount of such mezzanine loan will not exceed an amount which, when added to the outstanding principal balance of the Pacifica Tower
      Mortgage Loan, results in a loan-to-value ratio greater than 90% and a debt service coverage ratio of less than 1.15x.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting
EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities
LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important
Notice Regarding the Offered Certificates" in this free writing prospectus.

                                       74

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                                 PACIFICA TOWER

--------------------------------------------------------------------------------

                             [MAP OF PACIFICA TOWER]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting
EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities
LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important
Notice Regarding the Offered Certificates" in this free writing prospectus.

                                       75

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                               HPI-GSA PORTFOLIO

--------------------------------------------------------------------------------

                         [3 PHOTOS OF HPI-GSA PORTFOLIO]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting
EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities
LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important
Notice Regarding the Offered Certificates" in this free writing prospectus.

                                       76

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                               HPI-GSA PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                            Eurohypo
LOAN PURPOSE:                           Refinance
ORIGINAL PRINCIPAL BALANCE:             $125,000,000
FIRST PAYMENT DATE:                     June 6, 2007
TERM/AMORTIZATION:                      120/0 months
INTEREST ONLY PERIOD:                   120 months
MATURITY DATE:                          May 6, 2017
EXPECTED MATURITY BALANCE:              $125,000,000
BORROWING ENTITY(1):                    Various
INTEREST CALCULATION:                   Actual/360
CALL PROTECTION:                        Lockout/Defeasance: 119 payments
                                        Open: 1 payment
UP-FRONT RESERVES:
  TAX/INSURANCE RESERVE:                Yes
  TI/LC RESERVE:                        $3,700,000
  OTHER RESERVES(2):                    $13,180,000
ONGOING MONTHLY RESERVES:

  INSURANCE RESERVE:                    Yes
  TI/LC RESERVE:                        $45,757
  REPLACEMENT RESERVE:                  $29,624
  GROUND RENT RESERVE:                  Yes
LOCKBOX:                                Hard
--------------------------------------------------------------------------------

(1)   See "The Borrowers" below.

(2)   Other Reserves include the following additional reserves: (i) an
      $11,500,000 reserve relating to the existing month-to-month lease of tenant The Social Security/Office of Hearings and Appeals at the San
      Bernardino, California property. The holdback will be released upon the execution of a renewal lease by this tenant for a term of at least 5 years or a similar lease with either a federal agency or an investment grade tenant on substantially similar terms;(ii) a $1,000,000 reserve relating to the potential construction of an additional 13,000 to 15,000 square foot space at the Kansas City, Missouri property pursuant to a pending renewal of the U.S. Department of Agriculture lease for a term expiring in
      2020. The reserve will be released upon satisfaction of certain conditions specified in the loan documents, including delivery of a satisfactory estoppel certificate from the tenant certifying that the improvements have been constructed as required by the lease and (iii) a $680,000 reserve relating to a potential reassessment of the annual real property taxes for the San Bernardino property.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:                   $125,000,000
CUT-OFF DATE LTV:                       77.5%
MATURITY DATE LTV:                      77.5%
UNDERWRITTEN DSCR:                      1.29x
MORTGAGE RATE:                          5.620%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE(1):                       Various
PROPERTY SUB-TYPE:                      Various
LOCATION:                               Various (see table)
YEAR BUILT/RENOVATED:                   Various (see table)
NET RENTABLE SQUARE FEET:               915,137
CUT-OFF BALANCE PER SF:                 $137
OCCUPANCY AS OF 07/01/2007:             100.0%
OWNERSHIP INTEREST:                     Fee/Leasehold
PROPERTY MANAGEMENT:                    Various
UNDERWRITTEN NET CASH FLOW:             $9,192,670
APPRAISED VALUE:                        $161,290,000
--------------------------------------------------------------------------------

(1)   Eight properties are office buildings and two properties are industrial buildings.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting
EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities
LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important
Notice Regarding the Offered Certificates" in this free writing prospectus.

                                       77

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                               HPI-GSA PORTFOLIO

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                FINANCIAL INFORMATION
-------------------------------------------------------------------------------------------------------------------
                                            FULL YEAR          FULL YEAR         FULL YEAR
                                          (12/31/2004)       (12/31/2005)       (12/31/2006)       UNDERWRITTEN
                                        ----------------   ----------------   ----------------   ------------------

Effective Gross Income ..............      $ 17,883,212       $ 18,734,772       $ 18,778,896      $  17,811,202(1)
Total Expenses ......................      $  7,636,795       $  7,790,745       $  7,721,267      $   7,693,562
Net Operating Income (NOI) ..........      $ 10,246,417       $ 10,944,028       $ 11,057,629      $  10,117,641
Cash Flow (CF) ......................      $ 10,246,417       $ 10,944,028       $ 11,057,629      $   9,192,670(2)
DSCR on NOI .........................             1.44x              1.54x              1.55x              1.42x
DSCR on CF ..........................             1.44x              1.54x              1.55x              1.29x
-------------------------------------------------------------------------------------------------------------------

(1)   The UW Effective Gross Income reflects a 5.0% vacancy rate. The properties are 100.0% occupied by U.S. government credit tenants (AAA).

(2)   The UW Net Cash Flow reflects assumptions for replacement reserves, tenant improvements and leasing commissions.

--------------------------------------------------------------------------------------------------------------------------------
                                                         PROPERTY INFORMATION
--------------------------------------------------------------------------------------------------------------------------------
                                                                                             YEAR
                                           PROPERTY         LOCATION                        BUILT/                ALLOCATED LOAN
PROPERTY NAME                                TYPE         (CITY, STATE)     SQUARE FEET   RENOVATED   OCCUPANCY       AMOUNT
---------------------------------------  -----------  ------------------   ------------  ----------  ----------  ---------------

6501 Beacon Drive Office Building .....     Office    Kansas City, MO         324,484    2000        100.0%       $   43,595,607
Immigration & Naturalization
 Services .............................     Office    Houston, TX              92,783    1978/1997   100.0%           14,664,389
U.S. Treasury Financial
 Management(1) ........................   Industrial  Philadelphia, PA        121,028    1994        100.0%           14,502,155
Social Security Administration
 Building .............................     Office    San Bernardino, CA       39,357    1997        100.0%           11,500,000
U.S. Federal Courthouse ...............     Office    Pocatello, ID            36,318    1999        100.0%           10,520,082
IRS Files Building(2) .................   Industrial  Fresno, CA              102,325    2003        100.0%            8,038,462
USDA Forest Service Building ..........     Office    Albuquerque, NM          94,783    2001        100.0%            7,779,057
Corps of Engineers ....................     Office    Albuquerque, NM          53,612    1995        100.0%            7,608,980
Sheppard Federal Building .............     Office    Durango, CO              23,621    1999        100.0%            3,596,379
U.S. National Parks Service ...........     Office    Page, AZ                 26,826    1992        100.0%            3,194,890
                                                                              -------                -----        --------------
TOTAL/WTD. AVG.: ......................                                       915,137                100.0%       $  125,000,000
--------------------------------------------------------------------------------------------------------------------------------

(1)   Approximately 40.0% of the net rentable area consists of office space,
      30.0% of the net rentable area consists of warehouse space and the remaining 30.0% of the net rentable area consists of storage space.

(2)   Approximately 30.0% of the net rentable area consists of office space,
      60.0% of the net rentable area consists of warehouse space and the remaining 10.0% of the net rentable area consists of storage space.

---------------------------------------------------------------------------------------------------------------------------------
                                                      TENANT INFORMATION(1)
---------------------------------------------------------------------------------------------------------------------------------
                                              RATINGS                   % OF
                                               FITCH/       TOTAL       TOTAL   RENT     POTENTIAL     % POTENTIAL    LEASE
TOP TENANTS                                 MOODY'S/S&P   TENANT SF      SF      PSF       RENT            RENT     EXPIRATION
-----------------------------------------  ------------  ----------  --------  -------   -----------   -----------  -------------

U.S. Department of Agriculture
 (U.S.D.A.) .............................  AAA/Aaa/AAA    324,484       35.5%  $ 16.84   $ 5,465,601       32.5%    02/28/2010
United States Department of Treasury ....  AAA/Aaa/AAA    121,028       13.2   $ 16.35     1,979,095       11.8     05/24/2014
U.S. Internal Revenue Service (IRS File
 Storage) ...............................  AAA/Aaa/AAA    102,325       11.2   $ 13.79     1,410,830        8.4     04/30/2018(2)
U.S. Forest Service .....................  AAA/Aaa/AAA     94,783       10.4   $ 16.71     1,584,185        9.4     01/04/2011
                                                         --------      -----             -----------      -----
TOTAL ...................................                 642,620       70.2%            $10,439,711       62.1%
---------------------------------------------------------------------------------------------------------------------------------

(1)   Information obtained from underwritten rent roll except for Ratings
      (Fitch/Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease.
      Calculations with respect to Rent PSF, Potential Rent and % Potential Rent include base rent only and exclude common area maintenance charges and reimbursements.

(2)   Tenant may terminate the lease after June 30, 2013 by providing at least
      180 days written notice to the borrower.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting
EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities
LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important
Notice Regarding the Offered Certificates" in this free writing prospectus.

                                       78

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                               HPI-GSA PORTFOLIO

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                         LEASE ROLLOVER SCHEDULE(1)
------------------------------------------------------------------------------------------------
                                                                       CUMULATIVE
                      # OF LEASES   EXPIRING     % OF     CUMULATIVE   % OF TOTAL    BASE RENT
YEAR OF EXPIRATION      EXPIRING       SF      TOTAL SF    TOTAL SF        SF         EXPIRING
-------------------- ------------  ---------  ---------- -----------  -----------   ------------

2007 ..............        1(2)      39,357       4.3%       39,357         4.3%    $1,145,360
2010 ..............        1        324,484      35.5       363,841        39.8%    $5,465,601
2011 ..............        1         94,783      10.4       458,624        50.1%    $1,584,185
2012 ..............        2        119,609      13.1       578,233        63.2%    $2,315,606
2014 ..............        1        121,028      13.2       699,261        76.4%    $1,979,095
2015 ..............        1         53,612       5.9       752,873        82.3%    $  977,919
2018 ..............        2        138,643      15.1       891,516        97.4%    $2,852,943
2019 ..............        1         23,621       2.6       915,137       100.0%    $  485,483
Vacant ............       --             --        --       915,137       100.0%    $       --
                        ------     --------    ------
TOTAL .............       10        915,137       100%
------------------------------------------------------------------------------------------------

(1)   Information obtained from underwritten rent roll.

(2)   The Social Security/Office of Hearings & Appeals (Social Security
      Administration Building, San Bernardino, CA) lease is expected to be renewed for a 10-year term. At origination, an $11,500,000 holdback was taken, which will be released upon the execution of the renewal lease or a similar lease with either a federal agency or an investment grade tenant on substantially similar terms.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting
EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities
LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important
Notice Regarding the Offered Certificates" in this free writing prospectus.

                                       79

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                               HPI-GSA PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------

The four largest tenants, representing 70.2% of the total net rentable square feet, are:

o     U.S. DEPARTMENT OF AGRICULTURE (U.S.D.A.) (rated "AAA" by Fitch, "Aaa" by
      Moody's and "AAA" by S&P) occupies 324,484 square feet (35.5% of square feet and 32.5% of income) at the Kansas City, Missouri property under a lease expiring February 28, 2010. The lease provides for base rent of
      $16.84 per square foot, with annual CPI increases. The tenant has no termination rights under the lease. The U.S.D.A. is a U.S. Federal
      Executive Department (or Cabinet Department), whose purpose is to develop and execute policy on farming, agriculture and food. Despite a 2010 lease expiration, the General Services Administration ("GSA") is currently in discussions to extend the lease through 2020 for $17.22 per square foot.
      If the lease is not extended, the tenant is required to pay to the borrower a $2.0 million ($6.16 per square foot) non-renewal fee. The property was a built-to-suit for the U.S.D.A. with over $2.0 million in capital improvements invested in the property in the last three years. In addition, a TI/LC reserve in the amount of $3.7 million was funded at origination, with approximately $3.05 million expected to be available for improvements at this property. Furthermore, $0.60 per square foot will be collected monthly. The upfront and monthly TI/LC collections are expected to equal $4.55 million by USDA's lease expiration on February 28, 2010. In addition, the $2.0 million non-renewal fee is expected to result in total cash available to retenant the space of $6.55 million ($20 per square foot).

o     UNITED STATES DEPARTMENT OF TREASURY (rated "AAA" by Fitch, "Aaa" by
      Moody's and "AAA" by S&P) occupies 121,028 square feet (13.2% of square feet and 11.8% of income) at the Philadelphia, Pennsylvania property expiring May 25, 2014. The lease provides for base rent of $16.35 per square foot, with annual CPI increases. The tenant has no termination rights under the lease. The U.S. Department of the Treasury is a Cabinet
      Department and the treasury of the U.S. government.

o     U.S. INTERNAL REVENUE SERVICE (IRS File Storage) (rated "AAA" by Fitch,
      "Aaa" by Moody's and "AAA" by S&P) occupies 102,325 square feet (11.2% of square feet and 8.4% of income) at the Fresno, California property expiring April 30, 2018. The lease provides for base rent of $13.79 per square foot, with annual CPI increases. The lease may be terminated at tenant's option at any time after June 23, 2013 by giving at least 180 days written notice to the borrower.

o     U.S. FOREST SERVICE (rated "AAA" by Fitch, "Aaa" by Moody's and "AAA" by
      S&P) occupies 94,783 square feet (10.4% of square feet and 9.4% of income)
      at the Albuquerque, New Mexico property expiring January 4, 2011. The lease provides for base rent of $16.71 per square foot, with annual CPI increases. The tenant has no termination rights under the lease. The U.S.
      Forest Service is an agency of the U.S. Department of Agriculture that administers the nation's national forests and national grasslands.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting
EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities
LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important
Notice Regarding the Offered Certificates" in this free writing prospectus.

                                       80

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                                HPI-GSA PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE LOAN:

o     The HPI-GSA Portfolio Mortgage Loan is a $125.0 million, ten-year loan secured by a first mortgage on eight office and two industrial (flex space) properties containing a total of 915,137 square feet in nine markets across the United States. The HPI-GSA Mortgage Loan is interest-only for the entire loan term, matures on May 6, 2017 and accrues interest at an annual rate of 5.620%.

THE BORROWERS:

o     The HPI-GSA Portfolio Borrowers are HP1/GSA - 1B, L.L.C.; HPI/GSA - 4C,
      L.P.; HPI/GSA - 1F, LLC; HPI/GSA - 3A, LLC; HPI/GSA - 3B, LLC; HPI/GSA -
      3C, LLC; HPI/GSA - 3D, LLC; HPI/GSA - 4A, L.L.C.; HPI/GSA - 1H, L.P. and
      HPI/GSA-1D, L.P., all of which are single purpose, bankruptcy remote entities with two independent directors (eight are Delaware limited liability companies and three are Delaware limited partnerships). A non-consolidation opinion was delivered to lender by the HPI-GSA
      Borrowers' legal counsel at origination of the HPI-GSA Portfolio Mortgage
      Loan. The HPI-GSA Portfolio Borrowers are indirectly owned and controlled by HPI Group and Abbestate Holding, Inc. ("Abbestate").

o     Abbestate is indirectly owned and controlled by Anton Bucher. HPI Group
      ("HPI") is indirectly owned and controlled by Michael Verruto and David
      Givner and their affiliates. HPI evolved from Hesta Properties Inc., a direct subsidiary of Hesta AG, and was established to invest in real estate in the United States. HPI consists of two primary entities, HPI
      Capital ("HPI Capital") and HPI Management ("HPI Management"), with all portfolio assets held in separate, special purpose partnership entities.
      HPI Capital is a real estate investment organization that has assembled the residential, commercial and retail properties held by its partners throughout the continental United States. In addition to the HPI-GSA
      Portfolio Mortgaged Properties, HPI Capital's portfolio includes controlling interests in a portfolio of three power shopping centers in the Southwest and Midwest and 17 GSA-occupied office buildings throughout the United States.

THE PROPERTIES:

o     The HPI-GSA Portfolio Mortgaged Properties consist of eight office and two industrial (flex space) properties, totaling 915,137 square feet in nine markets across the United States.

o     The HPI-GSA Portfolio Mortgaged Properties are dispersed among nine markets in eight states as follows: one in Kansas City, Missouri (totaling
      324,484 square feet or 35.5% of square feet), two in Albuquerque, New
      Mexico (totaling 148,395 square feet or 16.2% of square feet), one in
      Philadelphia, Pennsylvania (totaling 121,028 square feet or 13.2% of square feet), one in Fresno, California (totaling 102,325 square feet or
      11.2% of square feet), one in Houston, Texas (totaling 92,783 square feet or 10.1% of square feet), one in San Bernardino, California (totaling
      39,357 square feet or 4.3% of square feet), one in Pocatello, Idaho
      (totaling 36,318 square feet or 4.0% of square feet), one in Page, Arizona
      (totaling 26,826 square feet or 2.9% of square feet), and one in Durango,
      Colorado (totaling 23,621 square feet or 2.6% of square feet).

o     The HPI-GSA Portfolio Mortgaged Properties were built between 1978 and
      2003. The largest property, occupied by the U.S. Department of Agriculture
      (Kansas City, Missouri; 35.5% of square feet), was a built-to-suit for the current tenant. Collectively, the HPI-GSA Portfolio Mortgaged Properties
      are currently 100% leased to 10 GSA tenants. All leases are backed by the full faith and credit of the U.S. government. The weighted average lease term is 14 years.

o     Four of the HPI-GSA Portfolio Mortgaged Properties are subject to a ground lease and the related borrower granted the lender a mortgage on its leasehold interest in the related property. The HPI-GSA Portfolio
      Mortgaged Property located in Pocatello, Idaho is subject to a ground lease expiring on August 20, 2097. The HPI-GSA Portfolio Mortgaged
      Property located in Fresno, California is subject to a ground lease expiring on May 31, 2103. The HPI-GSA Portfolio Mortgaged Property located in Durango, Colorado is subject to a ground lease expiring on August 20,
      2097. The HPI-GSA Portfolio Mortgaged Property located in Albuquerque, New
      Mexico is subject to a ground lease expiring on December 31, 2100.

o     The HPI-GSA Portfolio Borrower is generally required at its sole cost and expense to keep the HPI-GSA Portfolio Mortgaged Properties insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       81

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                                HPI-GSA PORTFOLIO

--------------------------------------------------------------------------------

o     The HPI-GSA Portfolio Borrowers are required, in accordance with the related loan documents, to obtain insurance against perils and acts of terrorism, provided that, the HPI-GSA Portfolio Borrowers are only required to purchase as much terrorism insurance as may be obtained for a premium equal to 1.5 times the amount of the then-current annual premium for the all-risk coverage provided that, if (i) terrorism insurance is customarily maintained by owners and/or operators of office buildings in the same class as each individual HPl-GSA Portfolio Mortgaged Property in the region in which such HPI-GSA Portfolio Mortgaged Property is located are generally obtaining terrorism insurance, (ii) lenders financing office buildings in the same class as each individual HPI-GSA Portfolio Mortgaged
      Property in the region in which such HPI-GSA Portfolio Mortgaged Property are generally requiring terrorism insurance as a condition to such financing or (iii) the HPI-GSA Portfolio Borrowers or their affiliates are obtaining terrorism insurance on any other office buildings in the same class as each individual HPI-GSA Portfolio Mortgaged Property in the region in which such HPI-GSA Portfolio Mortgaged Property, then the
      HPI-GSA Portfolio Borrowers will be required to maintain such terrorism insurance, regardless of the cost of the related insurance premiums.

PROPERTY MANAGEMENT:

o     The HPI-GSA Portfolio Mortgaged Properties are managed by Aardex
      Corporation, Inc. (the subject properties include the U.S. National Parks
      Service Building, the Sheppard Federal Building, the Corps of Engineers
      Building, the I.R.S. Files Building, the U.S. Federal Courthouse Building
      and the U.S.D.A. Forest Service Building), Business Solutions, Inc. (the
      subject properties include the 6501 Beacon Drive Office Building and the
      Social Security Administration Building), LCOR Asset Management Limited
      Partnership (U.S. Treasury Financial Management Building) and Means Knaus
      Partners, LP (the Immigration & Naturalization Service Building), none of which are affiliated with the HPI-GSA Portfolio Borrowers.

COLLATERAL RELEASE:

o     The HPI-GSA Portfolio Mortgage Loan permits the release of an unimproved portion of the San Bernardino property to a third party without payment of a release price. The parcel was not given any value in connection with either the underwriting or appraisal of the HPI-GSA Portfolio Mortgage
      Loan.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o     None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o     Not allowed.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       82

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                                HPI-GSA PORTFOLIO

--------------------------------------------------------------------------------

                          [4 MAPS OF HPI-GSA PORTFOLIO]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       83

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                               JQH HOTEL PORTFOLIO

--------------------------------------------------------------------------------

                        [5 PHOTOS OF JQH HOTEL PORTFOLIO]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       84

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                              JQH HOTEL PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                            Eurohypo
LOAN PURPOSE:                           Refinance
ORIGINAL PRINCIPAL BALANCE:             $100,000,000(1)
FIRST PAYMENT DATE:                     June 6, 2007
TERM/AMORTIZATION:                      120/0 months
INTEREST ONLY PERIOD:                   120 months
MATURITY DATE:                          May 6, 2017
EXPECTED MATURITY BALANCE:              $100,000,000
BORROWING ENTITY:                       Richardson Hammons, LP
INTEREST CALCULATION:                   Actual/360
CALL PROTECTION:                        Lockout/Defeasance:
                                        116 payments
                                        Open: 4 payments

UP-FRONT RESERVES:
  FF&E RESERVE(2):                      $175,006
ONGOING MONTHLY RESERVES(3):
  TAX/INSURANCE RESERVE:                No
  FF&E RESERVE:                         $175,006
PARI PASSU DEBT:                        Note A-2 -- $50,000,000
FUTURE MEZZANINE DEBT:                  Yes
LOCKBOX(4):                             Springing
--------------------------------------------------------------------------------

(1)   The $150 million mortgage loan has been split into two pari passu A Notes:
      a $100 million A-1 Note (included in the trust) and a $50 million A-2 Note
      (not included in the trust).

(2)   Provided that the borrower has spent, or in the mortgagee's reasonable determination is spending, at least 2% of gross revenue on FF&E in a fiscal year, then the borrower is permitted to substitute for its monthly deposit obligations either (i) a letter of credit in the face amount of $4 million or (ii) a guaranty from a creditworthy person or entity acceptable to the mortgagee guaranteeing payment of the borrower's FF&E deposits, up to the amount of $4 million.

(3)   In lieu of tax, insurance and ground rent reserves, at origination the borrower delivered guarantees in favor of the mortgagee from John Q.
      Hammons and John Q. Hammons Revocable Trust guaranteeing payment of taxes, insurance premiums and ground rents.

(4)   During the existence of a Cash Management Period, funds are required to be transferred to a mortgagee-controlled account on a daily basis. A "Cash
      Management Period" is the period during which either (i) an "event of default" under the loan documents exists or (ii) the debt service coverage ratio falls below 1.20x for two consecutive calendar quarters based on the trailing twelve (12) month financial results), provided that the borrower has not deposited with the mortgagee cash or a letter of credit in an amount, which if applied to the then outstanding principal balance of the mortgage loan, would cause the debt service coverage ratio to be at least
      1.20x.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
WHOLE LOAN CUT-OFF DATE BALANCE:        $150,000,000
NOTE A-1 CUT-OFF DATE BALANCE(1):       $100,000,000
NOTE A-2 CUT-OFF DATE BALANCE(1):       $50,000,000
CUT-OFF DATE LTV(1):                    73.0%
MATURITY DATE LTV(1):                   73.0%
UNDERWRITTEN DSCR(1):                   1.74x
MORTGAGE RATE:                          5.701%
--------------------------------------------------------------------------------

(1)   Calculated based on the aggregate cut-off date principal balance of the
      A-1 note (included in the trust) and the A-2 note (not included in the trust).

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                          Hotel
PROPERTY SUB-TYPE:                      Various
LOCATION:                               Various
YEAR BUILT/RENOVATED:                   Various
NO. OF KEYS:                            1,160
CUT-OFF BALANCE PER KEYS(1):            $129,310
OCCUPANCY AS OF 12/31/2006:             70.2%
OWNERSHIP INTEREST:                     Fee/Leasehold
PROPERTY MANAGEMENT:                    John Q. Hammons Hotels
                                        Management, LLC
UNDERWRITTEN NET CASH FLOW:             $15,115,277
APPRAISED VALUE:                        $205,600,000
--------------------------------------------------------------------------------

(1)   Calculated based on the aggregate cut-off date principal balance of the
      A-1 note (included in the trust) and the A-2 note (not included in the trust).

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       85

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                               JQH HOTEL PORTFOLIO

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                        FINANCIAL INFORMATION
------------------------------------------------------------------------------------------------------
                                          FULL YEAR      FULL YEAR      FULL YEAR
                                        (12/31/2004)   (12/31/2005)   (12/31/2006)     UNDERWRITTEN
                                        ------------   ------------   ------------     --------------

Effective Gross Income ..............   $ 21,602,837   $ 26,737,757   $ 33,875,417(1)  $ 35,950,320(1)
Total Expenses ......................   $ 12,175,989   $ 15,786,199   $ 18,962,975     $ 19,259,992
Net Operating Income (NOI) ..........   $  9,426,848   $ 10,951,558   $ 14,912,442     $ 16,690,328
Cash Flow (CF) ......................   $  9,426,848   $ 10,951,558   $ 14,912,442     $ 15,115,277
DSCR on NOI .........................                                        1.72x            1.93x
DSCR on CF ..........................                                        1.72x            1.74x
------------------------------------------------------------------------------------------------------

(1)   The increase in effective gross income in 2006 from 2005 is attributable to the additional revenue generated by the Embassy Suites -- St. Charles property, which opened for business in July 2005. The property operating performance continues to improve as the property nears stabilization.

----------------------------------------------------------------------------------------------------
                       OPERATIONAL STATISTICS -- EMBASSY SUITES -- FRANKLIN
----------------------------------------------------------------------------------------------------
                                          2004           2005           2006           UNDERWRITTEN
                                        ------------   ------------   ------------     ------------

Average Daily Rate (ADR) ............     $111.67        $120.32        $132.77        $ 140.18(1)
Occupancy ...........................        70.5%          71.7%          74.7%           74.1%(1)
RevPAR ..............................     $ 78.68        $ 86.32        $ 99.22          103.92
Penetration Rate(2) .................       155.4%         154.3%         149.0%
----------------------------------------------------------------------------------------------------

(1)   Occupancy and ADR based on the borrower's 2007 budget.

(2)   RevPar Penetration Rate based on a December 31, 2006 Smith Travel Research
      Report.

----------------------------------------------------------------------------------------------------
                   OPERATIONAL STATISTICS -- RENAISSANCE DALLAS RICHARDSON HOTEL
----------------------------------------------------------------------------------------------------
                                          2004           2005           2006           UNDERWRITTEN
                                        ------------   ------------   ------------     ------------

Average Daily Rate (ADR) ............     $105.33        $116.54        $126.41         $129.04(1)
Occupancy ...........................        63.8%          62.0%          63.3%           65.3%(1)
RevPAR ..............................     $ 67.24        $ 72.28        $ 79.96         $ 84.32
Penetration Rate(2) .................       152.2%         137.4%         129.8%
----------------------------------------------------------------------------------------------------

(1)   Occupancy and ADR based on the borrower's 2007 budget.

(2)   RevPar Penetration Rate based on a December 31, 2006 Smith Travel Research
      Report.

----------------------------------------------------------------------------------------------------
                      OPERATIONAL STATISTICS -- EMBASSY SUITES -- ST. CHARLES
----------------------------------------------------------------------------------------------------
                                            2004           2005           2006         UNDERWRITTEN
                                        ------------   ------------   ------------     ------------

Average Daily Rate (ADR) ............       NAV          $108.82        $115.58         $122.64(1)
Occupancy ...........................       NAV             52.4%          68.0%           69.3%(1)
RevPAR ..............................       NAV          $ 57.03        $ 78.63         $ 85.01
Penetration Rate(2) .................       NAV             93.9%         124.1%
----------------------------------------------------------------------------------------------------

(1)   Occupancy and ADR based on the borrower's 2007 budget. The hotel was opened in July 2005 and was in stabilization during 2006.

(2)   RevPar Penetration Rate based on a December 31, 2006 Smith Travel Research
      Report.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       86

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                               JQH HOTEL PORTFOLIO

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                        OPERATIONAL STATISTICS -- RESIDENCE INN BY MARRIOTT
----------------------------------------------------------------------------------------------------
                                            2004           2005           2006         UNDERWRITTEN
                                        ------------   ------------   ------------     ------------

Average Daily Rate (ADR) ..........        $90.03         $94.11        $102.79         $105.54(1)
Occupancy .........................          82.6%          82.2%          82.0%           81.1%(1)
RevPAR ............................        $74.33         $77.39        $ 84.29         $ 85.63
Penetration Rate(2) ...............         175.2%         173.2%         178.1%
----------------------------------------------------------------------------------------------------

(1)   Occupancy and ADR based on the borrower's 2007 budget.

(2)   RevPar Penetration Rate based on a December 31, 2006 Smith Travel Research
      Report.

----------------------------------------------------------------------------------------------------
                          OPERATIONAL STATISTICS -- COURTYARD BY MARRIOTT
----------------------------------------------------------------------------------------------------
                                            2004           2005           2006         UNDERWRITTEN
                                        ------------   ------------   ------------     ------------

Average Daily Rate (ADR) ............      $95.07         $99.09        $103.48         $109.63(1)
Occupancy ...........................        69.3%          72.0%          72.1%           70.8%(1)
RevPAR ..............................      $65.92         $71.31        $ 74.65         $ 77.63
Penetration Rate(2) .................       148.5%         165.7%         178.6%
----------------------------------------------------------------------------------------------------

(1)   Occupancy and ADR based on the borrower's 2007 budget.

(2)   RevPar Penetration Rate based on a December 31, 2006 Smith Travel Research
      Report.

----------------------------------------------------------------------------------------------------
                                       PORTFOLIO PROPERTIES
----------------------------------------------------------------------------------------------------
                                                                      CUT-OFF DATE      YEAR BUILT/
PROPERTY NAME                           PROPERTY LOCATION   ROOMS   ALLOCATED BALANCE    RENOVATED
-------------                           -----------------   -----    ----------------   -----------

Embassy Suites -- Franklin ..........   Franklin, TN        250      $ 33,066,666.67      2001/2006
Renaissance Dallas Richardson Hotel .   Richardson, TX      336      $ 29,333,333.33        2001/NA
Embassy Suites -- St. Charles .......   St Charles, MO      296      $ 16,200,000.00        2005/NA
Courtyard by Marriott ...............   Springfield, MO     142      $  9,533,333.33      2000/2006
Residence Inn by Marriott ...........   Springfield, MO     136      $ 11,866,666.67        2001/NA
----------------------------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       87

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                               JQH HOTEL PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE LOAN:

o     The JQH Hotel Portfolio Loan is a $100 million pari passu note (A-1 Note), ten-year loan secured by a first mortgage on five hotel properties: (i)
      the Embassy Suites -- Franklin located in Franklin, Tennessee, (ii) the
      Renaissance Dallas Richardson Hotel located in Richardson (Dallas), Texas,
      (iii) the Embassy Suites-St. Charles located in St. Charles, Missouri,
      (iv) the Residence Inn by Marriott located in Springfield, Missouri, and
      (v) the Courtyard by Marriott located in Springfield, Missouri
      (collectively, the "JQH Hotel Portfolio"). The JQH Hotel Portfolio Loan is
      part of a split loan structure evidenced by two pari passu promissory notes, the A-1 Note (included in the trust), and the A-2 Note in the original principal amount of $50 million (not included in the trust). The
      JQH Hotel Portfolio Loan is interest-only for the entire loan term, matures on May 6, 2017 and accrues interest at an annual rate of 5.701%.

THE BORROWER:

o     The JQH Hotel Portfolio Borrower, Richardson Hammons, LP, is a single purpose, bankruptcy remote entity with two independent directors for which a non-consolidation opinion has been issued by the JQH Hotel Portfolio
      Borrower's legal counsel. 100% of the equity ownership in the JQH Hotel
      Portfolio Borrower is held, indirectly, by the Revocable Trust of John Q.
      Hammons u/t/d December 28, 1989, as amended and restated for the benefit of John Q. Hammons (the "JQH Hotel Portfolio Trust").

o     Headquartered in Springfield, Missouri, John Q. Hammons operates properties nationwide under the following brands: Embassy Suites Hotels,
      Renaissance, Marriott, Radisson, Residence Inn, Homewood Suites by Hilton,
      Holiday Inn, Holiday Inn Express and Courtyard by Marriott. The JQH Hotel
      Portfolio Trust owns and/or manages 63 hotels, including 27 Embassy Suites
      Hotels, located in 22 states, with more than 1.8 million square feet of meeting and convention space under management.

THE PROPERTIES:

o     The Embassy Suites -- Franklin is a nine-story, full-service hotel located in Franklin, Tennessee, a southern suburb of Nashville. Opened in 2001, the property features a 250-room, all-suite format with the signature
      Embassy Suites atrium lobby and 15,000 square feet of meeting and event space. Other property amenities include cooked-to-order complimentary breakfast, Nightly Manager's Reception, complimentary high-speed internet, available laundry/valet service, indoor pool and fitness room, full-service business center, on-site restaurant and lounge (The Athletic
      Club Bar & Grill), and on-site convenience store. As of November 2006, the
      Embassy Suites - Franklin was the #6 ranked Hilton property based on overall customer service. The 2006 occupancy at the property was 74.7%
      with an ADR of $132.77 resulting in a RevPAR of $99.22.

o     The Renaissance Dallas Richardson Hotel is a 12-story, full-service hotel located in Richardson, Texas, a northern suburb of Dallas. Opened in 2001, the property features 336 guestrooms including 42 suites and over 30,000 square feet of meeting space. Other property amenities include cooked-to-order complimentary breakfast, laundry/valet service, indoor pool and fitness room, full-service business center, two on-site restaurants (Caffeina's Cafe and Maestro's) and lounge (Take 5), gift shop, and off-site spa (Always at Peace Day Spa (not included in the collateral)). As of November 2006, the Renaissance Dallas Richardson Hotel
      was the #7 ranked Renaissance property based on overall customer satisfaction. The 2006 occupancy at the property was 63.3% with an ADR of
      $126.41 resulting in a RevPAR of $79.96.

o     The Embassy Suites -- St. Charles is a 12-story, full-service hotel located in St. Charles, Missouri which is approximately ten miles west of
      St. Louis. Opened in July 2005, the property features a 296-room, all-suite format with the signature Embassy Suites atrium lobby. The property is attached to the recently completed St. Charles Conference
      Center (not included in the collateral) which contains 154,000 square feet of meeting and event space with a capacity of over 3,000 people. As of
      November 2006, the Embassy Suites -- St. Charles was the #2 ranked Hilton property based on overall customer service. The 2006 occupancy at the hotel was 68.0% with an ADR of $115.58 resulting in a RevPAR of $78.63.

      The Embassy Suites -- St. Charles property is subject to a ground lease with the City of St. Charles, Missouri, for a 55-year initial term, which commenced on May 1, 2003 and expires on April 30, 2058 with four 10-year renewal options at a fixed annual payment of $100.00.

o     The Courtyard by Marriott is a three-story hotel located one mile from the
      Springfield//Branson Regional Airport. Opened in 2000, the property features 142 guestrooms (including four suites) and seven meeting rooms comprising 4,199 square feet of meeting space. Other property amenities include cooked-to-order breakfast, complimentary high-speed internet access (wired and wireless), complimentary 24-hour shuttle to the
      Springfield-Branson airport, complimentary newspaper delivered to each guestroom, complimentary on-site parking, indoor pool and hot tub, and fitness center. The 2006 occupancy was 72.1% with an ADR of $103.48 resulting in a RevPAR of $74.65.

o     The Residence Inn by Marriott is a four-story hotel located in
      Springfield, Missouri. Opened in 2001, the property features 136 extended stay suites and 2,000 square feet of meeting space. Other amenities include a Nightly Manager's Reception, high-speed internet access (wired and wireless), available on-site laundry, heated outdoor pool, Jacuzzi, fitness room, and full-service business center. The 2006 occupancy was
      82.0% with an ADR of $102.79 resulting in a RevPAR of $84.29.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       88

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                              JQH HOTEL PORTFOLIO

--------------------------------------------------------------------------------

o     Each property franchise agreement is for a term of 20 years and extends beyond the loan term.

o     The JQH Hotel Portfolio Borrower is generally required at its sole cost and expense to keep the JQH Hotel Portfolio Mortgaged Properties insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

o     The JQH Hotel Portfolio Borrower is required, in accordance with the related loan documents, to obtain insurance against perils and acts of terrorism, provided that, the JQH Hotel Portfolio Borrower is only required to purchase as much terrorism insurance as may be obtained for a premium equal to 2 times the amount of the annual premium for the all-risk coverage and business income coverage during the immediately preceding calendar year.

PROPERTY MANAGEMENT:

o     The JQH Hotel Portfolio Mortgaged Properties are managed by John Q.
      Hammons Hotels Management, LLC, a borrower affiliate. John Q. Hammons
      Hotels Management, LLC provides day-to-day hotel management functions including management and development services to the five properties.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o     None.

FUTURE PARI PASSU, MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o     The JQH Hotel Portfolio Borrower is permitted to obtain future mezzanine financing secured by a pledge of the direct and/or indirect equity interests in the JQH Hotel Portfolio Borrower, subject to certain conditions, including but not limited to: (i) the mezzanine lender must enter into an intercreditor agreement with the mortgagee satisfactory in all respects to the mortgagee and the rating agencies, (ii) the loan-to-value ratio based on the aggregate principal balance of the JQH
      Hotel Portfolio Whole Loan and such mezzanine debt must not exceed 75% of the appraised value of the JQH Hotel Portfolio Mortgaged Properties, (iii)
      the JQH Hotel Portfolio Mortgaged Properties are achieving a minimum aggregate DSCR of 1.20x, including the JQH Hotel Portfolio Whole Loan and such mezzanine debt (assuming a 30-year amortization schedule), and (iv)
      the mortgagee has received written confirmation from the rating agencies that the incurrence of such mezzanine debt will not result in a downgrade, withdrawal or qualification of the ratings assigned to the certificates.

COLLATERAL RELEASE:

o     After the expiration of the defeasance lockout period, the JQH Hotel
      Portfolio Borrower may obtain a release of an individual JQH Hotel
      Portfolio Mortgaged Property through partial defeasance at a release price equal to (a) 100% of the allocated loan amount with respect to an amount below $50,000,000; (b) 115% of the allocated loan amount with respect to a partial defeasance equal to $50,000,000 (inclusive of the amounts set forth in clause (a) above) but less than $100,000,000; and (c) 125% of the allocated loan amount with respect to a partial defeasance equal to or above $100,000,000 (inclusive of the amounts set forth in clauses (a) and
      (b) above). Conditions to the release of a JQH Hotel Portfolio Mortgaged
      Property include: (i) after giving effect to such release, the debt service coverage ratio for the JQH Hotel Portfolio Mortgaged Properties then remaining subject to the lien of the Mortgage must be at least equal to the greater of (x) the debt service coverage ratio as of the date of origination, and (ii) the lesser of (A) the debt service coverage ratio for all of the then remaining JQH Hotel Portfolio Mortgaged Properties
      (including the individual JQH Hotel Portfolio Mortgaged Property to be released) for the twelve (12) full calendar months immediately preceding the release of the individual JQH Hotel Portfolio Mortgaged Property and
      (B) 2.0x; (ii) after giving effect to such release, the loan-to-value ratio for the JQH Hotel Portfolio Mortgaged Properties then remaining subject to the lien of the mortgage must not exceed the lesser of (x) the loan-to-value ratio as of the date of origination, and (y) the greater of
      (A) the loan-to-value ratio for all of the then remaining JQH Hotel
      Portfolio Mortgaged Properties (including the individual JQH Hotel
      Portfolio Mortgaged Property to be released) immediately preceding the release of the individual JQH Hotel Portfolio Mortgaged Property and (B)
      60%; and (iii) the mortgagee has received written confirmation from the rating agencies that such release will not result in a downgrade, withdrawal or qualification of the ratings assigned to the certificates.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       89

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-3
--------------------------------------------------------------------------------

                              JQH HOTEL PORTFOLIO

--------------------------------------------------------------------------------

                         [4 MAPS OF JQH HOTEL PORTFOLIO]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

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